                               Exhibit 17(b)(ii)

                     Prospectus for Y Shares of the Firstar
                    Short-Term Bond, Intermediate Bond, U.S.
                  Government Securities, Aggregate Bond, Bond
                    IMMDEX(TM), Strategic Income, Tax-Exempt
                  Intermediate Bond, Missouri Tax-Exempt Bond,
                   National Municipal Bond, Balanced Income,
                    Balanced Growth, Growth & Income, Equity
                  Income, Relative Value, Equity Index, Large
                       Cap Core Equity, Large Cap Growth,
                      International Value, Global Equity,
                   International Growth, MidCap Index, MidCap
                  Core Equity, Small Cap Index, Small Cap Core
                   Equity, Science & Technology and MicroCap
                     Funds and Institutional Shares of the
                  Institutional Money Market, Tax-Exempt Money
                   Market, Ohio Tax-Exempt Money Market, U.S.
                   Government Money Market and U.S. Treasury
                    Money Market Funds dated March 1, 2001

Prospectus March 1,  2001

Y SHARES
Short-Term Bond Fund
Intermediate Bond Fund
U.S. Government Securities Fund
Aggregate Bond Fund
Bond IMMDEX(TM)Fund
Strategic Income Fund
Tax-Exempt Intermediate Bond Fund
Missouri Tax-Exempt Bond Fund
National Municipal Bond Fund
Balanced Income Fund
Balanced Growth Fund
Growth & Income Fund
Equity Income Fund
Relative Value Fund
Equity Index Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
International Value Fund
Global Equity Fund
International Growth Fund
MidCap Index Fund
MidCap Core Equity Fund
Small Cap Index Fund
Small Cap Core Equity Fund
Science & Technology Fund
MicroCap Fund
INSTITUTIONAL SHARES
Institutional Money Market Fund
Tax-Exempt Money Market Fund
Ohio Tax-Exempt Money Market Fund
U.S. Government Money Market Fund
U.S.Treasury Money Market Fund

                                bigger & brighter

[LOGO OF FIRSTAR FUNDS]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.


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Table of Contents


Institutional Money Market Fund                       1
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Tax-Exempt Money Market Fund                          3
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Ohio Tax-Exempt Money Market Fund                     6
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U.S. Government Money Market Fund                    10
-------------------------------------------------------
U.S. Treasury Money Market Fund                      12
-------------------------------------------------------
Short-Term Bond Fund,
-------------------------------------------------------
 Intermediate Bond Fund and Bond IMMDEXTM Fund       15
-------------------------------------------------------
U.S. Government Securities Fund                      20
-------------------------------------------------------
Aggregate Bond Fund                                  24
-------------------------------------------------------
Strategic Income Fund                                27
-------------------------------------------------------
Tax-Exempt Intermediate Bond Fund                    32
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Missouri Tax-Exempt Bond Fund                        35
-------------------------------------------------------
National Municipal Bond Fund                         38
-------------------------------------------------------
Balanced Income Fund                                 42
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Balanced Growth Fund                                 46
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Growth & Income Fund                                 50
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Equity Income Fund                                   53
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Relative Value Fund                                  56
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Equity Index Fund                                    60
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Large Cap Core Equity Fund                           63
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Large Cap Growth Fund                                66
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International Value Fund                             71
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Global Equity Fund                                   74
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International Growth Fund                            79
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MidCap Index Fund                                    83
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MidCap Core Equity Fund                              86
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Small Cap Index Fund                                 90
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Small Cap Core Equity Fund                           93
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Science & Technology Fund                            97
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MicroCap Fund                                       101
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Types of Investment Risk                            105
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Investing With Firstar Funds                        114
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   Share Classes Available                          114
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   Purchasing Shares                                115
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   Redeeming Shares                                 118
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   Exchanging Shares                                120
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   Additional Shareholder Services                  121
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Additional Information                              122
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   Dividends, Capital Gains Distributions and Taxes 122
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   Management of the Funds                          124
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   Net Asset Value and Days of Operation            128
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Appendix                                            130
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   Financial Highlights                             130
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An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.



Learn about each Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.
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Institutional Money Market Fund

Objective

[GRAPHIC]

The investment objective of the Institutional Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund invests principally in short-term, high quality, dollar-denominated money market debt obligations generally maturing in 397 days or less. These obligations may be issued by entities including domestic and foreign corporations, banks and other financial institutions and other types of entities or by investment companies, or they may be issued or guaranteed by a U.S. or foreign government, agency, instrumentality or political subdivision.

The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the securities are unrated, they must be of comparable quality to securities with those ratings, as determined at the time of acquisition.

The Fund maintains an average maturity of 90 days or less.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[GRAPHIC]

Bar Chart and Performance Table
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year and the average annual return of the Fund's shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%)

                                     [GRAPH]

                               91
                               92          3.58
                               93          2.90
                               94          4.08
                               95          5.81
                               96          5.26
                               97          5.39
                               98          5.38
                               99          4.94
                             2000          6.19


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-----------------------------

Best Quarter:    Q4 '00 1.59%
Worst Quarter:   Q2 '93 0.70%
-----------------------------


Average Annual Total Return as of 12/31/00

-------------------------------------------------------------------------

                                                         Since Inception
                                 1 Year 5 Years 10 Years (April 26, 1991)
-------------------------------------------------------------------------
Institutional Money Market Fund  6.19%   5.42%    --          4.87%
-------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/00 for the Institutional Money Market Fund was 6.46% and without giving effect to fee waivers was 6.25%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Institutional Money Market Fund.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Institutional Money Market Fund.

Shareholder Fees (fees paid directly from your investment)

---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)              None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)              None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                  None
Redemption Fees                                   None/1/
Exchange Fees                                     None
---------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------
Management Fees (before waivers)/2/                0.46 %
Distribution and Service (12b-1) Fees                None
Other Expenses (before waivers)/3/                 0.36 %
                                                  -------
Total Annual Fund Operating Expenses (before
 waivers)                                          0.82 %
Fee Waiver and Expense Reimbursements/4/          (0.43)%
                                                  -------
Net Annual Fund Operating Expenses/4/              0.39 %
                                                  =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the Institutional
  Money Market Fund is 0.28% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Institutional Money Market Fund currently are 0.11% of the Fund's average daily net assets.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Shares of the Institutional Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.39% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.


2 ..............................................................................


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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------

                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Institutional Money Market Fund   $84    $262    $455    $1,014

--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund

Objective

[GRAPHIC]

The investment objective of the Tax-Exempt Money Market Fund is to provide a high level of current income exempt from federal income taxes consistent with liquidity the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund invests principally in a diversified portfolio of dollar-denominated debt obligations ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions. The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating) or are issued or guaranteed by or otherwise provide the right to demand payment from entities with those ratings. If the security is unrated it must be of comparable quality to securities with those ratings as determined at the time of acquisition. During normal market conditions the Fund will invest at least 80% of its net assets in municipal obligations that are exempt from federal income taxes with remaining maturities of 13 months or less. (Securities that are subject to demand features and certain U.S. government obligations may have longer maturities). The Fund maintains an average portfolio maturity of 90 days or less.

The two principal classifications of municipal obligations which the Tax-Exempt Money Market Fund invests in are:

General Obligation           Revenue Securities
Securities                   Revenue securities are payable only from the
General obligation           revenues derived from a particular facility or
securities are secured       class of facilities or, in some cases, from the
by the issuer's pledge       proceeds of a special excise tax or other
of its full faith,           specific revenue source such as the issuer of the
credit and taxing power      facility being financed.
for the payment of
principal and interest.

Municipal obligations purchased by the Fund may include variable and floating rate instruments, which are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument, the Fund may demand payment in full of the principal and interest.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income

 .............................................................................. 3


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

[LOGO OF FIRSTAR FUNDS]

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securities may default on its obligation to pay interest and repay principal.
Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

Municipal obligations that the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

The Fund may acquire municipal lease obligations, which are issued by a state or local government or authority, to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[GRAPHIC]

Bar Chart and Performance Table

The Fund's Institutional Shares commenced operations on November 27, 2000. Because the Fund's Institutional Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A shares from year to year and the average annual returns of the Fund's Retail A shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                   [GRAPH]

                               91          4.24
                               92          2.64
                               93          2.06
                               94          2.49
                               95          3.44
                               96          3.06
                               97          3.13
                               98          2.97
                               99          2.58
                             2000          3.44


-----------------------------

Best Quarter:    Q2 '91 1.08%
Worst Quarter:   Q1 '94 0.50%
-----------------------------

4 ..............................................................................


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Average Annual Total Return as of 12/31/00 (Retail A Shares)

-------------------------------------------------------

                                1 Year 5 Years 10 Years
-------------------------------------------------------
Tax-Exempt Money Market Fund -
 Retail A Shares                3.44%   3.03%   3.00%
-------------------------------------------------------

The 7-day yield for the period ended on 12/31/00 for Retail A Shares of the Tax-Exempt Money Market Fund was 4.00% and without giving effect to fee waivers was 4.00%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the Tax-Exempt Money Market Fund.

[GRAPHIC]

Fees And Expenses of the Fund

This table describes the expenses that you may pay if you buy and hold Institutional Shares of the Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)

---------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees                                 0.50%
Distribution and Service (12b-1) Fees           None
Other Expenses (before waivers)/2/              0.43%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                               0.93%
Fee Waivers and Expense Reimbursements/3/      (0.14)%
                                               -------
Net Annual Fund Operating Expenses/3/           0.79%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Tax-Exempt Money Market Fund currently are 0.29% of the Fund's average daily net assets.

3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

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Example

The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------
Tax-Exempt Money Market Fund -
 Institutional Shares            $95    $296    $515    $1,143

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Ohio Tax-Exempt Money Market Fund

Objective

[GRAPHIC]

The investment objective of the Ohio Tax-Exempt Money Market Fund is to provide current income exempt from federal income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund intends to           Examples of Ohio Municipal Securities:
achieve its             .tax and revenue anticipation
investment goal by       notes issued to finance
investing its assets     working capital needs in
so that at least 80%     anticipation of receiving
of its annual            taxes or other revenues
interest income is      .bond anticipation notes that
exempt from federal      are intended to be
income tax, not          refinanced through a later
subject to the           issuance of longer-term
alternative minimum      bonds
tax and exempt from     .municipal commercial paper
the personal income      and other short-term notes
taxes imposed by the    .variable rate demand notes
state of Ohio and       .municipal bonds and leases
Ohio municipalities.    .participation interests in
In addition, the         any of the above
Fund will invest its
assets so that under
normal circumstances
at least 65% of the
value of its total
assets will be
invested in
Ohio municipal securities exempt from federal regular income tax and Ohio state personal income tax. The Fund's portfolio consists of municipal securities maturing in 397 days or less. The average maturity however of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. The Fund may invest more than 25% of its total assets in securities credit-enhanced by banks. Credit-enhanced securities are investments backed by a guaranty, a letter of credit or insurance.

The municipal securities in which the Fund invests are primarily debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities and obligations of other states, territories and possessions of the United States and any political subdivision or financing authority of any of these. The income from such obligations must be exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the state of Ohio and its political subdivisions.

Participation Interests
The Fund may purchase interests in municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. Financial institutions provide guarantees, letters of credit or insurance to the Fund on the underlying municipal securities.

Municipal Leases
The Fund may also invest in municipal leases, which are obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest. Municipal leases may be considered illiquid.

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Variable Rate Demand Notes

The Fund may invest in variable rate demand notes, which are obligations with variable or floating interest rates. The notes provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. These securities usually bear interest at a rate that allows the securities to trade at par. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than 7 days' notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

Temporary Investments

From time to time, the Fund may invest in tax-exempt or taxable short-term temporary investments when the Fund's Adviser determines that market conditions call for a temporary defensive posture. During such times, it is possible for the Fund not to reach its investment objective. Although the Fund is permitted to make taxable temporary investments, the Adviser currently has no intention to generate income subject to regular federal income tax.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal; to the extent the Fund invests in credit enhanced securities, it is especially susceptible to credit risk. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Interest rate risk is the risk that, when interest rates increase, fixed-income securities, including municipal securities, will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds.

Municipal obligations that the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Ohio state-specific risks, as it may invest at least 65% of its total assets in municipal obligations issued by the State or entities located in the state of Ohio. Ohio's economy is largely composed of manufacturing, which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves Ohio vulnerable to an economic slowdown associated with business cycles. Furthermore, population growth, as in many states around the Great Lakes, has been stagnant.

The Fund's concentration in securities issued by Ohio and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of Ohio or its local issuers to meet their obligations will depend on, among other factors:

1. the availability of tax and other revenues;

2. economic, political and demographic conditions within the state or region of the state; and

3. the underlying fiscal condition of the state, its counties, municipalities and school districts.

See the Statement of Additional Information (the "Additional Statement") for additional information regarding Ohio state-specific risks.

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Investing in the Fund has added risks because the Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), subjecting the Fund to non-diversification risks. Compared with other mutual funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[GRAPHIC]

Bar Chart and Performance Table

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual returns of the Fund's Retail A Shares. The Fund began operations on December 2, 1997 as the Firstar Stellar Ohio Tax-Free Money Market Fund, a separate portfolio (the "Predecessor Stellar Fund") of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The Predecessor Stellar Fund did not offer Institutional Shares. The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund (Retail A Shares). The performance of the other class shown would be substantially similar to that of the Institutional class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91
                               92
                               93
                               94
                               95
                               96
                               97
                               98          2.85
                               99          2.69
                             2000          3.37

-----------------------------

Best Quarter:    Q2 '00 0.88%
Worst Quarter:   Q1 '99 0.62%
-----------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

-----------------------------------------------------------------

                                                Since Inception
                       1 Year 5 Years 10 Years (December 2, 1997)
-----------------------------------------------------------------
 Ohio Tax-Exempt Money
  Market Fund -
  Retail A Shares      3.37%    --      --           2.97%
-----------------------------------------------------------------

8 ..............................................................................


 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

The 7-day yield for the period ended on 12/31/00 for Retail A Shares of the Ohio Tax-Exempt Money Market Fund was 3.91%, and without giving effect to fee waivers was 3.77%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Retail A Shares of the Ohio Tax-Exempt Money Market Fund.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Ohio Tax-Exempt Money Market Fund.

Shareholder Fees (fees paid directly from your investment)

---------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/             0.50%
Distribution and Service (12b-1) Fees           None
Other Expenses (before waivers)/3/              0.63%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                               1.13%
Fee Waivers and Expense Reimbursements/4/      (0.34)%
                                               -------
Net Annual Fund Operating Expenses/4/           0.79%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the Ohio Tax-Exempt Money Market Fund is 0.34% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Ohio Tax- Exempt Money Market Fund currently are 0.45% of the Fund's average daily net assets.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the Ohio Tax-Exempt Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 .............................................................................. 9


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


--------------------------------------------------------------------

                                     1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund -
 Institutional Shares                 $115   $359    $622    $1,375

--------------------------------------------------------------------------------
U.S. Government Money Market Fund

Objective

[GRAPHIC]

The investment objective of the U.S. Government Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The U.S. Government Money Market Fund invests in short-term dollar-denominated debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations. The Fund also invests in variable and floating rate instruments and repurchase agreements.

The Fund maintains an average maturity of 90 days or less.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares       Even though
will vary from day to day so that       the U.S
the dividends on your investment        Government
will vary. The Fund is subject to       Money Market
credit risk and interest rate risk.     Fund purchases
Credit risk is the risk that an         mostly U.S
issuer of fixed-income securities       government
may default on its obligation to pay    obligations,
interest and repay principal.           shares of the
Interest rate risk is the risk that,    Fund are not
when interest rates increase, fixed-    themselves
income securities will decline in       issued or
value.                                  guaranteed by
                                        any government
                                        agency.

There can be no assurance that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[GRAPHIC]

Bar Chart and Performance Table

The Fund's Institutional Shares commenced operations on December 11, 2000. Because the Fund's Institutional Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Retail A Shares from year to year and the average annual return of the Fund's Retail A Shares. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.

10 .............................................................................


 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------



Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                   [GRAPH]

                               91          5.56
                               92          3.30
                               93          2.61
                               94          3.76
                               95          5.39
                               96          4.92
                               97          4.97
                               98          4.95
                               99          4.41
                             2000          5.65

-----------------------------

Best Quarter:    Q1 '91 1.53%
Worst Quarter:   Q2 '93 0.63%
-----------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

------------------------------------------------------------

                                     1 Year 5 Years 10 Years
------------------------------------------------------------
U.S. Government Money Market Fund -
 Retail A Shares                     5.65%   4.97%   4.54%
------------------------------------------------------------

The 7-day yield for the period ended on 12/31/00 for Retail A Shares of the U.S. Government Money Market Fund was 5.89% and without giving effect to fee waivers was 5.72%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of Retail A Shares of the U.S. Government Money Market Fund.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the expenses that you may pay if you buy and hold Institutional Shares of the U.S. Government Money Market Fund.

Shareholder Fees (fees paid directly from your investment)

---------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

 ............................................................................. 11


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees (before waivers)/2/             0.50%
Distribution and Service (12b-1) Fees           None
Other Expenses (before waivers)/3/              0.66%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                               1.16%
Fee Waivers and Expense Reimbursements/4/      (0.37)%
                                               -------
Net Annual Fund Operating Expenses/4/           0.79%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the U.S. Government
  Money Market Fund is 0.31% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Government Money Market Fund currently are 0.48% of the Fund's average daily net assets.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the U.S. Government Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------

                                     1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------
U.S. Government Money Market Fund -
 Institutional Shares                 $118   $368    $638    $1,409

--------------------------------------------------------------------------------
U.S. Treasury Money Market Fund

Objective

[GRAPHIC]

The investment objective of the U.S. Treasury Money Market Fund is to seek stability of principal and current income consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The U.S. Treasury Money Market Fund invests exclusively in short-term U.S. Treasury obligations that have a maturity of 397 days or less from the date of purchase. The Fund may purchase repurchase agreements collateralized by U.S. Treasury obligations. The Fund intends to invest in the agreements that provide for repurchase within 397 days from the date of acquisition. The average maturity of these securities is 120 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. Securities subject to repurchase agreements are marked to market on a daily basis. U.S. Treasury obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States government. The Fund may also retain assets in cash and may purchase U.S. Treasury obligations on a when-issued or delayed delivery basis.

12 .............................................................................


 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares   Even though the
will vary from day to day so that   U.S Treasury
the dividends on your investment    Money Market Fund
will vary. The Fund is subject to   purchases mostly
credit risk and interest rate       U.S government
risk. Credit risk is the risk       obligations,
that an issuer of fixed-income      shares of the
securities may default on its       Fund are not
obligation to pay interest and      themselves issued
repay principal. Interest rate      or guaranteed by
risk is the risk that, when         any government
interest rates increase, fixed-     agency.
income securities will decline in
value.

The Fund is subject to when-issued and delayed delivery transaction risks. When-issued and delayed delivery transactions involve securities with payment and delivery scheduled for a future time. One of the risks of investing in when-issued or delayed delivery transactions is if the seller chooses not to complete the transaction, the Fund could miss an advantageous price or yield. The Fund may enter into transactions to sell its purchase commitments to third parties at current market rates and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses on the sale of these kinds of commitments.

The Fund is also subject to repurchase agreement risk. Repurchase agreements are arrangements in which banks, broker/dealers and other financial institutions sell securities to the Fund and agree to repurchase them at a certain time and price within one year. Repurchase agreement risk is the risk that the seller may not repurchase the securities from the Fund, which may result in the Fund selling the security for less than the agreed upon price. Another risk of repurchase agreements is that the seller may default or file for bankruptcy. That could mean the Fund might have to wait through lengthy court actions before selling the securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[GRAPHIC]

Bar Chart and Performance Table
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Shares from year to year and the average annual returns of the Fund's Institutional Shares. On November 27, 2000, the Mercantile Treasury Money Market Portfolio, a portfolio of Mercantile Mutual Funds, Inc., and the Firstar Stellar Treasury Fund, a portfolio of Firstar Stellar Funds, reorganized into the Firstar U.S. Treasury Money Market Fund. At that time, the Firstar U.S. Treasury Money Market Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Firstar Stellar Treasury Fund (the "Predecessor Stellar Fund"). The performance set forth below for the U.S. Treasury Money Market Fund is based on the performance of a corresponding class of the Predecessor Stellar Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.

 ............................................................................. 13


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------



Year-by-year total return as of 12/31 each year (%) (Institutional Shares)

                                     [GRAPH]

                               91
                               92
                               93
                               94
                               95
                               96
                               97
                               98          4.77
                               99          4.22
                             2000          5.40

-----------------------------

Best Quarter:    Q4 '00 1.42%
Worst Quarter:   Q2 '99 0.98%
-----------------------------


Average Annual Total Return as of 12/31/00 (Institutional Shares)

---------------------------------------------------------------------------

                                                                 Since Inception
                                   1 Year 5 Years 10 Years (March 25, 1997)
---------------------------------------------------------------------------
U.S.Treasury Money Market Fund -
 Institutional Shares              5.40%    --      --          4.83%
---------------------------------------------------------------------------


The 7-day yield for the period ended on 12/31/00 for Institutional Shares of the U.S. Treasury Money Market Fund was 5.55%, and without giving effect to fee waivers was 5.53%. Figures reflect past performance. Yields will vary. You may call 1-800-677-Fund to obtain the current 7-day yield of Institutional Shares of the U.S. Treasury Money Market Fund.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the U.S. Treasury Money Market Fund.

Shareholder Fees (fees paid directly from your investment)

---------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
 Purchases
 (as a percentage of offering price)            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)            None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                None
Redemption Fees                                 None/1/
Exchange Fees                                   None
---------------------------------------------------------

14 .............................................................................


 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                            Institutional
                                               Shares
---------------------------------------------------------
Management Fees                                 0.44%
Distribution and Service (12b-1) Fees           None
Other Expenses (before waivers)/2/              0.39%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                               0.83%
Fee Waivers and Expense Reimbursements/3/      (0.04)%
                                               -------
Net Annual Fund Operating Expenses/3/           0.79%
                                               =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Institutional Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the U.S. Treasury Money Market Fund currently are 0.35% of the Fund's average daily net assets.

3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional Shares of the U.S. Treasury Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------

                                  1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------
U.S.Treasury Money Market Fund -
 Institutional Shares              $85    $265    $460    $1,025

--------------------------------------------------------------------------------
Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund

Objectives

[GRAPHIC]

The investment objective of the Short-Term Bond Fund (formerly Short-Term Bond Market Fund) is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Credit Bond Index.

The investment objective of the Intermediate Bond Fund (formerly Intermediate Bond Market Fund) is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate U.S. Government/Credit Bond Index.

The investment objective of the Bond IMMDEX(TM) Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers U.S. Government/Credit Bond Index.

Each of these investment objectives may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

 ............................................................................. 15


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Principal Investment Strategies

[GRAPHIC]

The Adviser attempts to make each Fund's duration and return comparable to those of its respective bond index, and to maintain an overall interest rate sensitivity for each Fund equivalent to its respective bond index.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest sensitivity and return objectives.

The effective dollar-weighted average portfolio maturity of each Fund will be more than one year but less than three years for the Short-Term Bond Fund; more than three years but less than ten for the Intermediate Bond Fund; and more than five years for the Bond IMMDEX(TM) Fund during normal market conditions.

Each Fund typically holds less than 200 securities.

The Adviser will attempt to keep each Fund fully invested. Each Fund's policy is to invest at least 65% of total assets in the following types of debt securities:

 .U.S. government                .U.S. government agencies
 .Stripped U.S. government       .Corporate
 .Collateralized mortgage        .Medium-term notes
 obligations                    .Eurobonds
 .Asset-backed and mortgage-
 backed obligations



                                Duration Defined:

"Duration" is the average time it takes to receive expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments.

Duration usually defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure does not completely explain the interest rate sensitivity of a bond.

                                   For Example

The duration of a 5-year zero coupon bond which pays no interest or principal until the maturity of the bond is 5 years. This is because a zero coupon bond produces no cash flow until the maturity date.


On the other and, a coupon bond that pays interest semiannually and matures in 5 years will have a duration of less than 5 years reflecting the semiannual cash flows resulting from coupon payments.

Debt obligations acquired by each Fund will be "investment grade," as rated by at least one rating agency. The Adviser may purchase unrated obligations that are determined by the Adviser to be comparable in quality to the rated obligations. Average quality for each Fund is expected to be at least the second highest rating category of S&P or Moody's. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security. If over 5% of the Fund's net assets consist of obligations which have fallen below the minimum rating, the Adviser will immediately sell the securities.

                       Investment-Grade Securities are:
               securities rated in the highest 4 categories by
                       S&P, Moody's or another nationally
                           recognized rating agency.

 Although these Funds attempt to achieve returns comparable to those of their respective benchmark indices by maintaining a comparable duration (see "Strategies" for definition), these Funds are NOT index funds. Each Fund may invest more than 50% of their assets in securities not included in the index.

Description of Bond Indices

The bond indices measure the price changes of securities and the income provided by the securities. The bond indices are intended to measure performance of fixed-rate debt markets over given time intervals. The difference between the indices is the maturity range of the securities included. Each index is comprised of:

 .U.S. Treasury securities
 .U.S. government agency securities


16 .............................................................................

 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

 .U.S. dollar denominated debt of certain foreign sovereign or supranational entities
 .investment-grade corporate debt obligations

The indices require that investment-grade corporate debt obligations must:

 .be fixed-rate debt (as opposed to variable-rate debt)
 .have at least one year until maturity
 .have a minimum outstanding par value of $100 million
 .have a minimum quality rating of Baa by Moody's, BBB by S&P, or BBB by Fitch

The indices also require the following maturities for each debt obligation:


-------------------------------------------------------------------------------

Index                     Length of Maturity
-------------------------------------------------------------------------------

Lehman Brothers 1-3 Year
 Government/Credit Bond
 Index                    From one to three years remaining until maturity

Lehman Brothers
 Intermediate U.S.
 Government/Credit Bond
 Index                    From one to 10 years remaining until maturity

Lehman Brothers U.S.
 Government/Credit Bond
 Index                    From one to 30 years or more remaining until maturity
-------------------------------------------------------------------------------


The following chart depicts the number of bond issues and their aggregate dollar values as represented by the indices on December 31, 2000.

------------------------------------------------------------

                                   Bond Issues Dollar Value
------------------------------------------------------------
Lehman Brothers 1-3 Year
 Government/Credit Bond Index         1,087    $ 974 billion

Lehman Brothers Intermediate U.S.
 Government/Credit Bond Index         3,368    $2.6 trillion

Lehman Brothers U.S.
 Government/Credit Bond Index         4,767    $3.7 trillion
------------------------------------------------------------

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Funds are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risks than higher rated securities.

Because of the smaller number of issues held by a Fund than its respective bond index, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the Fund to a greater degree than such events will influence its respective bond index and may prevent the Fund from attaining its investment objective for particular periods.

While the Adviser believes purchasing securities which are not in each Fund's respective index or not consistent with the "mix" of the index provides the opportunity to achieve an enhanced gross return compared to the index, the Adviser may err in its choices of securities or portfolio mixes. Further, the

 ............................................................................. 17

 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

Adviser calculates the Funds' duration and average maturity based on certain estimates relating to the duration and maturity of the securities held by the Fund. The estimates used may not always be accurate, so the Adviser's calculations may be incorrect. Such errors could result in a negative return and a loss to you. In the event the performance of a Fund is not comparable to the performance of its respective index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Funds involves risk, including the risk of losing money.

[GRAPHIC]

Bar Chart And Performance Table

Y Shares of the Intermediate Bond Fund commenced operations on November 27, 2000 and Y Shares of the Short-Term Bond Fund and Bond IMMDEX(TM) Fund commenced operations on December 11, 2000. Because each Fund's Y Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Retail A Shares from year to year; and (b) how the average annual returns of a Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, each Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, a Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced.

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

          Short-Term Bond  Intermediate Bond  Bond IMMDEX(TM)
  91           13.51                               16.58
  92            6.86                                7.56
  93            6.47                               10.96
  94            0.93             -2.09             -3.06
  95           10.47             14.99             19.28
  96            4.73              3.81              2.79
  97            6.13              7.07              9.16
  98            6.31              7.64              8.94
  99            3.11              0.75             -1.64
2000            7.81              9.91             11.61

---------------------------------------------------------------

                  Short-Term    Intermediate   Bond IMMDEX(TM)
                  Bond Fund      Bond Fund          Fund
---------------------------------------------------------------
Best Quarter:    Q4 '91  4.18%  Q2 '95  4.96%   Q2  '95   6.58%
Worst Quarter:   Q1 '94 -0.45%  Q1 '94 -2.04%   Q1  '94  -2.90%
---------------------------------------------------------------

18 .............................................................................


 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

----------------------------------------------------------------------------

                                                            Since Inception
                                   1 Year 5 Years 10 Years (inception date)
----------------------------------------------------------------------------
Short-Term Bond Fund -
 Retail A Shares                    7.81%  5.61%   6.58%          --
Lehman Brothers 1-3 Year
 Government/Credit Bond Index       8.06%  5.98%   6.76%          --
Intermediate Bond Fund -
 Retail A Shares                    9.91%  5.79%     --          6.23%
                                                           (January 5, 1993)
Lehman Brothers Intermediate U.S.
 Government/Credit Bond Index      10.12%  6.11%     --          6.46%
                                                           (January 5, 1993)
Bond IMMDEX(TM) Fund -
 Retail A Shares                   11.61%  6.06%   8.00%          --
Lehman Brothers U.S.
 Government/Credit Bond Index      11.85%  6.24%   8.00%          --
----------------------------------------------------------------------------

Each of the Lehman Brothers 1-3 Year Government/Credit Bond Index, Intermediate U.S. Government/Credit Bond Index and U.S. Government/Credit Bond Index is a widely-recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

Securities included in the Lehman Brothers 1-3 Year Government/Credit Bond Index must meet the following criteria: not less than one year to maturity; and not more than three years remaining to maturity.

Securities included in the Lehman Brothers Intermediate U.S. Government/Credit Bond Index must meet the following criteria: remaining maturity of one to ten years; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

Securities included in the Lehman Brothers U.S. Government/Credit Bond Index must meet the following criteria: not less than one year to maturity; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

[GRAPHIC]

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund.

Shareholder Fees (fees paid directly from your investment)

------------------------------------------------------------------------------------

                                                                             Bond
                                                  Short-Term Intermediate IMMDEX(TM)
                                                  Bond Fund   Bond Fund      Fund
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                 None        None        None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                 None        None        None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                     None        None        None
Redemption Fees                                      None/1/     None/1/     None/1/
Exchange Fees                                        None        None        None
------------------------------------------------------------------------------------

 ............................................................................. 19


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

------------------------------------------------------------------------------

                                                                      Bond
                                           Short-Term  Intermediate IMMDEX(TM)
                                           Bond Fund    Bond Fund      Fund
------------------------------------------------------------------------------
Management Fees (before waivers)             0.60%/2/     0.50%/2/    0.30%
Distribution and Service (12b-1) Fees        None         None        None
Other Expenses/3/                            0.52%        0.45%       0.43%
                                            -------      -------      -----
Total Annual Fund Operating Expenses
 (before waivers)                            1.12%        0.95%       0.73%
Fee Waivers and Expense Reimbursements/4/   (0.27)%      (0.10)%        --
                                            -------      -------      -----
Net Annual Fund Operating Expenses/4/        0.85%        0.85%       0.73%
                                            =======      =======      =====
------------------------------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fees of the Short-Term Bond Fund and Intermediate Bond Fund are 0.33% and 0.40% of the respective Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Funds not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of each Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for the Y Shares of the Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.85%, 0.85% and 0.73%, respectively, of each Fund"s average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of each Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
------------------------------------------------------------------
Short-Term Bond Fund - Y Shares     $114   $356    $617    $1,363
Intermediate Bond Fund - Y Shares     97    303     525     1,166
Bond IMMDEX(TM) - Y Shares            75    233     406       906

--------------------------------------------------------------------------------
U.S. Government Securities Fund
Objective

[GRAPHIC]

The investment objective of the U.S. Government Securities Fund is to seek a high rate of current income that is consistent with relative stability of principal. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. government and its agencies, including U.S. Treasury bonds, notes and bills, as well as in repurchase agreements backed by such obligations. The Fund also invests in mortgage-backed securities issued by U.S. government-sponsored entities such as Ginnie Maes, Fannie Maes, and Freddie Macs. The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from one to 30 years. Under normal conditions, however, the Adviser does not expect the Fund's

20 .............................................................................

 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

average weighted maturity to exceed 10 years when adjusted for the expected average life of any mortgage-backed securities held by the Fund.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risks than higher rated securities. Maturity risk is the risk that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations, the value of its debt securities will fall. Securities issued or guaranteed by the U.S. government and its agencies have historically involved little risk of loss of principal if held to maturity. Certain U.S. government securities, such as Ginnie Maes, are supported by the full faith and credit of the U.S. Treasury. Others, such as Freddie Macs, are supported by the right of the issuer to borrow from the U.S. Treasury. Other securities, such as Fannie Maes, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the issuers, and still others are supported by the issuer's own credit.

The Fund is also subject to repurchase agreement risk. Repurchase agreement risk is the risk that the seller may not repurchase the securities from the Fund, which may result in the Fund selling the security for less than the agreed upon price. Another risk of repurchase agreements is that the seller may default or file for bankruptcy. That could mean the Fund might have to wait through lengthy court actions before selling the securities. An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.


[GRAPHIC]

Bar Chart and Performance Table

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Y Shares from year to year; and (b) how the average annual returns of the Fund's Y Shares compare to those of a broad-based securities market index. The Fund began operations on June 2, 1988 as the Mercantile U.S. Government Securities Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (the "Predecessor Mercantile Portfolio"). On November 27, 2000, the

 ............................................................................. 21


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If the fee waivers were not in place, the Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Y Shares)

                                     [GRAPH]

                                91
                                92
                                93
                                94
                                95          14.87
                                96           3.09
                                97           6.27
                                98           6.44
                                99           0.77
                              2000           9.42



------------------------------

Best Quarter:    Q2 '95  5.39%
Worst Quarter:   Q1 '96 -0.93%
------------------------------


Average Annual Total Return as of 12/31/00 (Y Shares)

---------------------------------------------------------------------------

                                                           Since Inception
                                   1 Year 5 Years 10 Years (inception date)
---------------------------------------------------------------------------
U.S. Government Securities Fund -
 Y Shares                           9.42%  5.16%    --          6.04%
                                                            (June 7, 1994)
Lehman Brothers Intermediate U.S.
 Government Bond Index             10.47%  6.19%    --          7.01%
                                                            (May 31, 1994)
---------------------------------------------------------------------------

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index, which tracks the performance of intermediate-term U.S. government bonds. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


[GRAPHIC]

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the U.S. Government Securities Fund.

22 .............................................................................


 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.60%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                 0.44%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.04%
Fee Waivers and Expense Reimbursements/4/        (0.06%)
                                                 -------
Net Annual Fund Operating Expenses/4/             0.98%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the U.S. Government Securities Fund is 0.54% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the U.S. Government Securities Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.98% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------

                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
U.S. Government Securities Fund - Y Shares   $106   $331    $574    $1,271
---------------------------------------------------------------------------

 ............................................................................. 23


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

Aggregate Bond Fund

Objective

[GRAPHIC]

The investment objective of the Aggregate Bond Fund is to provide an annual rate of total return, before fund expenses, comparable to the annual rate of total return of the Lehman Brothers U.S. Aggregate Bond Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund invests substantially all of its assets in a broad range of debt obligations, including corporate obligations and U.S. government obligations. Corporate obligations may include bonds, notes and debentures. U.S. government obligations may include U.S. Treasury obligations and obligations of certain U.S. government agencies. The Fund also invests in mortgage-backed securities, including Ginnie Maes, Fannie Maes and Freddie Macs. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may from time to time invest up to 10% of its total assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.

The Fund may only purchase investment grade debt obligations, which are those rated in one of the four highest rating categories by one or more national rating agencies, such as S&P's or Moody's. Under normal market conditions, however, the Fund intends to invest at least 65% of its total assets in debt obligations rated in one of the three highest rating categories. Unrated debt obligations will be purchased only if they are determined by the Adviser to be at least comparable in quality at the time of purchase to eligible rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

In making investment decisions, the Adviser considers a number of factors including credit quality, the price of the security relative to that of other securities in its sector, current yield, maturity, yield to maturity, anticipated changes in interest rates and other economic factors, liquidity, and the overall quality of the investment.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from less than one year to 30 years. The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risks than higher rated securities. Maturity risk is the risk that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the

24 .............................................................................

 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign debt securities are subject to foreign risks. Foreign debt securities involve special risks not typically associated with U.S. securities. The foreign debt securities held by the Fund may underperform other types of securities, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table

[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Y Shares from year to year; and (b) how the average annual returns of the Fund's Y Shares compare to those of a broad-based securities market index. The Fund began operations on June 15, 1988 as the Mercantile Government & Corporate Bond Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (the "Predecessor Mercantile Portfolio"). On November 27, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If those fee waivers were not in place, the Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Y Shares)

                                     [GRAPH]

                               91
                               92
                               93
                               94
                               95         16.61
                               96          1.83
                               97          8.24
                               98          8.67
                               99         -2.06
                             2000         10.93

------------------------------

Best Quarter:    Q2 '95  5.60%
Worst Quarter:   Q1 '96 -2.79%
------------------------------

 ............................................................................. 25

 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

Average Annual Total Return as of 12/31/00 (Y Shares)

---------------------------------------------------------------------------

                                                         Since Inception
                                1 Year 5 Years 10 Years  (inception date)
---------------------------------------------------------------------------
Aggregate Bond Fund -
 Y Shares                       10.93%  5.40%    --           5.70%
                                                         (January 3, 1994)
Lehman Brothers U.S. Aggregate
 Bond Index                     11.63%  6.46%    --           6.68%
                                                        (December 31, 1993)
---------------------------------------------------------------------------

The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized unmanaged index made up of Lehman Brothers' U.S. Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Aggregate Bond Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends                            None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.50%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                 0.44%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         0.94%
Fee Waivers and Expense Reimbursements/4/        (0.01)%
                                                 -------
Net Annual Fund Operating Expenses/4/             0.93%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the Aggregate Bond
  Fund is 0.49% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Aggregate Bond Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.93% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

26 .............................................................................

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                                                         [LOGO OF FIRSTAR FUNDS]

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Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------
Aggregate Bond Fund - Y Shares   $96    $300    $520    $1,155

--------------------------------------------------------------------------------
Strategic Income Fund

Objective

[GRAPHIC]

The investment objective of the Strategic Income Fund is to generate high current income. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund attempts to achieve its    The Fund's investment categories:
investment goal by investing its    1. U.S.
assets in a core group of              government &
securities as shown in the box to      corporate
the right. The Adviser's strategy      fixed-income
is to spread the investment            securities
portfolio over several securities   2. Money market
categories to reduce the impact        securities
of any drastic market movements     3. International
affecting one category. With that      securities
in mind, the Fund invests           4. Real estate
approximately 40% of its assets        investment
in short- to long-term,                trusts
investment grade U.S. government    5. Domestic
and corporate fixed-income             equity
securities (category 1). The Fund      securities
may invest up to 25% of its         6. Mortgage and
assets in money market securities      asset-backed
(category 2). The Fund invests         securities
between 0% to 20% of its assets
in each of the other categories
(categories 3 through 6).

Overall, the Fund will have at least 65% of its assets invested in securities that produce income.

To aid in selecting securities, the Adviser will use the following techniques:

 .fundamental and quantitative analysis to select equity securities, which includes examining price/earnings ratios, historical and projected earnings growth rates, historical sales growth rates, historical return on equity, market capitalization, and average daily trading volume;
 .use of ratings assigned by nationally recognized statistical rating organizations (when needed);
 .credit research;
 .review of issuers' historical performance;
 .examination of issuers' dividend growth record;
 .consideration of market trends; and
 .hedging through the use of options and futures.

Domestic Fixed-Income Securities

As noted above, the Fund will invest in domestic corporate debt obligations, obligations of the United States, and notes, bonds and discount notes of U.S. government agencies or instrumentalities. The Adviser selects bonds based on their potential interest rates and yield in relation to other bonds of similar quality and maturity. The Fund will only invest in bonds which are rated Baa or higher by Moody's or rated BBB or higher by S&P or Fitch. If the securities are unrated, the Adviser must consider them to be of similar quality to the rated securities before the Fund may invest in them.

U.S. Government Securities

The Fund may invest in securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities include direct

 ............................................................................. 27


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obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds)
and obligations issued or guaranteed by U.S. government agencies or instrumentalities.

International Securities

The Fund may invest in international securities (including other investment companies that invest primarily in international securities). The international securities include equity securities of non-U.S. companies and corporate and government fixed-income securities denominated in currencies other than U.S. dollars. These securities may be traded domestically or abroad through various stock exchanges, American Depository Receipts or International Depository Receipts ("ADRs" or "IDRs"). The international fixed-income and corporate securities include ADRs, IDRs, and government securities of other nations and must be rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the Adviser must determine that they are of similar quality to the rated securities before the Fund may invest in them.

Real Estate Investment Trusts
The Fund may invest in equity or          A REIT (real
mortgage REITs that produce income.       estate
REITs will be diversified by              investment
geographic location and by sector         trust) is a
(such as shopping malls, apartment        managed
building complexes and health care        portfolio of
facilities). An equity REIT holds         real estate
equity positions in real estate and       investments.
provides its shareholders with income
from the leasing of its properties
and capital gains from any sales of
properties. A mortgage REIT specializes
in lending money to developers of
properties and passes interest income to its shareholders.

Domestic Equity Securities

The Fund's domestic equity securities consist of high dividend paying common and preferred stocks of U.S. companies listed on the New York or American Stock Exchanges or traded in the over-the-counter market. The companies must have a history of stable earnings and/or growing dividends. The Fund may also invest in warrants and securities convertible into common stocks of these U.S. companies.

Money Market Instruments

The Fund may invest in U.S. and foreign short-term money market instruments, including commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or F-1 or F-2 by Fitch, bank instruments, obligations of the U.S. government, its agencies or instrumentalities, repurchase agreements, and other unrated short-term instruments that the Adviser believes to be of comparable quality to the other obligations in which the Fund may invest.

Mortgage and Asset-Backed Securities

The Fund may invest in mortgage-backed securities, adjustable rate mortgage securities, collateralized mortgage obligations and asset-backed securities.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund is also subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell. Fixed-income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risks than higher rated securities.

28 .............................................................................


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Certain securities in which the Fund invests pose additional risks. The
Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions that may be more sensitive to, or otherwise react in tandem with, interest rate changes or market moves and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The Fund is subject to futures and options on futures risks, as the Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes, and you could lose money because of the Fund's use of options.

The Fund is also subject to portfolio turnover risk. The Fund purchases and sells securities to capture dividends on particular securities. The Fund will purchase a security close to its ex-dividend date, thereby entitling the Fund to receive the anticipated dividend. The Fund will then sell the security after the ex-dividend date. This practice could result in the Fund experiencing an annual turnover rate of up to 250%. High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the performance of the Fund.

To the extent the Fund invests in REITs, it is subject to real estate investment trust risks. Some of the risks of equity and mortgage REITs are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location. The Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

 ............................................................................. 29


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[GRAPHIC]

Bar Chart and Performance Table

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail B Shares from year to year; and (b) how the average annual returns of the Fund's Retail B Shares compare to those of a broad-based securities market index. The Fund began operations on December 12, 1994 as the Firstar Stellar Strategic Income Fund (the "Predecessor Stellar Fund") a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc., and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The Predecessor Stellar Fund did not offer Y Shares. The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund (Retail B Shares). The performance of the other class shown would be substantially similar to that of the Y class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. The Fund's Retail A Shares commenced operations on March 31, 2000.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail B Shares. If the sales load were reflected, performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail B Shares)

                                     [GRAPH]

                               91
                               92
                               93
                               94
                               95         13.24
                               96          5.29
                               97          9.49
                               98         -3.19
                               99         -5.80
                             2000         12.56




------------------------------

Best Quarter:    Q2 '97  4.59%
Worst Quarter:   Q1 '99 -2.72%
------------------------------


Average Annual Total Return as of 12/31/00 (Retail B Shares)

-----------------------------------------------------------------------------

                                                                 Since Inception
                                  1 Year 5 Years 10 Years  (inception date)
-----------------------------------------------------------------------------
Strategic Income Fund -
 Retail B Shares                  12.56%  3.42%    --            5.18%
                                                          (December 12, 1994)
Lehman Brothers U.S. Government/
 Credit Bond Index                11.85%  6.24%    --           8.30%
                                                          (November 30, 1994)
-----------------------------------------------------------------------------


The Lehman Brothers U.S. Government/Credit Bond Index is a widely-recognized unmanaged index of bonds which have maturities of at least one year and are rated investment grade or higher by Moody's, S&P or Fitch, in that order. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[GRAPHIC]

Fees And Expenses Of The Fund

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Strategic Income Fund.

30 .............................................................................

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


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Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.95%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                 0.62%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.57%
Fee Waivers and Expense Reimbursements/4/        (0.12)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.45%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the Strategic Income
  Fund is 0.83% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Strategic Income Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.45% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------

                                  1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------
Strategic Income Fund - Y Shares   $160   $496    $855    $1,867
-----------------------------------------------------------------

 ............................................................................. 31

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Tax-Exempt Intermediate Bond Fund

Objective

[GRAPHIC]

The investment objective of the Tax-Exempt Intermediate Bond Fund is to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund invests principally in investment-grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. Except during temporary defensive periods, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes and will invest at least 65% of its total assets in bonds and debentures. The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund, and the Fund may invest in short-term municipal obligations and tax-exempt commercial paper.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest rate sensitivity and return objectives.

In pursuing its investment objective, the Fund invests in a diversified portfolio of municipal obligations (as defined above under "Tax-Exempt Money Market Fund"). Municipal obligations purchased by the Fund will be:

 .investment grade at the time of purchase (i.e., BBB by S&P or Fitch IBCA or Baa by Moody's, or in the highest 4 categories by another nationally recognized rating agency);
 .unrated at the time of purchase but determined to be of comparable quality to the rated securities by the Adviser;
 .municipal notes and other short-term obligations rated SP-1 by S&P or MIG-1 by Moody's; or
 .tax-exempt commercial paper rated A-1 or higher by S&P or VMIG-1 by Moody's.

After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. At that time, the Adviser will consider whether to continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency if the securities exceed 5% of the Fund's net assets.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Tax risk is the risk that the Fund may be impacted more adversely by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risks than higher rated securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

Municipal obligations which the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

32 .............................................................................

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An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

[GRAPHIC]

Bar Chart and Performance Table

The Fund's Y Shares commenced operations on November 27, 2000. Because the Fund's Y Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If service organization fees were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91
                               92
                               93
                               94         -1.73
                               95         10.26
                               96          3.53
                               97          5.79
                               98          5.01
                               99          0.15
                             2000          6.37

------------------------------

Best Quarter:    Q1 '95  3.88%
Worst Quarter:   Q1 '94 -2.75%
------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

------------------------------------------------------------------------------

                                                             Since Inception
                                   1 Year  5 Years 10 Years (inception date)
------------------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund -
 Retail A Shares                     6.37%  4.15%    --           4.50%
                                                            (February 8, 1993)
Lehman Brothers 5-Year General
 Obligation Bond Index               7.67%  5.04%    --           5.36%
                                                            (January 31, 1993)
------------------------------------------------------------------------------


The Lehman Brothers 5-year General Obligation Bond Index is a widely recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors

 ............................................................................. 33


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

[LOGO OF FIRSTAR FUNDS]

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cannot invest directly in the Index. To be included in this Index, a municipal bond must be a state or local general obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of four to six years.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the expenses that you may pay if you buy and hold Y shares of the Tax-Exempt Intermediate Bond Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

----------------------------------------------------------

                                                  Y Shares
----------------------------------------------------------
Management Fees (before waivers)/2/                0.50%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                  0.51%
                                                  -------
Total Annual Operating Expenses (before waivers)   1.01%
Fee Waivers and Expense Reimbursements/4/         (0.01)%
                                                  -------
Net Annual Fund Operating Expenses/4/              1.00%
                                                  =======
----------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the Tax-Exempt
  Intermediate Bond Fund is 0.39% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Tax-Exempt Intermediate Bond Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.00% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------

                                              1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------------------
Tax-Exempt Intermediate Bond Fund - Y Shares   $103   $322    $558    $1,236
--------------------------------------------------------------------------------

34 .............................................................................

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Missouri Tax-Exempt Bond Fund

Objective

[GRAPHIC]

The investment objective of the Missouri Tax-Exempt Bond Fund is to seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund           What Are Municipal Securities?
normally invests   State and local governments issue
at least 80% of    municipal securities to raise
its total assets   money to finance public works, to
in municipal       repay outstanding obligations, to
securities that    raise funds for general operating
pay interest       expenses and to make loans to
that is exempt     other public institutions. Some
from federal       municipal securities, known as
income tax, and    private activity bonds, are backed
at least 65% of    by private entities and are used
its total assets   to finance various non-public
in Missouri        projects. Municipal securities,
municipal          which can be issued as bonds,
securities,        notes or commercial paper, usually
which are          have fixed interest rates,
securities         although some have interest rates
issued by the      that change from time to time.
State of
Missouri and
other government
issuers and that
pay interest which is
exempt from both federal
income tax and Missouri
state income tax.

Municipal          Average Weighted Maturity gives
securities         you the average time until all
purchased by the   debt obligations, including
Fund may include   municipal securities, in the Fund
general            come due or mature. It is
obligation         calculated by averaging the time
securities,        to maturity of all debt
revenue            obligations held by the Fund with
securities and     each maturity "weighted" according
private activity   to the percentage of assets which
bonds. General     it represents.
obligation
securities are
secured by the
issuer's full faith,
credit and taxing power.

Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under normal market conditions, the Fund's investments in private activity bonds, together with any investments in taxable obligations, will not exceed 20% of its total assets.

In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity.

The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as Standard & Poor's or Moody's, or are unrated securities determined by the Adviser to be of comparable quality to the rated securities. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality to the rated securities. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from one to 30 years. The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

 ............................................................................. 35

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PRINCIPAL RISKS

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk, prepayment risk and tax risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities, including municipal securities, will decline in value. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation paid by the Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risks than higher rated securities.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Missouri state-specific risks, as it may invest at least 65% of its total assets in municipal obligations issued by entities located in the state of Missouri and the interest on which is paid solely from revenues of similar projects. Missouri's economy is largely comprised of services, manufacturing (primarily defense, transportation and other durable goods), wholesale and retail trade, and state and local government. The exposure to these industries leaves Missouri vulnerable to an economic slowdown associated with the business cycles of such industries. Because defense-related business plays an important role in Missouri's economy, declining defense appropriations, military base closings in Missouri and federal downsizing also may continue to have an adverse impact on the State.

Investing in the Fund has added risks because the Fund is a non-diversified fund under the 1940 Act, subjecting the Fund to non-diversification risks. Compared with other mutual funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

[GRAPHIC]

Bar Chart and Performance Table

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The Fund began operations on July 15, 1988 as the Mercantile Missouri Tax-Exempt Bond Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (the "Predecessor Mercantile Portfolio"). On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a different class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio did not offer Y Shares. The performance of the other class would be substantially similar to that of the Y

36 .............................................................................

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

                                                         [LOGO OF FIRSTAR FUNDS]

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class because both classes will be invested in the same portfolio of securities.
Annual returns will differ merely to the extent that the classes do not have the same expenses.

The Predecessor Mercantile Portfolio commenced operations on July 15, 1988 as a separate investment portfolio (the "Predecessor ARCH Portfolio") of The ARCH Tax-Exempt Trust. On October 2, 1995, the Predecessor ARCH Portfolio was reorganized as a new portfolio of Mercantile Mutual Funds, Inc. Prior to that reorganization, the Predecessor ARCH Portfolio offered and sold shares that were similar to the Fund's Institutional Shares. Total returns for periods prior to October 2, 1995 reflect the performance of Institutional Shares of the Predecessor ARCH Portfolio.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A Shares. If the sales load were reflected, performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91         11.52
                               92          8.75
                               93         11.63
                               94         -5.78
                               95         16.89
                               96          2.90
                               97          8.08
                               98          5.11
                               99         -3.08
                               00         10.76

------------------------------

Best Quarter:    Q1 '95  7.53%
Worst Quarter:   Q1 '94 -5.61%
------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

-------------------------------------------------------------

                                      1 Year 5 Years 10 Years
-------------------------------------------------------------
Missouri Tax-Exempt Bond Fund -
 Retail A Shares                      10.76%  4.65%   6.48%
Lehman Brothers Municipal Bond Index  11.68%  5.84%   7.32%
-------------------------------------------------------------

The Lehman Brothers Municipal Bond Index is a widely-recognized unmanaged index that tracks the performance of municipal bonds. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Missouri Tax-Exempt Bond Fund.

 ............................................................................. 37

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Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

-------------------------------------------------

                                         Y Shares
-------------------------------------------------
Management Fees                           0.45%
Distribution and Service (12b-1) Fees      None
Other Expenses/2/                         0.52%
                                          -----
Total Annual Fund Operating Expenses/3/   0.97%
                                          =====
-------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Missouri Tax-Exempt Bond Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 0.97% of the Fund's average daily net assets for the current fiscal year. These fee waiver and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------

                                          1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------------
Missouri Tax-Exempt Bond Fund - Y Shares   $99    $309    $536    $1,190

--------------------------------------------------------------------------------
National Municipal Bond Fund
Objective

[GRAPHIC]

The investment objective of the National Municipal Bond Fund is to seek as high a level of current income exempt from regular federal income tax as is consistent with conservation of capital. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

38 .............................................................................

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                                                        [LOGO OF FIRSTAR FUNDS]

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Principal Investment Strategies

[GRAPHIC]

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal income tax. Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under normal market conditions, the Fund's investments in private activity bonds and taxable obligations will not exceed 20% of its total assets.

In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity. The Adviser also attempts to maintain a broad geographic diversification for the Fund, with emphasis on no particular state.

The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as S&P's or Moody's or are unrated securities determined by the Adviser to be of comparable quality to the rated securities. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates. The Fund's average weighted maturity generally will be 10 years or less.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed- income securities will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risks than higher rated securities.

The Fund is also subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its rights to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities
                                                                           Risks
 ............................................................................ 39

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

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will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

[GRAPHIC]

Bar Chart and Performance Table

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The Fund began operations on November 18, 1996 as the Mercantile National Municipal Bond Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (a "Predecessor Mercantile Portfolio"). On November 27, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Mutual Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a different class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio did not offer a share class corresponding to Y Shares. The performance of the other class shown would be substantially similar to that of the Y class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A Shares. If the sales load were reflected, performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91
                               92
                               93
                               94
                               95
                               96
                               97          9.94
                               98          5.94
                               99         -4.33
                             2000         12.31

------------------------------

Best Quarter:    Q4 '00  4.72%
Worst Quarter:   Q2 '99 -2.76%
------------------------------

40 .............................................................................

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Average Annual Total Return as of 12/31/00 (Retail A Shares)

---------------------------------------------------------------------------

                                                         Since Inception
                                1 Year 5 Years 10 Years  (inception date)
---------------------------------------------------------------------------
National Municipal Bond Fund -
 Retail A Shares                12.31%   --      --           5.68%
                                                        (November 18, 1996)
Lehman Brothers Municipal
Bond Index - 10 Year            10.76%   --      --           6.02%
                                                        (November 30, 1996)
---------------------------------------------------------------------------


The Lehman Brothers Municipal Bond Index-10 Year is a widely-recognized unmanaged index that tracks the performance of municipal bonds with remaining maturities of 10 years or less. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[GRAPHIC]

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the National Municipal Bond Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

-------------------------------------------------

                                         Y Shares
-------------------------------------------------
Management Fees                           0.55%
Distribution and Service (12b-1) Fees      None
Other Expenses/2/                         0.46%
                                          -----
Total Annual Fund Operating Expenses/3/   1.01%
                                          =====
-------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the National Municipal Bond Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.01% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

 ............................................................................. 41

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Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------

                                         1 Year  3 Years  5 Years   10 Years
-----------------------------------------------------------------------------
National Municipal Bond Fund - Y Shares     $103     $322     $558     $1,236

--------------------------------------------------------------------------------
Balanced Income Fund

Objective
[GRAPHIC]

The investment objective of the Balanced Income Fund is to provide current income and the preservation of capital by investing in a balanced portfolio of dividend-paying equity and fixed-income securities. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund selects and purchases common stocks primarily from a universe of domestic companies that have established dividend-paying histories. Up to 20% of the equity portion of the Fund"s portfolio may be invested in non-dividend paying securities. The Fund selects fixed-income securities that the Adviser believes will provide an annual rate of total return similar to that of the Lehman Brothers Intermediate U.S. Government/Credit Bond Index. That Index is described under "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund-Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community because of a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when, for example, a security's price has reached a target specified by the Adviser and the Adviser believes potential increases in price are limited.

The Fund plans to use a 50/50 method to invest its total assets - that means 50% in equity securities and 50% in fixed-income securities.

---------------------------------------------------------
Equity
 Securities      50% (no less than 20%, no more than 60%)
Fixed-Income
 Securities      50% (no less than 40%)
---------------------------------------------------------


 NOTE: The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

Equity Securities

The Fund primarily invests in   The Adviser looks for
common stock of domestic        companies with
companies the Adviser           attractive
considers to be well managed    fundamental financial
and to have "attractive         characteristics such
fundamental financial           as:
characteristics." The Adviser
also generally looks for        1. low debt
companies with stock market
capitalizations over $1         2. high return on
billion. Stock market              equity
capitalizations are calculated
by multiplying the total        3. consistent revenue
number of common shares            and earnings per
outstanding by the market          share growth over
price per share.                   the prior three to
                                   five years
42 .............................................................................

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The Fund may also acquire bonds, notes, debentures and preferred stocks convertible into common stocks if they provide a current interest or dividend stream, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

Fixed-Income Securities

The Fund may purchase the following types of fixed-income securities. There are no maturity limitations.
 .Corporate                   .U.S. Treasury
 .U.S. government agency      .Stripped U.S. government
 .Asset-backed and mortgage- .Money market instruments backed obligations
 .U.S. government

Except for convertible securities, the Fund will purchase only debt obligations rated investment grade by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed-income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality to the rated securities. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risks than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed-income-securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions that may be more sensitive to, or otherwise react in tandem with, interest rate changes or market moves and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

 ............................................................................. 43

 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


[GRAPHIC]

Bar Chart and Performance Table

The Fund's Y Shares commenced operations on November 27, 2000. Because the Fund's Y Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91         31.92
                               92          8.74
                               93          8.60
                               94         -2.00
                               95         25.41
                               96         17.71
                               97         22.77
                               98         16.52
                               99          1.14
                             2000          6.94

------------------------------

Best Quarter:    Q2 '97 10.34%
Worst Quarter:   Q3 '99 -4.41%
------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

---------------------------------------------------

                             1 Year 5 Years 10 Years
---------------------------------------------------
Balanced Income Fund -
 Retail A Shares             6.94% 12.82%   13.35%
S&P 500 Index               -9.10% 18.33%   17.46%
Lipper Balanced Fund Index   2.39% 11.80%   12.45%
---------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

44 .............................................................................

 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


The performance of the Balanced Income Fund for the period prior to December 1, 1997 is the performance of a common trust fund managed by Firstar Investment Research & Management Company, LLC ("FIRMCO"), which operated during the periods prior to commencement of operations of the Balanced Income Fund using materially equivalent investment objectives, policies, guidelines and restrictions as the Balanced Income Fund. The common trust fund transferred its assets to the Balanced Income Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Balanced Income Fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The performance of the common trust fund has been restated to reflect the Balanced Income Fund's expenses for its first year of operations.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the expenses that you may pay if you buy and hold Y Shares of the Balanced Income Fund.

Shareholder Fees (fees paid directly from your investment)

----------------------------------------------------------------------------

                                                  Y Shares
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                 None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                 None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                     None
Redemption Fees                                      None/1/
Exchange Fees                                        None
----------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

----------------------------------------------------------------------------

                                                  Y Shares
----------------------------------------------------------------------------
Management Fees (before waivers)/2/                0.75%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                  0.53%
                                                  -------
Total Annual Fund Operating Expenses (before
 waivers)                                          1.28%
Fee Waivers and Expense Reimbursements/4/         (0.06)%
                                                  -------
Net Annual Fund Operating Expenses/4/              1.22%
                                                  =======
----------------------------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the Balanced Income
  Fund is 0.69% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Balanced Income Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.22% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

 ............................................................................. 45

 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Balanced Income Fund - Y Shares   $130   $406    $702    $1,545

--------------------------------------------------------------------------------
Balanced Growth Fund

Objective

[GRAPHIC]

The investment objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund invests principally in a diversified portfolio of fixed-income and equity securities. Equity securities are selected on the basis of their potential for capital appreciation. The Fund selects fixed-income securities that the Adviser believes will provide an annual rate of total return similar to that of the Lehman Brothers U.S. Government/Credit Bond Index. That Index is described under "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund--Description of Bond Indices."

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community because of a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when, for example, a security's price has reached a target specified by the Adviser and the Adviser believes potential increases in price are limited.

The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times.

Investment Policy

------------------------------------------------
Equity
 Securities      at least 50% (no more than 65%)

Fixed-Income
 Securities      at least 25%
------------------------------------------------

 NOTE: The actual percentage of assets invested in fixed-income and equity securities will vary from time to time, depending on the judgment of the Adviser as to the general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

Equity Securities

The Fund primarily invests in common stock of domestic and foreign companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 42 for examples of these characteristics). The Adviser also generally looks for companies with stock market capitalizations between $100 million and $100 billion. The Fund may also invest from time to time a portion of its assets in companies with larger or smaller market capitalizations.
                                                 Principal Investment Strategies

46 .............................................................................

 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


The Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

Fixed-Income Securities

The Fund may purchase the following types of fixed-income securities. There are no maturity limitations.

 .Corporate                   .U.S. Treasury
 .U.S. government agency      .Stripped U.S. government
 .Asset-backed and mortgage- .Money market instruments backed obligations
 .U.S. government

Except for convertible securities the Fund will only acquire debt obligations that are rated "investment-grade" by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality to the rated securities. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

Principal Risks

(GRAPHIC)

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed-income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risks than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed-income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions that may be more sensitive to, or otherwise react in tandem with, interest rate changes or market moves and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

 ............................................................................. 47

 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


[GRAPHIC]

Bar Chart and Performance Table

The Fund's Y Shares commenced operations on November 27, 2000. Because the Fund's Y Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91
                               92
                               93          8.24
                               94         -4.27
                               95         26.23
                               96         12.31
                               97         17.22
                               98         16.20
                               99          4.02
                             2000          7.38

------------------------------

Best Quarter:    Q4 '98 14.02%
Worst Quarter:   Q3 '98 -8.04%
------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

--------------------------------------------------------------------

                                                    Since Inception
                            1 Year 5 Years 10 Years (March 30, 1992)
--------------------------------------------------------------------
Balanced Growth Fund -
 Retail A Shares             7.38% 11.31%    --          10.87%

S&P 500 Index               -9.10% 18.33%    --          16.92%

Lipper Balanced Fund Index   2.39% 11.80%    --          11.54%
--------------------------------------------------------------------


The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

48 .............................................................................

 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


[GRAPHIC]

Fees And Expenses of the Fund

This table describes the expenses that you may pay if you buy and hold Y Shares of the Balanced Growth Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/                0.75%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                  0.52%
                                                  ------
Total Annual Fund Operating Expenses (before
 waivers)                                          1.27%
Fee Waivers and Expense Reimbursements/4/         (0.05)%
                                                  ------
Net Annual Fund Operating Expenses/4/              1.22%
                                                  ======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee for the Balanced Growth
  Fund is 0.70% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Balanced Growth Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.22% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------

                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Balanced Growth Fund - Y Shares   $129   $403    $697    $1,534
----------------------------------------------------------------

 ............................................................................. 49

 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

Growth & Income Fund

Objective

(GRAPHIC)

The investment objective of the Growth & Income Fund is to seek both reasonable income and long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

(GRAPHIC)

Common Stocks

The Fund selects common stocks primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of the Fund's net assets will be invested in equities. The Fund will not purchase a non-dividend paying security if immediately after giving effect to such purchase less than 80% of the net assets of the Fund will be invested in dividend-paying securities.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community because of a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when, for example, a security's price has reached a target specified by the Adviser and the Adviser believes potential increases in price are limited.

Medium- to Large-Sized Companies

The Fund generally invests in medium- to large-sized companies with stock market capitalizations over $1 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 42 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with smaller market capitalizations.

Other

The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if they provide a current interest or dividend payment.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that in the opinion of the Adviser present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable to the rated securities by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks

(GRAPHIC)

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality to the rated securities. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risks than higher rated

50 .............................................................................

 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

securities. The Fund's options and futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions that may be more sensitive to, or otherwise not react in tandem with, interest rate changes or market moves and may be leveraged.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

(GRAPHIC)

Bar Chart And Performance Table

The Fund's Y Shares commenced operations on November 27, 2000. Because the Fund's Y Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A Shares. If the sales load were reflected, performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91         22.22
                               92          5.48
                               93          6.64
                               94          0.14
                               95         34.53
                               96         24.70
                               97         33.23
                               98         22.44
                               99          2.75
                             2000          5.48

------------------------------

Best Quarter:    Q4 '98 17.70%
Worst Quarter:   Q3 '99 -9.30%
------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

------------------------------------------------------

                             1 Year 5 Years 10 Years
------------------------------------------------------
Growth & Income Fund -
 Retail A Shares          5.48% 17.13%   15.11%
S&P 500 Index            -9.10% 18.33%   17.46%
Custom Index             -1.51% 17.57%   17.17%
------------------------------------------------------

 ............................................................................. 51

 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Custom Index is comprised of 50% of returns of the S&P 500 index and 50% of returns of the S&P/BARRA 500 Value Index. The S&P/BARRA 500 Value Index is an unmanaged market capitalization weighted index consisting of approximately 50% of the market capitalization of the S&P 500 Index with low price-to-book ratios. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the expenses that you may pay if you buy and hold Y Shares of the Growth & Income Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

-------------------------------------------------

                                         Y Shares
-------------------------------------------------
Management Fees                           0.75%
Distribution and Service (12b-1) Fees      None
Other Expenses/2/                         0.44%
                                          -----
Total Annual Fund Operating Expenses/3/   1.19%
                                          =====
-------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Growth & Income Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.19% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------

                         1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------
Growth & Income Fund -
 Y Shares                 $121   $378    $654    $1,443
--------------------------------------------------------

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Equity Income Fund

Objective
[GRAPHIC]

The investment objective of the Equity Income Fund is to seek to provide an above-average level of income consistent with long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]


The Fund invests primarily
in the common stocks of        Market capitalization
value companies with large     is a common measure of
market capitalizations         the size of a company.
(generally, $5 billion or      It is the market price
higher). In selecting these    of a share of the
stocks, the Adviser            company's stock
evaluates a number of          multiplied by the
quantitative factors,          number of outstanding
including dividend yield,      shares.
current and future earnings
potential compared to stock
prices and total return
potential. The Adviser also
examines other measures of
valuation, including cash
flow, asset value and book
value.

Under normal market
conditions, the Fund invests   Value stocks are those
at least 65% of its total      that appear to be
assets in income-producing     underpriced based on
(dividend-paying) equity       valuation measures,
securities, primarily common   such as lower price-
stocks. These stocks           to-earnings and price-
generally will be listed on    to-book value ratios.
a national stock exchange or
will be unlisted stocks with
established over-the-counter
markets. Many such stocks
may offer above-average dividend
yields, with corresponding
above-average levels of income,
in each case as compared to the
S&P 500 Index.

The Fund may emphasize, from time to time, particular companies or market sectors, in attempting to achieve its investment objective.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund is subject to market risk and value style investing risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Value style investing risk is the risk that the performance resulting from the Fund's "value" investment style may sometimes be lower than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to market sector risk. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

 .............................................................................53

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[GRAPHIC]

Bar Chart and Performance Table

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Y Shares from year to year; and (b) how the average annual returns of the Fund's Y Shares compare to those of a broad-based securities market index. The Fund began operations on February 27, 1997 as the Mercantile Equity Income Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (the "Predecessor Mercantile Portfolio"). On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Fund (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of the corresponding class of the Predecessor Mercantile Portfolio.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Y Shares)

                                     [GRAPH]

                               91
                               92
                               93
                               94
                               95
                               96
                               97
                               98         10.82
                               99         -2.85
                             2000          6.69

------------------------------

Best Quarter:    Q1 '98 11.90%
Worst Quarter:   Q3 '98 -8.75%
------------------------------


Average Annual Total Return as of 12/31/00 (Y Shares)

----------------------------------------------------------------------

                                                    Since Inception
                           1 Year 5 Years 10 Years  (inception date)
----------------------------------------------------------------------
Equity Income Fund -
 Y Shares                  6.69%    --      --           9.12%
                                                   (February 27, 1997)

Russell 1000 Value Index   7.02%    --      --           14.61%
                                                   (February 28, 1997)

S&P/BARRA 500 Value Index  6.08%    --      --           14.68%
                                                   (February 28, 1997)
----------------------------------------------------------------------

The Russell 1000 Value Index is a widely-recognized unmanaged index that measures the performance of the stocks in the Russell 1000 Index with less than average growth orientation. Companies in this Index generally have low price-to-book and price/earnings ratios, higher dividend yields and lower forecasted

54 .............................................................................

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                                                         [LOGO OF FIRSTAR FUNDS]

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growth values. The Russell 1000 Index consists of the 1,000 largest U.S.
companies as ranked by total market capitalization. The comparative index for the Equity Income Fund has been changed from the Russell 1000 Value Index to the S&P/BARRA 500 Value Index. The S&P/BARRA 500 Value Index is an unmanaged market capitalization weighted index consisting of approximately 50% of the market capitalization of the S&P 500 Index with low price-to-book ratios. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Equity Income Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.75%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.59%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.34%
Fee Waivers and Expense Reimbursements/4/        (0.09)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.25%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the Equity Income
  Fund is 0.66% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Equity Income Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.25% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

 ............................................................................. 55

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Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------
Equity Income Fund - Y Shares   $136   $425    $734    $1,613

--------------------------------------------------------------------------------
Relative Value Fund

Objective

[GRAPHIC]

The investment objective of the Relative Value Fund is to obtain the highest total return from a combination of income and capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

To achieve its objective, the Fund invests primarily in common stocks. The stocks in which the Fund may invest include stocks that the Adviser believes represent the best values within each industry sector. In the Adviser's opinion, stocks with the best values present characteristics consistent with low volatility, above average yields, and are under valued relative to the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. Under normal circumstances, the Fund will invest at least 70% of its assets in common stocks, which to a limited extent may include stocks of foreign issuers. To obtain income, the Fund may invest a significant portion of its assets in investment grade fixed-income securities such as domestic issues of corporate debt obligations with short and intermediate terms. In this manner, the Fund will attempt to obtain the highest total return that it can within the constraints of its investment policies and restrictions.

The Adviser uses traditional research techniques when choosing which stocks to invest in. The Adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. The Adviser considers the following "value" characteristics when using this research technique:

 .price/earnings ratios;
 .dividend yield;
 .book value;
 .assets to liabilities ratio;
 .management ownership;
 .average daily trading volume; and
 .credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses the quantitative model together with economic forecasts and assessment of the risk and volatility of the company's industry. The Adviser assesses the earnings and dividend growth prospects of the various companies' stock and then considers the risk and volatility of the companies' industries. The Adviser typically invests in common stocks of companies that are in the top 25% of their industries with regard to revenues. The Adviser also considers other factors such as product position or market share.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in short-term temporary investments. Some of the short-term money market instruments include:

 .commercial paper;

 .certificates of deposit, demand and time deposits and bankers' acceptances;


56 .............................................................................

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                                                         [LOGO OF FIRSTAR FUNDS]

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 .U.S. government securities; and

 .repurchase agreements.

To the extent that the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund is subject to market risk and value style investing risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Value style investing risk is the risk that the performance resulting from the Fund's "value" investment style may sometimes be lower than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.

The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality to the rated securities. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risks than higher rated securities. The Fund's options and futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions that may be more sensitive to, or otherwise not react in tandem with, interest rate changes or market movements and may be leveraged.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

[GRAPHIC]

Bar Chart and Performance Table

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The Fund began operations on June 5, 1991 as the Firstar Stellar Relative Value Fund (the "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund. The Predecessor Stellar Fund did not offer a share class corresponding to Y Shares. The performance of the other class shown would be substantially similar to that of the Y class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

 ............................................................................. 57

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The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A Shares. If the sales load were reflected, performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91
                               92          11.19
                               93          13.73
                               94          -2.03
                               95          35.69
                               96          26.45
                               97          32.20
                               98          18.25
                               99           6.96
                             2000          -3.15


-------------------------------

Best Quarter:    Q4 '98  21.33%
Worst Quarter:   Q3 '98 -12.29%
-------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

--------------------------------------------------------------------

                                                    Since Inception
                           1 Year  5 Years 10 Years (inception date)
--------------------------------------------------------------------
Relative Value Fund -
 Retail A Shares           -3.15%   15.41%   --          13.92%
                                                     (June 5, 1991)
S&P 500 Index              -9.10%   18.33%   --          16.07%
                                                     (May 31, 1991)
S&P/BARRA 500 Value Index   6.08%   16.81%   --          15.56%
                                                     (May 31, 1991)
--------------------------------------------------------------------

The S&P 500 Index is a widely-recognized unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P/BARRA 500 Value Index is an unmanaged capitalization weighted index consisting of approximately 50% of the market capitalization of the S&P 500 Index with low price-to-book ratios. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

58 .............................................................................

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[GRAPHIC]

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Relative Value Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees/2/                                0.75%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.56%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.31%
Fee Waivers and Expense Reimbursements/4/        (0.09)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.22%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the Relative Value
  Fund is 0.66% of the Fund's daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Relative Value Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.22% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------
Relative Value Fund - Y Shares   $133   $415    $718    $1,579
---------------------------------------------------------------

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Equity Index Fund

Objective

[GRAPHIC]

The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors.

The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations.

Rather than using traditional methods of investment management, index funds such as the Equity Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index.

In general, the Fund expects to hold all of the stocks included in the S&P 500 Index. The Adviser believes that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index by using a capitalization weighting and sector balancing technique.

The Adviser believes the quarterly performance of the Fund and the S&P 500 Index will be within (+/-)0.3% under normal market conditions. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Administrator or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends, or minimize trading costs. In addition, the Fund may purchase and sell futures and related options to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the large-cap portion of the U.S. stock market, as measured by the S&P 500 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever large-cap stocks perform

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less than mid- or small-cap stocks, the Fund may under-perform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends).

If a large number of shareholders were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolio. This could have an adverse effect on the accuracy with which the Fund matches the performance of the S&P 500 Index.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P 500 Index. Such sales may result in:
 .lower prices, or
 .losses that may not have been incurred if the Adviser did not have to purchase or sell the securities.

The Fund's futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions that may be more sensitive to, or otherwise not react in tandem with, interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.


[GRAPHIC]

Bar Chart and Performance Table

The Fund's Y Shares commenced operations on November 27, 2000. Because the Fund's Y Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced.

 ............................................................................. 61

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

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Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91          29.96
                               92           6.97
                               93           9.11
                               94           1.02
                               95          36.65
                               96          22.35
                               97          32.29
                               98          28.40
                               99          20.10
                             2000          -9.26



------------------------------

Best Quarter:    Q4 '98 21.44%
Worst Quarter:   Q3 '98 -9.93%
------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

---------------------------------------------

                      1 Year 5 Years 10 Years
---------------------------------------------
Equity Index Fund -
 Retail A Shares      -9.26% 17.76%   16.84%

S&P 500 Index         -9.10% 18.33%   17.46%
---------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. S&P does not endorse any stock in the S&P 500 Index and is not a sponsor of, or affiliated in any way with, the Fund. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Y Shares of the Equity Index Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

62 .............................................................................

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.25%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.42%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         0.67%
Fee Waiver and Expense Reimbursements/4/         (0.05)%
                                                 -------
Net Annual Fund Operating Expenses/4/             0.62%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the Equity Index
  Fund is 0.20% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Equity Index Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.62% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------

                              1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------
Equity Index Fund - Y Shares   $68    $214    $373     $835

--------------------------------------------------------------------------------
Large Cap Core Equity Fund

Objective

[GRAPHIC]

The Large Cap Core Equity Fund (formerly Growth Fund) seeks capital appreciation through investment in securities of large-sized companies. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

Equity Securities

During normal market conditions, the Fund invests at least 65% of its total assets in equity securities of large-sized companies. Most of these equity securities are publicly traded common stocks of companies incorporated in the U.S.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community because of a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when, for example, a security's price has reached a target specified by the Adviser and the Adviser believes potential increases in price are limited.

 ............................................................................. 63

 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Large-Sized Companies

The Fund generally invests in large-sized companies with stock market capitalizations over $3 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 42 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with market capitalizations below $3 billion.

Other

The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if in the Adviser's opinion they present opportunities for capital appreciation.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser to the investment-grade securities. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment-grade at the time of purchase, or unrated securities of comparable quality to the rated securities. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risks than higher rated securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

[GRAPHIC]

Bar Chart and Performance Table

The Fund's Y Shares commenced operations on November 27, 2000. Because the Fund's Y Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995,

64 .............................................................................

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

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91
                               92
                               93           9.98
                               94          -5.34
                               95          29.72
                               96          17.85
                               97          22.63
                               98          30.16
                               99          14.03
                             2000          -1.48



-------------------------------

Best Quarter:    Q4 '98  23.97%
Worst Quarter:   Q3 '98 -11.18%
-------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

-------------------------------------------------------------------------

                                                       Since Inception
                              1 Year 5 Years 10 Years  (inception date)
-------------------------------------------------------------------------
Large Cap Core Equity Fund -
 Retail A Shares              -1.48% 16.14%    --           14.05%
                                                      (December 29, 1992)
S&P 500 Index                 -9.10% 18.33%    --           17.20%
                                                      (December 31, 1992)
-------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


[GRAPHIC]

Fees and Expenses of the Fund

This table describes the expenses that you may pay if you buy and hold Y Shares of the Large Cap Core Equity Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

 ............................................................................. 65

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

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


-------------------------------------------------

                                         Y Shares
-------------------------------------------------
Management Fees                           0.75%
Distribution and Service (12b-1) Fees      None
Other Expenses/2/                         0.44%
                                          -----
Total Annual Fund Operating Expenses/3/   1.19%
                                          =====
-------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Large Cap Core Equity Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.19% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------

                                        1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------------
Large Cap Core Equity Fund -  Y Shares   $121   $378    $654    $1,443

--------------------------------------------------------------------------------
Large Cap Growth Fund

Objective

[GRAPHIC]

The investment objective of the Large Cap Growth Fund is to maximize capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund attempts to achieve its investment goal by investing at least 65% of the value of its total assets in growth-oriented large capitalization domestic equity securities. "Growth-oriented large capitalization" securities are securities of U.S. companies that have market capitalization of $1.5 billion or more and, based on traditional research techniques, the Fund's Adviser believes have earnings growth potential superior to the S&P 500. The Fund will maximize the amount of capital appreciation that it can within the constraints of its investment policies and restrictions.

66 .............................................................................

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

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


The Adviser selects securities and attempts to maintain an acceptable level of risk largely through proprietary fundamental research and "bottom-up" stock selection. The Adviser considers the following factors when assessing a particular security:

 .price/earnings ratios;        What are "growth-
 .historical and                oriented" securities?
 projected earnings            Securities of U.S.
 growth rates;                 companies with market
 .historical sales growth       capitalization of $1.5
 rates;                        billion or greater
 .historical return on          that show superior
 equity;                       growth in earnings and
 .market capitalization;        revenues.
 .average daily trading volume; and
 .credit rankings based on
 nationally recognized
 statistical rating
 organizations (NRSROs).

The Adviser uses fundamental research together with economic forecasts and assessments of the risk and volatility of the company's industry.

The Fund's domestic equity securities usually consist of U.S. common and preferred stocks and warrants of companies with market capitalization of $1.5 billion or greater. The stocks are listed on the New York or American Stock Exchanges or traded in the over-the-counter market.

To a limited degree, the Fund may also invest in bonds, notes, debentures and preferred stocks convertible into common stocks, if in the Adviser's opinion they present opportunities for capital appreciation.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of the short-term money market instruments include:
 .commercial paper;
 .certificates of deposit, demand and time deposits and bankers' acceptances; .U.S. government securities; and
 .repurchase agreements.

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risks than higher rated securities.

 ............................................................................. 67

 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk, extension risk and prepayment risk. Derivatives risk is the risk of loss from transactions that may be more sensitive to, or otherwise react in tandem with, interest rate changes or market movements and may be leveraged. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign securities are subject to foreign risks. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

To the extent the Fund invests in REITs, it is subject to real estate investment trust risks. Some of the risks of equity and mortgage REITs are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location. The Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those companies or market sectors.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

[GRAPHIC]

Bar Chart and Performance Table

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail B Shares from year to year; and (b) how the average annual returns of the Fund's Retail B Shares compare to those of a broad-based securities market index. The Fund began operations on December 12, 1994 as the Firstar Stellar Growth Equity Fund, a separate

68 .............................................................................

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

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

portfolio of Firstar Stellar Funds (the "Predecessor Stellar Fund"). On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund. The Predecessor Stellar Fund did not offer Y Shares. The performance of the other class shown would be substantially similar to that of the Y class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail B Shares. If the sales load were reflected, performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail B Shares)

                                     [GRAPH]

                               91
                               92
                               93
                               94
                               95          27.37
                               96          23.35
                               97          25.28
                               98          28.05
                               99          25.42
                             2000         -12.15

-------------------------------

Best Quarter:    Q4 '98  23.49%
Worst Quarter:   Q4 '00 -15.90%
-------------------------------


Average Annual Total Return as of 12/31/00 (Retail B Shares)

------------------------------------------------------------------------

                                                      Since Inception
                            1 Year  5 Years 10 Years  (inception date)
------------------------------------------------------------------------
Large Cap Growth Fund -
 Retail B Shares            -12.15% 16.88%    --           19.03%
                                                     (December 12, 1994)

S&P 500 Index                -9.10% 18.33%    --           21.30%
                                                     (November 30, 1994)

S&P/BARRA 500 Growth Index  -22.08% 19.18%    --           22.15%
                                                     (November 30, 1994)
------------------------------------------------------------------------

The S&P 500 Index is a widely-recognized unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P/BARRA 500 Growth Index, an unmanaged market capitalization weighted index, is replacing the S&P 500 as the Fund's performance benchmark. The S&P/BARRA 500 Growth Index is composed of the stocks in the S&P 500 with the highest valuations and, in the Adviser's view, the greatest growth opportunities.

 ............................................................................. 69

 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

This benchmark is more closely aligned to the management of the Large Cap Growth Fund, which seeks appreciation by investing primarily in fast growing large cap securities. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Large Cap Growth Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               0.95%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                 0.61%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.56%
Fee Waivers and Expenses Reimbursements/4/       (0.17)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.39%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the Large Cap Growth
  Fund is 0.78% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Large Cap Growth Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.39% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------

                                  1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------
Large Cap Growth Fund - Y Shares   $159   $493    $850    $1,856
-----------------------------------------------------------------

70 .............................................................................

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

                                                         [LOGO OF FIRSTAR FUNDS]

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International Value Fund

Objective

[GRAPHIC]

The investment objective of the International Value Fund (formerly International Equity Fund) is to seek capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.
Principal Investment Strategies

[GRAPHIC]

The Fund's policy under normal market conditions is to invest at least 65% of its total assets in foreign common stocks, convertible securities, rights to purchase equity securities, and warrants. Under normal market conditions, at least 80% of assets will be invested in three countries other than the U.S.


                Hansberger Global Investors, Inc. (the "Sub-Adviser" or "HGI") chooses securities based on a long-term investment perspective. The Sub-Adviser seeks opportunities to invest in many countries and believes that this international search provides flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities.

                The Sub-Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community because of a specific issue, such as a loss of a customer or pricing pressure in the industry. The Sub-Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Sub-Adviser, and the Sub-Adviser believes potential increases in price are limited.

The Fund generally invests in common stocks, but may also invest in preferred stocks and certain rated or unrated debt securities when the Sub-Adviser believes there's a potential for appreciation. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored:

 .American Depository Receipts ("ADRs")

 .European Depository Receipts ("EDRs")

 .Global Depository Receipts ("GDRs")

 .other depository receipts

ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issues by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADRs are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund may also invest in closed-end investment companies holding foreign securities.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock market movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk. The Fund's investments in foreign securities, ADRs, EDRs and GDRs are subject to foreign risks. In unsponsored ADR programs, the issuer may not be directly involved in arranging its securities to be traded in the form of depository receipts. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the

 ............................................................................. 71

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depository receipts. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. GDRs are receipts structured similarly to EDRs and are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

The Fund's investments in convertible securities are subject to credit risk. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade (or equivalent rating by an agency recognized in the local market) at the time of purchase (or unrated securities deemed to be of comparable quality to the rated securities). Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risks than higher rated securities.

The emerging country securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard.

Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

(GRAPHIC)

Bar Chart and Performance Table

The Fund's Y Shares commenced operations on December 11, 2000. Because the Fund's Y Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If these service organization fees were reflected, performance would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A Shares. If the sales load were reflected, performance would be reduced.

Effective September 2, 1997, Hansberger Global Investors, Inc. became investment Sub-Adviser to the Fund.

72 .............................................................................

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Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91
                               92
                               93
                               94
                               95           4.27
                               96           4.70
                               97         -10.71
                               98          -9.69
                               99          29.72
                             2000         -13.86

-------------------------------

Best Quarter:    Q2 '99  14.87%
Worst Quarter:   Q3 '98 -21.10%
-------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

------------------------------------------------------------------------------

                                                                 Since Inception
                                     1 Year  5 Years 10 Years (inception date)
------------------------------------------------------------------------------
International Value Fund - Retail A
 Shares                              -13.86% -1.16%    --          -0.89%
                                                              (April 28, 1994)

MSCI/EAFE Index                      -14.17%  7.13%    --          6.97%
                                                              (April 30, 1994)
------------------------------------------------------------------------------

The Morgan Stanley Capital International Europe, Australia and Far East ("MSCI/EAFE") Index is a widely recognized unmanaged index used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The Index is composed of securities drawn from 21 countries in the above regions. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[GRAPHIC]

This table describes the expenses that you may pay if you buy and hold Y Shares of the International Value Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               1.34%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.67%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         2.01%
Fee Waivers and Expense Reimbursements/4/        (0.19)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.82%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the International
  Value Fund is 1.15% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the International Value Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.82% of the Fund's average daily net assets for the current fiscal year. These fees waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------

                                     1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------
International Value Fund - Y Shares   $204   $630   $1,083   $2,338

--------------------------------------------------------------------------------
Global Equity Fund
Objective

[GRAPHIC]

The investment objective of the Global Equity Fund is to achieve long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

To achieve its investment goal, the Fund invests, under normal market conditions, at least 65% of the value of its total assets in shares of other mutual funds whose portfolios consist of equity securities of non-U.S., U.S. and global issuers. As an operational policy, the Fund will likely invest substantially all of its assets in global and international equity funds, but may invest a small portion in individual foreign securities.


The Fund may purchase shares   The Fund primarily
of both load and no-load       invests in other
funds, including those with    global and
a contingent deferred sales    international equity
charge. However, the Fund      funds. (i.e., funds
anticipates that it will       that invest primarily
generally purchase no-load     in equity securities
fund shares that do not        of companies located
charge a sales charge. The     in 3 or more countries
1940 Act restricts the         outside the United
Fund's ability to purchase     States)
securities of another mutual
fund, if as a result,
the Fund (together with any affiliates) would own more than 3% of the total outstanding securities of that mutual fund.

74 .............................................................................

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The Adviser identifies and     Investing in non-U.S.
selects a varied portfolio     securities provides
of international and global    you with 3 potential
equity funds that represent    opportunities:
the greatest long-term         1.  The opportunity to
capital growth potential           invest in foreign
based on the Adviser's             issuers believed by
analysis of many factors.          the adviser to have
For instance, the Adviser          superior growth
may look for international         potential;
or global equity funds that    2.  The opportunity to
invest primarily in emerging       invest in foreign
markets or funds that focus        countries with
their investments on               economic policies
geographic regions.                or business cycles
                                   different from the
                                   United States; and

Before investing in an
international or global        3.  The opportunity to
equity fund, the Adviser:          reduce portfolio
                                   volatility to the extent
                                   that the securities
                                   markets inside and outside
                                   the United States do not move
                                   in harmony.

First:
     assesses the relative attractiveness of individual countries, geographic regions and/or emerging markets by examining the opinions of various foreign market analysts.

Second:
     considers the expected returns and risks of the fund relative to the industries in which the fund invests. The Adviser considers whether the fund and the companies in which it invests have solid management and new product lines. The Adviser also performs a quantitative analysis by considering a company's price/earnings ratios and projected earnings.

Third:
     involves an initial peer group screening process that assesses fund investment style, objectives, policies and management. The peer group also considers independent rating services.

If, in the Adviser's view, the mutual fund meets these criteria, then the Adviser will further evaluate the mutual fund's investment policies, historic total return, size, volatility and operating expenses over various time periods. The Adviser also considers the differences between the fund's and another mutual fund's investment restrictions when making any investment decisions.

Underlying Funds
The underlying international and global equity funds in which the Fund invests may have similar policies as the Fund, although this is not required. The underlying international equity funds may invest up to 100% of their total assets in equity securities of foreign issuers, including international stocks. The underlying global equity funds may invest a substantial portion of their total assets in equity securities of U.S. issuers.

Although the Fund is a diversified investment portfolio, it may invest in non-diversified mutual funds or in funds that invest a substantial portion of their assets in a single country. This may result in greater fluctuation in the total market value of the underlying fund's portfolio because of the higher percentage of investments among fewer issuers or in a single country. The Fund intends to reduce these risks by holding shares of multiple funds.

The underlying funds may also be authorized to invest up to 100% of their respective assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments. The underlying funds may invest primarily in either the securities of emerging market countries or in the securities of a single country. The funds may invest 35% or more of their respective assets in high yield securities (junk bonds) or warrants. They may engage in short selling and in leveraged borrowing and enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors.

The Fund will normally invest in open-end management investment companies, but may also invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds may trade at a market value that represents a premium, discount or spread to net asset value.

 ............................................................................. 75

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Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets in money market mutual funds or in short-term debt securities. The Fund may invest up to 35% of the total assets in these securities to maintain liquidity. Short-term debt securities include:
 .commercial paper
 .certificates of deposit, demand and time deposits and bankers' acceptances .U.S. government securities .repurchase agreements
 .other short-term instruments

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund is subject to underlying funds risks. The Fund's performance directly relates to the performance of the funds in which it invests. This investment strategy also subjects the Fund to additional expenses and certain tax consequences that would not exist if you invested in those funds directly. By investing in the Fund, you bear not only the Fund's total operating expenses, but the operating expenses of the underlying funds as well.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Investments in foreign securities are subject to foreign risks. Investing in foreign securities can carry higher returns than those associated with domestic investments. However, foreign securities may be substantially riskier than domestic investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Funds may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. For this reason, funds that invest primarily in the securities of a single country will be greatly impacted by any political, economic or regulatory developments affecting the value of the securities. Additional risks include currency fluctuations, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

76 .............................................................................

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The Fund is subject to futures and options on futures risks, as the Fund may, via underlying funds, use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to predict accurately movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's investments in debt securities are subject to credit risk, interest rate risk and high-yield bond risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risks than higher rated securities. High-yield bond risk involves the Fund's investment (via underlying funds) in high-yield bonds (generally referred to as junk bonds). Junk bonds are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired.

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

[GRAPHIC]

Bar Chart and Performance Table

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The Fund began operations on December 3, 1997 as the Firstar Stellar International Equity Fund (the "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The Predecessor Stellar Fund did not offer a share class corresponding to Y Shares. The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund (Retail A Shares). The performance of this other class shown would be substantially similar to that of the Y Class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.

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[GRAPH]

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                     [GRAPH]

                               91
                               92
                               93
                               94
                               95
                               96
                               97
                               98           8.51
                               99          37.25
                             2000         -13.71

-------------------------------

Best Quarter:    Q4 '99  25.23%
Worst Quarter:   Q3 '98 -15.65%
-------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

------------------------------------------------------------------

                                                 Since Inception
                       1 Year  5 Years 10 Years (December 3, 1997)
------------------------------------------------------------------
Global Equity Fund -
 Retail A Shares       -13.71%   --      --            8.49%

MSCI/EAFE Index        -14.17%   --      --            9.39%
------------------------------------------------------------------


The Morgan Stanley Europe, Australasia and Far East ("MSCI/EAFE") Index is a widely-recognized unmanaged index used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The Index is composed of securities drawn from 21 countries in the above regions. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[GRAPHIC]

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Global Equity Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None

--------------------------------------------------------------------------------

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/                0.75%
Distribution and Service (12b-1) Fees               None
Other Expenses/3/                                  0.68%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)/5/                                      1.43%
Fee Waivers and Expense Reimbursements/4/        (0.16)%
                                                 -------
Net Annual Fund Operating Expenses/4/,/5/         1.27%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the Global Equity
  Fund is 0.69% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares. As a result of fee waivers and/or expense reimbursements, Other Expenses of the Global Equity Fund currently are 0.58% of the Fund's average daily net assets.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Global Equity Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.27% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

5 Because the Fund invests in other investment companies, your investment in the Fund is also indirectly subject to the operating expenses of those investment companies. Such expenses have typically ranged from 0.37% to 3.07%. The above table does not reflect these indirect expenses.

Example

The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------
Global Equity Fund - Y Shares   $146   $452    $782    $1,713

--------------------------------------------------------------------------------
International Growth Fund

Objective

[GRAPHIC]

The investment objective of the International Growth Fund (formerly Core International Equity Fund) is to provide capital growth consistent with reasonable investment risk. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

Sub-Adviser

FIRMCO has appointed Clay Finlay Inc. ("Clay Finlay" or the "Sub-Adviser") as sub-adviser to assist in the day-to-day management of the Fund.

The Fund invests primarily in foreign common stocks, most of which will be denominated in foreign currencies. Under normal market conditions, the Fund invests substantially all (at least 80%) of its total assets in the securities of companies that derive more than 50% of their gross revenues outside the United States or have more than 50% of their assets outside the United States. Under normal market conditions, the Fund invests in equity securities from at least three foreign countries. Generally, at least 50% of the Fund's total assets will be invested in securities of companies located either in the developed countries of Western

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Europe or in Japan. The Fund also may invest in other developed countries in the
Far East and in countries with emerging markets or economies.

By investing in various foreign stocks, the Fund attempts to achieve broad diversification and to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas. In selecting stocks, the Sub-Adviser determines which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool which focuses on valuation ranges. The Sub-Adviser focuses on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. The Sub-Adviser also uses fundamental analysis by evaluating balance sheets, market share and strength of management.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

The Fund is subject to market risk and management risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Management risk is the risk that the evaluation by the investment adviser of the rewards and risks presented by all securities purchased by the Fund and how they advance the Fund's investment objectives may prove to be inaccurate. The Fund's investments in foreign securities are subject to foreign risk. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. Foreign risks will normally be greatest when the Fund invests in issues located in emerging countries. The governments and economies of emerging countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments. The Fund is also subject to currency risk which is the potential for price fluctuations in the dollar value of the foreign securities which the Fund holds because of changing currency exchange rates.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Y Shares from year to year; and (b) how the average annual returns of the Fund's Y Shares compare to those of a broad-based securities market index.

On November 27, 2000, the Mercantile International Equity Portfolio (the "Predecessor Mercantile Portfolio"), a portfolio of Mercantile Mutual Funds, Inc., reorganized into the Firstar International Growth Fund (formerly Firstar Core International Equity Fund). At that time, the Firstar International Growth Fund adopted an investment objective and certain non-fundamental investment policies and restrictions that are substantially the same as those of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio began operations on April 4, 1994. The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio.

80 .............................................................................

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                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Y Shares)

                                     [GRAPH]

                               91
                               92
                               93
                               94
                               95           9.20
                               96          10.00
                               97           4.70
                               98          17.45
                               99          50.47
                             2000         -15.66


-------------------------------

Best Quarter:    Q4 '99  27.46%
Worst Quarter:   Q3 '98 -17.15%
-------------------------------


Average Annual Total Return as of 12/31/00 (Y Shares)

---------------------------------------------------------------------

                                                     Since Inception
                                       5               (inception
                             1 Year  Years  10 Years      date)
---------------------------------------------------------------------
International Growth Fund -
 Y Shares                    -15.66% 11.41%   --          9.96%
                                                     (April 24, 1994)
MSCI/EAFE Index              -14.17%  7.13%   --          7.55%
                                                     (March 31, 1994)
---------------------------------------------------------------------

The Morgan Stanley Capital International Europe, Australia and Far East ("MSCI/EAFE") Index, is a widely recognized unmanaged index used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The Index is composed of securities drawn from 21 countries in the above regions. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

 ............................................................................. 81

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[GRAPHIC]

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the International Growth Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------
Management Fees (before waivers)/2/               1.00%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.57%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.57%
Fee Waivers and Expense Reimbursements/4/        (0.06)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.51%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

2 As a result of fee waivers, the current management fee of the International
  Growth Fund is 0.94% of the Fund's average daily net assets.

3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.

4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the International Growth Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.51% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example

The following example is intended to help you compare the cost of investing in Y Shares of Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------------

                                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------
International Growth Fund - Y Shares   $160   $496    $855    $1,867

--------------------------------------------------------------------------------

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MidCap Index Fund

Objective

[GRAPHIC]

The investment objective of the MidCap Index Fund is to seek returns before Fund expenses comparable to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P MidCap 400 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P MidCap 400 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P MidCap 400 Index as the standard performance comparison because it is composed of 400 selected common stocks of medium-size domestic companies with market capitalizations between approximately $148 million and $13 billion.

The S&P MidCap 400 Index is an unmanaged, capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market.

Rather than using traditional methods of investment management, index funds such as the Firstar MidCap Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P MidCap 400 Index.

The Adviser believes the quarterly performance of the Fund and the S&P MidCap 400 Index will be within (+/-)0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique it will be able to construct and maintain the Fund's investment portfolio so it reasonably tracks the performance of the S&P MidCap 400 Index. In the event the performance of the Fund is not comparable to the performance of the S&P MidCap 400 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Administrator or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.

The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options to maintain cash reserves while simulating full investment in the stocks underlying the S&P MidCap 400 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P MidCap 400 Index), and to reduce transaction costs.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the mid-cap portion of the U.S. stock market, as measured by the S&P MidCap 400 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever mid-cap stocks underperform large- or small-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting

 ............................................................................. 83

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

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

the issuer of a security (such as adverse credit factors or failure to pay dividends) if disposal would not be consistent with the Fund's indexing strategy.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P MidCap 400 Index. Such sales may result in:
 .lower prices, or
 .losses that may not have been incurred if the Adviser did not have to sell the securities.

The Fund's futures transactions involve derivatives risk. Derivatives risk is the risk of loss from transactions that may be more sensitive to, or otherwise not react in tandem with, interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

The Fund is also subject to mid-cap stock risk. Mid-cap stock risk refers to the fact that mid-capitalization stocks involve greater risks than those associated with larger, more established companies. Mid-cap company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Mid-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Medium sized companies in which the Fund may invest have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

The Fund's ability to duplicate the performance of the S&P MidCap 400 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as the Fund's expenses.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P MidCap 400 Index to track general stock market performance.

[GRAPHIC]
Bar Chart and Performance Table

The Fund's Y Shares commenced operations on November 27, 2000. Because the Fund's Y Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Sales charges are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown.

84 .............................................................................

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                                                         [LOGO OF FIRSTAR FUNDS]

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Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                   [GRAPH]

                               91
                               92
                               93
                               94
                               95
                               96
                               97
                               98
                               99
                             2000          15.49



-----------------------------

Best Quarter    Q1 '00 12.27%
Worst Quarter   Q4 '00 -4.36%
-----------------------------


Average Annual Total Return 12/31/00 (Retail A Shares)

----------------------------------------------------------------

                                               Since Inception
                      1 Year 5 Years 10 Years (November 4, 1999)
----------------------------------------------------------------

MidCap Index Fund -
 Retail A Shares      15.49%    --      --          21.51%
S&P MidCap 400 Index  17.51%    --      --          23.69%
----------------------------------------------------------------


The S&P MidCap 400 Index is a capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by S&P with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. S&P does not endorse any stock in the S&P MidCap 400 Index and is not a sponsor of, or affiliated in any way with, the Fund. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[GRAPHIC]
Fees and Expenses of the Fund

This table describes the expenses you may pay if you buy and hold Y Shares of the MidCap Index Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------


 ............................................................................. 85


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

[LOGO OF FIRSTAR FUNDS]

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------

Management Fees (before waivers)/2/               0.25%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.52%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         0.77%
Fee Waivers and Expense Reimbursements/4/        (0.02)%
                                                 -------
Net Annual Fund Operating Expenses/4/             0.75%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the MidCap Index Fund is 0.23% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the MidCap Index Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.75% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------

                              1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------

MidCap Index Fund - Y Shares   $79    $246    $428     $954

--------------------------------------------------------------------------------
MidCap Core Equity Fund

Objective

[GRAPHIC]

The MidCap Core Equity Fund (formerly Special Growth Fund) seeks capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

Equity Securities/Potential Price Appreciation
The Fund selects securities based on their potential for price appreciation. During normal market conditions, the Fund invests at least 65% of total assets in equity securities of medium-sized companies. Most of these equity securities are publicly traded common stocks of companies incorporated in the United States.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community because of a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when, for example, a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.
86 .............................................................................


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

                                                         [LOGO OF FIRSTAR FUNDS]

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Medium-Size Companies
The Fund generally invests in medium-size companies with stock market capitalizations between $700 million and $10 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 42 for examples of these characteristics). If the market capitalization of a company in which the Fund has invested increases above $10 billion, the Fund may continue to hold the security. The Fund may also invest a portion of its assets in companies with smaller or larger market capitalizations.

Other
The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, and may invest up to 5% of net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment-grade at time of purchase or unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

Principal Risks

[GRAPHIC}

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among medium-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risks than higher rated securities.

The Fund is also subject to mid-cap stock risk. Mid-cap stock risk refers to the fact that mid-capitalization stocks involve greater risks than those associated with larger, more established companies. Mid-cap company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Mid-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Medium sized companies in which the Fund may invest have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.
 ............................................................................. 87


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

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------


An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

[GRAPHIC]
Bar Chart and Performance Table

The Fund's Y Shares commenced operations on December 11, 2000. Because the Fund's Y Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced.

Year-by-year total return as of 12/31 each year (%) (Retail A Shares)

                                   [GRAPH]

                               91         57.96
                               92          7.22
                               93          8.02
                               94         -2.01
                               95         29.63
                               96         18.60
                               97         17.13
                               98          4.64
                               99          2.28
                             2000         25.30




-------------------------------

Best Quarter:   Q 4 '99  24.17%
Worst Quarter:  Q 3 '98 -19.68%
-------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

--------------------------------------------------

                                     5
                            1 Year Years  10 Years
--------------------------------------------------

MidCap Core Equity Fund -
 Retail A Shares            25.30% 13.25%  15.78%
S&P MidCap 400 Index        17.51% 20.41%  19.86%
--------------------------------------------------


The S&P MidCap 400 Index is a capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by S&P with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.
88 .............................................................................


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

                                                         [LOGO OF FIRSTAR FUNDS]

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[GRAPHIC]

Fees and Expenses of the Fund

This table describes the expenses that you may pay if you buy and hold Y Shares of the MidCap Core Equity Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------

Management Fees (before waivers)/2/               0.75%
Distribution and Service Fees                     None
Other Expenses/3/                                 0.46%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         1.21%
Fee Waivers and Expense Reimbursements/4/        (0.01)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.20%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the MidCap Core Equity Fund is 0.74% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the MidCap Core Equity Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.20% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------

                                    1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------

MidCap Core Equity Fund - Y Shares   $123   $384    $665    $1,466
-------------------------------------------------------------------

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Small Cap Index Fund

Objective

[GRAPHIC]

The investment objective of the Small Cap Index Fund is to provide investment results that before deduction of operating expenses approximate the price and yield performance of U.S. common stocks with smaller stock market capitalizations as represented by the S&P SmallCap 600 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund uses an "indexing" strategy through the use of sophisticated computer models to approximate the investment performance of the S&P SmallCap 600 Index. The Fund will invest at least 80% of its total assets in securities listed in the S&P SmallCap 600 Index and typically will hold all 600 stocks represented in the Index. Under certain circumstances, however, the Fund may not hold all 600 stocks in the Index because of shareholder activity or  Indexing is a
changes in the Index. In general,   strategy whereby
each stock's percentage weighting   the Fund attempts
in the Fund is based on its         to weight its
weighting in the S&P SmallCap 600   securities to
Index. When stocks are removed      match those of a
from or added to the Index, those   broadly-based
changes are reflected in the Fund.  securities index
The Fund periodically "rebalances"  in an attempt to
its holdings as dictated by         approximate the
changes in shareholder purchase     index's
and redemption activity and in the  performance.
composition of the S&P SmallCap
600 Index.

To the extent that, from time to time, the stocks in a particular market sector, such as technology, comprise a significant portion of the S&P SmallCap 600 Index, those stocks will be represented in substantially the same proportion in the Fund.

Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the S&P SmallCap 600 Index within a 0.95 correlation coefficient.

PRINCIPAL RISKS

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the small-cap portion of the U.S. stock market, as measured by the S&P SmallCap 600 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever small-cap stocks underperform large- or mid-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends) if disposal would not be consistent with the Fund's indexing strategy.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P SmallCap 600 Index. Such result in:
 .lower prices, or
 .losses that may not have been incurred if the Adviser did not have to sell the securities.

The Fund's ability to duplicate the performance of the S&P SmallCap 600 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as the Fund's expenses.

To the extent that stocks in a particular market sector, such as technology, comprise a significant portion of the S&P Small Cap 600 Index and, correspondingly, the Fund's holdings, the Fund will be especially susceptible to market sector risk. Stock of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government

90 .............................................................................


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regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Fund's holdings are subject to small cap stock risks. Small capitalization stocks involve greater risks than those associated with larger, more established companies. These factors increase risk and may result in more significant losses than other Firstar Funds. By typically investing in all 600 stocks in the Index, the Fund remains broadly diversified, which may reduce some of this risk. Small-company stocks may be subject to more abrupt or erratic price movements. Also, securities of small-cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P SmallCap 600 Index to track general stock market performance.

[GRAPHIC]

Bar Chart and Performance Table
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Y Shares from year to year; and (b) how the average annual returns of the Fund's Y Shares compare to those of a broad-based securities market index. The Fund began operations on December 30, 1998 as the Mercantile Small Cap Equity Index Portfolio, a separate portfolio of Mercantile Mutual Funds, Inc. (the "Predecessor Mercantile Portfolio"). On December 11, 2000, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of a corresponding class of the Predecessor Mercantile Portfolio.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.

[GRAPH]

Year-by-year total return as of 12/31 each year (%) (Y Shares)

                                   [GRAPH]

                               91
                               92
                               93
                               94
                               95
                               96
                               97
                               98
                               99          7.54
                             2000         11.39


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-------------------------------

Best Quarter:    Q2 '99  15.02%
Worst Quarter:   Q1 '99 -10.90%
-------------------------------


Average Annual Total Return as of 12/31/00 (Y Shares)

--------------------------------------------------------------------

                                                   Since Inception
                         1 Year 5 Years 10 Years  (inception date)
--------------------------------------------------------------------

Small Cap Index Fund -
 Y Shares                11.39%   --      --           10.74%
                                                 (December 30, 1998)
S&P SmallCap 600 Index   11.80%   --      --           12.10%
                                                 (December 31, 1998)
--------------------------------------------------------------------


The S&P SmallCap 600 Index is a widely-recognized unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and Nasdaq. This Index is heavily weighted with the stocks of small companies with market capitalizations that currently range between $28 million and $4.2 billion. S&P does not endorse any stock in the S&P SmallCap 600 Index and is not a sponsor of, or affiliated in any way with, the Fund. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[GRAPHIC]

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Small Cap Index Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

-----------------------------------------------

                                       Y Shares
-----------------------------------------------

Management Fees                         0.40%
Distribution and Service (12b-1) Fees    None
Other Expenses/2/                       0.53%
                                        -----
Total Annual Fund Operating Expenses    0.93%
                                        =====
-----------------------------------------------

/1/A fee of $15.00 is charged for each non-systematic withdrawal from a
   Retirement Account for which Firstar Bank, N.A. is custodian.
/2/"Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds--Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
/3/Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Small Cap Index Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.93% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expenses reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------

                                 1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------

Small Cap Index Fund - Y Shares   $95    $296    $515    $1,143

--------------------------------------------------------------------------------
Small Cap Core Equity Fund

Objective

[GRAPHIC]

The investment objective of the Small Cap Core Equity Fund (formerly Emerging Growth Fund) is to seek capital appreciation. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund selects securities the Adviser believes have above-average prospects for capital appreciation. During normal market conditions, the Fund invests at least 65% of its total assets in equity securities. These equity securities may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market.

The Fund may also participate in the initial public offering (IPO) market, and a portion of the Fund's returns may have been attributable to its investments in IPOs. By virtue of its size and institutional nature, the Adviser may have greater access than individual investors have to IPOs, including access to so-called "hot issues" that are generally traded in the aftermarket at prices in excess of the IPO price. The Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of the products manufactured or services offered.

Small-Sized Companies
The Fund generally invests at least 65% of its total assets in small- to medium-sized companies with market capitalizations between $100 million and $2 billion. The Fund may also invest a portion of its assets in larger companies that the Adviser believes offer improved growth possibilities because of rejuvenated management, product changes or other developments likely to stimulate earnings or asset growth.

The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.
 ............................................................................. 93


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Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk, management risk and small cap stock risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Management risk is the risk that the evaluation by the investment adviser of the rewards and risks presented by all securities purchased by the Fund and how they advance the Fund's investment objectives may prove to be inaccurate. Small cap stock risk refers to the fact that small capitalization stocks involve greater risks than those associated with larger, more established companies. Small-company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Fund may invest have limited product lines, markets or financial resources, or may be dependant on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to sector/technology risk. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Fund is also subject to IPO risk. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. As the Fund's assets continue to grow, the effect of the Fund's investments in IPOs on its total returns likely will decline, which could reduce the Fund's total returns. IPOs will frequently be sold within 12 months of purchase. This may result in short-term gains, which will be taxable to Shareholders as ordinary income.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's
Y Shares from year to year; and (b) how the average annual returns of the
Fund's Y Shares compare to those of a broad-based securities market index. On November 27, 2000, the Mercantile Small Cap Equity Portfolio (the "Predecessor Mercantile Portfolio"), a portfolio of Mercantile Mutual Funds, Inc., reorganized into the Firstar Small Cap Core Equity Fund. At that time, the Firstar Small Cap Core Equity Fund adopted an investment objective and certain non-fundamental
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                                                         [LOGO OF FIRSTAR FUNDS]

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investment policies and restrictions that are substantially the same as those of the Predecessor Mercantile Portfolio. The performance set forth below is based on the performance of the corresponding class of the Predecessor Mercantile Portfolio. The Predecessor Mercantile Portfolio began operations on May 6, 1992.


The bar chart and performance table assume reinvestment of dividends and distributions. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Remember, past performance is not indicative of future results.


Year-by-year total return as of 12/31 each year (%) (Y Shares)

                                   [GRAPH]

                               91
                               92
                               93
                               94
                               95         16.90
                               96         10.61
                               97         20.50
                               98         -8.02
                               99         16.75
                             2000         19.63



-------------------------------

Best Quarter:    Q2 '99  17.00%
Worst Quarter:   Q3 '98 -24.96%
-------------------------------


Average Annual Total Return as of 12/31/00 (Y Shares)

--------------------------------------------------------------------------

                                                         Since Inception
                               1 Year 5 Years 10 Years  (inception date)
--------------------------------------------------------------------------

Small Cap Core Equity Fund -
 Y Shares                      19.63% 11.36%     --          10.75%
                                                        (January 3, 1994)
Russell 2000 Index             -3.02% 10.31%     --          10.88%
                                                       (December 31, 1993)
S&P SmallCap 600 Index         11.80% 13.57%     --          12.90%
                                                       (December 31, 1993)
Wilshire Next 1750 Index       -1.91% 12.19%     --          12.52%
                                                       (December 31, 1993)
--------------------------------------------------------------------------


The Russell 2000 Index, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The Wilshire Next 1750 Index is an unmanaged index, which shows the next largest 1,750 companies after the Top 750 of the Wilshire 5000 Stock Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index. Prior to November 27, 2000, the
S&P SmallCap 600 and Wilshire Next 1750 Index were the performance benchmarks of the Fund. The Russell 2000 Index was the performance benchmark of the Predecessor Mercantile Portfolio. The S&P SmallCap 600 Index has been selected as the sole performance benchmark for the Fund as the market capitalization of the Index is closely aligned with that of the Fund.
 ............................................................................. 95


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[GRAPHIC]

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Small Cap Core Equity Fund.

Shareholder Fees (fees paid directly from your investment)

----------------------------------------------------------------------------

                                                  Y Shares
----------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)              None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)              None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                  None
Redemption Fees                                   None/1/
Exchange Fees                                     None
----------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------

                                                  Y Shares
----------------------------------------------------------------------------

Management Fees (before waivers)/2/                0.75%
Distribution and Service (12b-1) Fees             None
Other Expenses/3/                                  0.48%
                                                  -------
Total Annual Fund Operating Expenses (before
 waivers)                                          1.23%
Fee Waivers and Expense Reimbursements/4/         (0.02)%
                                                  -------
Net Annual Fund Operating Expenses/4/              1.21%
                                                  =======
----------------------------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the Small Cap Core
  Equity Fund is 0.73% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Small Cap Core Equity Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.21% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------

                                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------

Small Cap Core Equity Fund - Y Shares   $125   $390    $676    $1,489
----------------------------------------------------------------------

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Science & Technology Fund

Objective

[GRAPHIC]

The investment objective of the Science & Technology Fund is to maximize growth and capital appreciation by investing in equity securities of companies in the science and technology industry. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies in the science and/or technology sectors. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in common stock, preferred stocks and warrants of companies of any size principally engaged in science and technology business activities. The
Fund is a non-diversified investment company. The Fund considers science and technology sectors to include companies whose primary business is to provide goods or services in the fields of science (i.e., medical and health) or technology (i.e., computers and communications). Such companies include those that:
 .make or sell products used in health care;
 .make or sell medical equipment and devices and related technologies;
 .make or sell software or information-based services and consulting, communications and related services;
 .design, manufacture or sell electronic components and systems;
 .research, design, develop, manufacture or distribute products, processes or services that relate to hardware technology within the computer industry; .develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care and biotechnology sectors; or
 .engage in the development, manufacturing or sale of communications services or communications equipment.

The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. It is important to note that prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline.

The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund may invest in small, medium or large size companies. The Adviser will select securities while attempting to maintain an acceptable level of risk largely through the use of proprietary fundamental research and "bottom-up" stock selection. The Adviser will consider the following factors when assessing a particular security:
 .price/earnings ratios;
 .historical and projected earnings growth rates;
 .historical sales growth rates;
 .historical return on equity;
 .market capitalization;
 .average daily trading volume; and
 .credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses fundamental research together with economic forecasts and assessments of the risk and volatility of the company's industry. To a limited degree, the Fund may invest in foreign securities and options and futures for hedging purposes.

The Fund may also participate in the initial public offering (IPO) market, and a portion of the Fund's returns may have been attributable to its investments in IPOs. By virtue of its size and institutional nature, the Adviser may have greater access than individual investors have to IPOs, including access to so-called "hot issues" that are generally traded in the aftermarket at prices in excess of the IPO price.
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Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in high quality U.S. short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of these short-term money market instruments include:
 .commercial paper;
 .certificates of deposit, demand and time deposits and bankers' acceptances; .U.S. government securities; and
 .repurchase agreements (collateralized by U.S. Treasury obligations and U.S. government agencies).

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume market risk, industry risk and non-diversification risk in search of long-term capital appreciation. Market risk is that risk that the value of the securities in which the Fund may invest may go up or down in response to the prospects of individual companies. Because the Fund invests in a particular industry it is subject to industry risk, the risk that a group of related stocks will decline in price due to industry specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react to industry specific market or economic developments. Non-diversification risk is the risk that, because more of the Fund's assets may be concentrated in the common stock of any single issuer, the value of the Fund's shares may be more susceptible to adverse developments affecting any single issuer, and more susceptible to greater losses because of these developments than shares of a more diversified fund.

The Fund is subject to science and technology concentration risks. Science and technology related companies face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. Technology and technology related companies may be subject to short product cycles and aggressive pricing which may increase their volatility. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the science and technology areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. Furthermore, companies within the science and technology industries face greater risks of competition from new market entrances and increased research and development costs. Additionally, companies in these areas are dependent upon consumer and business acceptance as new technologies evolve.

The Fund is also subject to IPO risk. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. As the Fund's assets continue to grow, the effect of the Fund's investments in IPOs on its total returns likely will decline, which will reduce the Fund's total returns. IPOs will frequently be sold within 12 months of purchase. This may result in short-term gains, which will be taxable to Shareholders as ordinary income.

The Fund's holdings are subject to small and midcap stock risks. Small- and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.
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An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Bar Chart and Performance Table
[GRAPHIC]
The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on August 9, 1999 as the Firstar Stellar Science & Technology Fund (the "Predecessor Stellar Fund"), a separate portfolio of Firstar Stellar Funds. On December 11, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. upon the closing of reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The Predecessor Stellar Fund did not offer a share class corresponding to Y Shares. The performance set forth below is based on the performance of a different class of the Predecessor Stellar Fund (Institutional Shares). The performance of this other class shown would be substantially similar to that of the Y Class because both classes will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Institutional Shares)

                                   [GRAPH]

                               91
                               92
                               93
                               94
                               95
                               96
                               97
                               98
                               99
                             2000        -20.11




------------------------------

Best Quarter    Q1 '00  21.49%
Worst Quarter   Q4 '00 -34.98%
------------------------------


Average Annual Total Return as of 12/31/00 (Institutional Shares)

----------------------------------------------------------------------------

                                                            Since Inception
                                   1 Year  5 Years 10 Years (inception date)
----------------------------------------------------------------------------

Science & Technology Fund -
 Institutional Shares              -20.11%    --      --         30.40%
                                                            (August 9, 1999)
Nasdaq - 100 Index                 -36.83%    --      --         4.19%
                                                            (August 9, 1999)
Lipper Science & Technology Index  -30.27%    --      --         11.83%
                                                            (July 31, 1999)
----------------------------------------------------------------------------

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The Nasdaq-100 Index is a market capitalization-weighted index that includes
100 of the largest non-financial companies, domestic and foreign, in the Nasdaq National Market. Each security in the Index is proportionately represented by its market capitalization in relation to the total market value of the Index. The Lipper Science & Technology Index is composed of 10 mutual funds. Each mutual fund making up the Index invests at least 65% of its equity portfolio in science and technology stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

[GRAPHIC]

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Science & Technology Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

-------------------------------------------------

                                         Y Shares
-------------------------------------------------

Management Fees                           1.05%
Distribution and Service (12b-1) Fees      None
Other Expenses/2/                         0.51%
                                          -----
Total Annual Fund Operating Expenses/3/   1.56%
                                          =====
-------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the Science & Technology Fund until October 31, 2001 so that Net Annual Fund Operating Expenses will be no more than 1.56% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------------

                                      1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------

Science & Technology Fund - Y Shares   $159   $493    $850    $1,856

--------------------------------------------------------------------------------
100 ............................................................................


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MicroCap Fund


The MicroCap Fund is currently closed to new investors. Please see the "Purchasing Shares" section below for additional information.

Objective

[GRAPHIC]

The investment objective of the MicroCap Fund is capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

Common Stocks/Potential Price Appreciation
The Fund selects securities based on their potential for price appreciation. Most of the securities the Fund holds will be common stocks of companies incorporated in the United States.

The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community because of a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when, for example, a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Micro Capitalization Companies
At least 65% of the Fund's total assets will be invested in equity and debt securities of micro capitalization companies that, in general, the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 42 for examples of these characteristics). Micro capitalization companies are those with capitalizations at the time of purchase below $500 million. The Fund may invest up to 35% of its assets at the time of purchase in companies in excess of the median market capitalization of the Russell 2000 Index. If the market capitalization of a company in which the Fund has invested increases above the median market capitalization of the Russell 2000 Index, the Fund may continue to hold the security.

The Adviser believes that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase (or unrated securities of comparable quality to the rated securities).

Other
The Fund may invest up to 25% of total assets in the securities of foreign issuers, either directly or through sponsored American Depository Receipts. American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks.

The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or be unrated but deemed comparable by the Adviser. See "Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.
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The Fund may acquire securities of unseasoned companies (companies with less than three years' of continuous operation) when the Adviser believes the investments offer possibilities of attractive capital appreciation, but will not invest more than 20% of the value of its total assets in the securities of unseasoned companies.

The Fund may also participate in the initial public offering (IPO) market, and a substantial portion of the Fund's returns have been attributable to its investments in IPOs. By virtue of its size and institutional nature, the Advser may have greater access than individual investors have to IPOs, including access to so-called "hot issues" that are generally traded in the aftermarket at prices in excess of the IPO price.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital gain. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's expenses in a year may exceed income. There can be no assurance the investment objective of the Fund will be realized or the value of the Fund's investments will not decline in value. You should consider the Fund to be a long-term investment and not a vehicle for seeking short-term profits and income.

The Fund's investments in debt securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risks than higher rated securities.

The Fund's holdings are subject to micro cap stock risks. Micro capitalization stocks involve greater risks than those associated with larger, more established companies. Small-company stocks may be subject to more abrupt or erratic price movements. Also securities of micro cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. In addition, the Fund's investments in unseasoned companies present risks considerably greater than investments in more established companies. Further, the securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

The Fund's investments in foreign securities and American Depository Receipts are subject to foreign risks. Foreign risks, which are not typically associated with domestic issuers, result from less government regulation, less public information and less economic, political and social stability. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.
102 ............................................................................


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The Fund is also subject to IPO risk. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. As the Fund's assets continue to grow, the effect of the Fund's investment in IPOs on its total returns likely will decline, which could reduce the Fund's total returns. IPOs will frequently be sold within 12 months of purchase. This may result in short-term gains, which will be taxable to Shareholders as ordinary income.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

[GRAPHIC]

Bar Chart and Performance Table
The Fund's Y Shares commenced operations on December 11, 2000. Because the Fund's Y Shares have less than one year's performance, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this Prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced. Performance does not reflect the sales load applicable to Retail A Shares. If the sales load were reflected, performance would be reduced.


Year-by-year total return as of 12/31 each year (%) (Retail A Shares)
                                   [GRAPH]

                               91
                               92
                               93
                               94
                               95
                               96         56.80
                               97         13.63
                               98         -2.73
                               99        136.23
                             2000         11.28




-------------------------------

Best Quarter:    Q4 '99  70.70%
Worst Quarter:   Q3 '98 -30.87%
-------------------------------


Average Annual Total Return as of 12/31/00 (Retail A Shares)

------------------------------------------------------------

                                            Since Inception
                    1 Year 5 Years 10 Years (August 1, 1995)
------------------------------------------------------------

MicroCap Fund -
 Retail A Shares    11.29% 35.43%     --         36.74%
Russell 2000 Index  -3.02% 10.31%     --         10.70%
------------------------------------------------------------

 ............................................................................ 103


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The Russell 2000 Index, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[GRAPHIC]

Fees and Expenses of the Fund
This table describes the expenses that you may pay if you buy and hold Y Shares of the MicroCap Fund.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------

                                                  Y Shares
-----------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                None
Maximum Deferred Sales Charge (Load)
 (as a percentage of offering price)                None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends                    None
Redemption Fees                                     None/1/
Exchange Fees                                       None
-----------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

---------------------------------------------------------

                                                 Y Shares
---------------------------------------------------------

Management Fees (before waivers)/2/               1.50%
Distribution and Service (12b-1) Fees              None
Other Expenses/3/                                 0.51%
                                                 -------
Total Annual Fund Operating Expenses (before
 waivers)                                         2.01%
Fee Waivers and Expense Reimbursements/4/        (0.08)%
                                                 -------
Net Annual Fund Operating Expenses/4/             1.93%
                                                 =======
---------------------------------------------------------

1 A fee of $15.00 is charged for each non-systematic withdrawal from a
  Retirement Account for which Firstar Bank, N.A. is custodian.
2 As a result of fee waivers, the current management fee of the MicroCap Fund is 1.42% of the Fund's average daily net assets.
3 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to up to 0.25% of the average daily net assets of the Fund's Y Shares.
4 Certain service providers have contractually agreed to waive fees and reimburse expenses for Y Shares of the MicroCap Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.93% of the Fund's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Y Shares of the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------

                          1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------

MicroCap Fund - Y Shares   $204   $630   $1,083   $2,338
---------------------------------------------------------

104 ............................................................................


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Types of Investment Risks

The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Additional Statement referred to on the back cover.

General Risks of Investing in Each of the Funds

[GRAPHIC]

Complete Investment Program - All Funds
An investment in a single Fund, by itself, does not constitute a complete investment plan.

Credit Risk - Money Market Funds, Bond Funds, Balanced Funds, and any other Fund to the extent that it invests in fixed-income securities
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk" - the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which each Fund may enter.

Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

Derivatives Risk - All Funds
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to, or otherwise not react in tandem with, interest rate changes or market moves, and some may be susceptible to changes in yields or values because of their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

Investment by the Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund and Large Cap Growth Fund in collateralized mortgage obligations and mortgage- and asset-backed securities are subject to derivatives risk.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Interest Rate Risk - Money Market Funds, Bond Funds, Balanced Funds and any
other Fund to the extent that it invests in fixed-income securities
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater
 ............................................................................ 105


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in the case of the Bond IMMDEX(TM) Fund and the Tax-Exempt Intermediate Bond
Fund than in the case of the Money Market Funds or the Short-Term Bond Fund. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Stripped securities in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund may invest and zero coupon securities in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund may invest are subject to greater interest rate risk than many of the more typical fixed-income securities.

Liquidity Risk - All Funds
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to variable and floating rate demand notes, variable amount demand securities and restricted securities which the Funds may purchase, short-term funding agreements which the Institutional Money Market Fund may purchase, the guaranteed investment contracts which the Short-Term Bond Fund, Intermediate Bond Fund and Bond IMMDEX(TM) Fund may purchase and the futures contracts in which the Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Growth & Income Fund, Equity Index Fund, Large Cap Growth Fund, International Value Fund, Global Equity Fund, International Growth Fund, Science & Technology Fund and MicroCap Fund may engage. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the United States but which are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. Each Fund may invest up to 15% of its net assets at the time of purchase in securities that are illiquid, except that each Money Market Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser (or Sub-Adviser) determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Management Risk - All Funds
A strategy which the Adviser (or Sub-Adviser) uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser and each Sub-Adviser may not change certain investment practices of the Fund without a shareholder vote. These policies of each Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

Market Risk - All Funds
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

Nonprincipal Strategy Risks - All Funds
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment
106 ............................................................................


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strategies - and the risks involved - are described in detail in the Additional
Statement, which is referred to on the back cover of this Prospectus.

Portfolio Turnover Risk - All Funds
The Adviser and Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by a Fund and its Shareholders. It may also result in higher short-term capital gains taxable to Shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates. The Money Market Funds may have high portfolio turnover, but brokerage commissions are not normally paid on Money Market instruments. Portfolio turnover is not expected to have a material effect on the Money Market Funds' net investment income.

Valuation Risk - All Funds
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

Additional Risks Which Apply to Investment in Certain of the Funds

[GRAPHIC]

Extension Risk - Money Market Funds, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond Immdex(TM) Fund, Strategic Income Fund, National Municipal Bond Fund, Balanced Funds and Large Cap Growth Fund
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a municipal security, mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Foreign Risks - Aggregate Bond Fund, Strategic Income Fund, Relative Value Fund, Large Cap Growth Fund, International Value Fund, Global Equity Fund, International Growth Fund, Small Cap Core Equity Fund, MicroCap Fund, each other fund - other than the Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, U.S. Government Securities Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund and Small Cap Index Fund - to the extent it invests in foreign securities
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, South and Central America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration
and
 ............................................................................ 107


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custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities prior to receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds, other than the money market funds, may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Value Fund and International Growth Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the Funds is required to do so.

The International Value Fund also may invest in obligations of foreign countries and political entities ("sovereign debt"), which may trade at a substantial discount from face value. An issuer of sovereign debt may be unwilling or unable to repay interests and principal as due. The Fund may purchase Brady Bonds as part of its investment in sovereign debt of countries that have restructured or are restructuring their sovereign debt pursuant to the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their external debt. Investments in Brady Bonds can be viewed as speculative.

European Currency Unification - International Value Fund, Global Equity Fund, International Growth Fund, Each Other Fund - Other than the Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Securities Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund and Small Cap Index Fund - to the extent it invests in foreign securities
Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which a Fund invests and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

Initial Public Offering (IPO) Risk - Science & Technology Fund, MicroCap Fund and Each Other Equity Fund - to the extent that it invests in IPOs
The Equity Funds may participate in the IPO market. IPOs may have a magnified performance impact on a Fund with a small asset base. IPOs may not be consistently available to the Funds for investing, particularly as the Funds' asset bases grow. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns.
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Prepayment Risk - Money Market Funds, Short-Term Bond Fund, Intermediate Bond
Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Balanced Funds, Large Cap Growth Fund, International Growth Fund and Small Cap Core Equity Fund
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

Securities Lending - All Funds Other than the Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund and Relative Value Fund
To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small and MidCap Stock Risks - Large Cap Growth Fund, Global Equity Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund
Smaller and medium capitalization stocks involve greater risks than those associated with larger, more established companies. Small- and medium-company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small and medium cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small and medium companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

Tax Risk - Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund
These Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.
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Temporary Investment Risk - All Funds Other than the Index Funds
Each of the Funds may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments (except for the MicroCap Fund, which may invest up to 30% of its assets in money market instruments for temporary defensive purposes). This may occur, for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. In particular, the U.S. Treasury Money Market Fund may temporarily hold cash; the Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund and the Missouri Tax-Exempt Bond Fund may, from time to time, hold uninvested cash reserves or invest in short-term taxable money market obligations (taxable obligations purchased by each Fund normally will not exceed 20% of total assets at the time of purchase); and the International Value Fund and International Growth Fund may invest in money market securities denominated in U.S. or foreign currency. When a Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Additional Risks Which Apply To Particular Types Of Securities

[GRAPHIC]

Government Obligations - Money Market Funds other than the Tax-Exempt Money Market Fund and Ohio Tax-Exempt Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund and Balanced Funds
In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed, by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities when it is not obligated to do so by law.

Mortgage-backed and Asset-Backed Securities - Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Balanced Funds, Large Cap Growth Fund and Science & Technology Fund
Each of these Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). In addition to credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. The relative payment rights of certain types of mortgage-backed securities may make them subject to greater volatility and interest rate risk than other types of mortgage-backed securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

Municipal Securities - Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund
Each of these Funds may purchase municipal securities including general obligation securities, revenue securities and private activity bonds. The ability of a Fund to achieve its investment objective is dependent
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upon the ability of issuers of municipal securities to meet their continuing obligations for the payment of principal and interest. Although the National Municipal Bond Fund may invest 25% or more of its net assets in (i) municipal securities whose issuers are in the same state, (ii) municipal securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, the Fund does not presently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in municipal securities the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

Borrowings, Reverse Repurchase Agreements - All Funds
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks and each Fund other than the National Municipal Bond Fund may enter into reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Short Sales - Global Equity Fund and MicroCap Fund
Short selling is the selling of securities which have been borrowed on the expectation that the market price will drop. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price.

Options - Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond Immdex(TM) Fund, Strategic Income Fund, Tax-Exempt Intermediate Bond Fund, Balanced Funds and Equity Funds -
 other than the Relative Value Fund
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser or Sub-Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser or Sub-Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The Funds, other than the U.S. Government Securities Fund, Aggregate Bond Fund, International Value Fund, International Growth Fund and Small Cap Core Equity Fund, may purchase put and call options in an amount not to exceed 5% of their respective net assets. The U.S. Government Securities Fund, Aggregate Bond Fund, International Growth Fund and Small Cap Core Equity Fund may purchase put and call options in an amount not to exceed 10% of their respective net assets. The International Value Fund may purchase put and call options without limit.
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The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund,
Strategic Income Fund and International Value Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser). Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the Fund"s assets subject to options written by the Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Growth & Income Fund, Equity Index Fund, Large Cap Growth Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund will not exceed 5%, 5%, 5%, 25%, 25%, 25%, 5%, 5%, 25%, 5%,
5%, 5%, 5% and 5%, respectively, of the value of its net assets during the current year. The International Value Fund and International Growth Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter. During the current year the aggregate value of the International Value Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

The Balanced Funds, International Value Fund, International Growth Fund, MidCap Core Equity Fund, Small Cap Core Equity Fund and MicroCap Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

The International Value Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however the Fund assumes the risk that the value of the security will decline before the exercise date, in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option.
The Additional Statement includes additional information relating to option trading practices and related risks.
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Futures Contracts and Related Options - Short-Term Bond Fund, Intermediate Bond
Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Balanced Funds and Equity Funds - other than the Relative Value Fund
A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. The International Growth Fund may invest in futures but may not invest in options. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. The Funds (other than the U.S. Government Securities Fund and Aggregate Bond Fund) may buy and sell futures contracts and related options on foreign exchanges or boards of trade (which do not offer the same protections as U.S. exchanges).

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to Securities and Exchange Commission ("SEC") requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. Firstar Funds (the "Company") intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Growth & Income Fund, International Growth Fund, MidCap Core Equity Fund and Small Cap Core Equity Fund intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. The Equity Index Fund, International Value Fund, MidCap Index Fund and Small Cap Index Fund intend to limit their transactions in futures contracts so that not more than 10%, 25%, 10% and 10% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

Guaranteed Investment Contracts and Zero Coupon Securities - Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund The Short-Term Bond Fund, Intermediate Bond Fund, Bond IMMDEX(TM) Fund and Strategic Income Fund may purchase guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies, and zero coupon securities. GICs are subject to liquidity risk, which is the risk that certain securities may be difficult or impossible to sell at a desirable time and price.
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Investing With Firstar Funds
This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

Share Classes Available

The Firstar Funds offer two classes of Shares in the Money Market Funds, Retail A Shares and Institutional Shares (except that the Institutional Money Market Fund and Money Market Fund each offer only one class of Shares), and four classes of Shares in the Non-Money Market Funds; Retail A, Retail B, Y and Institutional Shares (except that the Global Equity Fund only offers Y and Institutional Shares). This Prospectus offers only Institutional Shares of the Money Market Funds and Y Shares of the Non-Money Market Funds. Other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services. Information regarding those other share classes may be obtained by calling the number on the back cover of this Prospectus.

Institutional Shares (Money Market Funds)
No sales charge
 Available for:
 .All shareholders of the Money Market Funds who were exchanged into Institutional Shares during November 2000 or December 2000 in connection with the Firstar Reorganization, and who have continuously maintained an account with the Company;
 .Certain Trust, agency or custodial accounts opened through Firstar Bank, N.A. (check with Firstar Bank, N.A. to see if you qualify for Institutional
 Shares);
 .Employer-sponsored tax-qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates;
 .All clients of Firstar Investment Research & Management Company, LLC ("FIRMCO"); and
 .Those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including TD Waterhouse. Check with your broker-dealer to see if you qualify for Institutional Shares.

Y Shares (Non-Money Market Funds)
No sales charge
 Available for:
 .All shareholders of the Non-Money Market Funds who were exchanged into Y Shares during November 2000 or December 2000 in connection with the Firstar Reorganization, and who have continuously maintained an account with the Company; and
 .Certain trust, agency or custodial accounts opened through financial institutions such as banks (including Firstar Bank, N.A.), trust companies and thrift institutions (check with Firstar Bank, N.A. or your financial institution to see if you qualify for Y Shares).

A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.

Shareholder Organizations
The Funds have adopted separate service plans for the Institutional Shares of the Money Market Funds, and for the Y Shares of the Non-Money Market Funds (the "Plans"), under which the Funds may pay service fees for shareholder services to Institutional and Y shareholders. Under the Plans, shareholder organizations
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may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for shareholder support services.

Shareholder support services may include:
 .assisting investors in processing purchase, exchange and redemption requests .processing dividend and distribution payments from the Fund
 .providing information periodically to customers showing their positions in Fund shares
 .providing sub-accounting
 .forwarding sales literature and advertising

Payments to shareholder organizations, including affiliates of the Adviser, under the Plans, are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under these Plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Purchasing Shares

The MicroCap Fund currently is closed to new investors. However, this Fund will continue to accept additional share purchases from existing shareholders in existing accounts or new accounts of which an existing shareholder is a full or partial owner. The Fund will also accept purchases through reinvestment of dividend and capital gain distributions. The Fund may open to new investors in the future at the discretion of the Adviser based on various factors, including assets under management and current investment opportunities.

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

Minimum Investments

There is no minimum initial or subsequent investment for Institutional and Y Shares of the Funds other than the Institutional Money Market Fund where the minimum initial investment is $1,000,000 by an individual or combination of accounts. The maximum investment for the MicroCap Fund is $5,000,000.

Buying Shares

Purchase requests for a Money Market Fund received in proper form prior to the times listed below on a business day for the Funds will generally be processed on the same day.
 .Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
 .Tax-Exempt Money Market Fund and U.S. Government Money Market Fund - 11:30 a.m. Central time
 .U.S. Treasury Money Market Fund and Institutional Money Market Fund - 1:00 p.m. Central time
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In order for a purchase request for a Money Market Fund to be processed on the same day at the times listed above, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

Purchase requests for the Money Market Funds accompanied by a check or wire payment which are received at or after the times listed above, and purchase requests accompanied by a check or wire payment for any Non-Money Market Fund, will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.
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THROUGH A SHAREHOLDER ORGANIZATION

[GRAPHIC]

Opening an Account
Contact your Shareholder Organization.

By Mail

[GRAPHIC]

Complete an application and mail it along with a check payable to Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011.
For overnight delivery mail to; 615 E. Michigan St., Milwaukee, WI 53202

By Wire

[GRAPHIC]

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire in the amount of your purchase to Firstar Bank, N.A
ABA # 0420-00013
Firstar Mutual Fund Services, LLC
Account # 112-952-137
for further credit to [name of Fund]
[Name /title on the account].
The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Internet
www.firstarfunds.com

[GRAPHIC]

Not available.

By Telephone Exchange

[GRAPHIC]

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.


Adding to an Account
Contact your Shareholder Organization.

Make your check payable to Firstar Funds. Please include your sixteen-digit account number on your check and mail it to the address at the left.

By Wire

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire as described at the left. Please include your sixteen-digit account number. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Use Firstar Funds Direct to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number. Purchase additional shares using an electronic funds transfer from your banking institution for payment. Call 1-800-677-FUND to authorize this service.

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.


Please Note: All checks must be drawn on a bank located within the United
States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
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Additional Information on Buying Shares
 .The Funds will not accept payment in cash, money orders, credit card checks or third party checks for the purchase of shares.
 .Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.
 .Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

For Owners of Y and Institutional Shares
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

Redeeming Shares


Selling Shares
Redemption requests for a Money Market Fund received by the transfer agent by phone on a business day for the Funds prior to the times listed below generally will be processed on the same day.
 .Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central time
 .Tax-Exempt Money Market Fund and U.S. Government Money Market Fund - 11:30 a.m. Central time
 .U.S. Treasury Money Market Fund and Institutional Money Market Fund - 1:00 p.m. Central time

Redemption requests for the Money Market Funds received at or after the times listed above on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.
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Redemption requests for Non-Money Market Funds received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

Through a Shareholder Organization

[GRAPHIC]

Contact your Shareholder Organization.

By Phone

[GRAPHIC]

Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption. Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days.)

By Mail

[GRAPHIC]

Mail your instructions to the Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

Internet
www.firstarfunds.com

[GRAPHIC]

Use Firstar Funds Direct to redeem up to $25,000. Call 1-800-677-FUND to authorize this service.

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

 The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above.
 Purchases of additional Retail A Shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.

Additional Transaction Information

Telephone Requests
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC ("FMFS") or contact your shareholder organization. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to Shareholders.
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During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and, except for transactions in Money Market Funds, confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the Shareholder is liable for any loss for unauthorized transactions.

Check Redemption (U.S. Treasury Money Market Fund Only)
You may request on the purchase application or by written request that a Fund provide Redemption Checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any Checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

Checks are not available for Y Shares of any other Firstar Fund, IRAs or other retirement plans for which Firstar acts as custodian.

Certificates
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

Additional Redemption Information
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date. An investor must have filed a purchase application before any redemption requests can be paid.

Exchanging Shares

Generally, any share class of a Firstar Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund at the time of the exchange. In addition, Y Shares of a Non-Money Market Fund are exchangeable for Institutional Shares of a Money Market Fund.

Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar Funds reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar Funds may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.
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For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar Funds on exchanges, however, Firstar Funds reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:
 .exchanges are available only in states where exchanges may be legally made; .the minimum amount which may be exchanged is $1,000;
 .if any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date; and .it may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

[GRAPHIC]

Shareholder Reports
Shareholders will be provided with a report showing portfolio investments and other information at least semi-annually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements.

Account statements will be mailed to shareholders of Money Market Funds monthly, summarizing all transactions. For all other funds, account statements will be mailed quarterly and after each purchase or redemption of shares, excluding the reinvestment of dividends. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

[GRAPHIC]

Firstar Funds Website (www.firstarfunds.com)
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareholders can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call FMFS at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed that are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in this Prospectus.

Automated Teleresponse Service
Shareholders using a touch-tone(R) telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling FMFS at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar Funds representative.

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Retirement Plans
The Funds offer individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. A description of these Retirement Accounts may be found in the Additional Statement for the Funds. For details concerning Retirement Accounts (including service fees), please call FMFS at 1-800-677-FUND.

--------------------------------------------------------------------------------
Additional Information

Dividends, Capital Gains Distributions and Taxes

Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

 .
Dividends and Capital Gains Distributions

          Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by the Money Market Funds are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central time (9:00 a.m. Central time for the Ohio Tax-Exempt Money Market Fund and 1:00 p.m. Central time for the Institutional Money Market Fund and U.S. Treasury Money Market Fund) on the declaration date.

Dividends from net investment income of the Bond Funds are declared and paid monthly. Dividends from net investment income of the Balanced Income, Balanced Growth, Growth & Income, Equity Income, Relative Value, Equity Index, MidCap Index and Small Cap Index Funds are declared and paid quarterly. Dividends from net investment income of the Large Cap Core Equity, Large Cap Growth, International Value, Global Equity, International Growth, MidCap Core Equity, Small Cap Core Equity, Science & Technology and MicroCap Funds are declared and paid annually. Any capital gains are distributed annually. A Shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the Shareholder elects to receive distributions in cash.

If a Shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the Shareholder's address of record, such Shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Federal Taxes
Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income.

You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

In the case of any Fund other than a Money Market Fund, you should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a
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period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The International Value Fund and International Growth Fund. It is expected that the International Value Fund and International Growth Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Value Fund and International Growth Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each Shareholder, which would allow each Shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund, National Municipal Bond Fund and Missouri Tax-Exempt Bond Fund. It is expected that the Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for Shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains. It is expected that the Tax-Exempt Intermediate Bond Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to you as ordinary income.

Interest on indebtedness incurred by a Shareholder to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any Share and the Share is held by you for six months or less, any loss on the sale or exchange of the Share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to
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interest on Federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Management of the Funds

Advisory Services
FIRMCO, a Wisconsin Limited Liability Company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $28 billion in assets under management.

On October 4, 2000, Firstar Corporation, the parent company of FIRMCO and a bank holding company, announced that it had entered into an agreement to merge with U.S. Bancorp, another bank holding company. This merger was consummated on February 27, 2001, and the merged bank holding companies assumed the U.S. Bancorp name.

U.S. Bancorp, as successor to Firstar Corporation, has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by U.S. Bancorp under specified circumstances, including if no affiliate of U.S. Bancorp is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales (except for the International Value and International Growth Funds). Subject to the general supervision of the Board of Directors and in accordance with the respective investment objectives and policies of the International Value and International Growth Funds, the Adviser is responsible for each Fund's investment program, general investment criteria and policies.

The Adviser has retained Hansberger Global Investors, Inc. ("HGI") as Sub-Adviser for the International Value Fund, HGI, a Delaware corporation founded in 1994, with its principal office at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301, currently has $3.1 billion in assets under management. HGI is a wholly-owned subsidiary of Hansberger Group, Inc. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, HGI formulates and implements a continuous investment program for the International Value Fund.

The Adviser has retained Clay Finlay, Inc. ("Clay Finlay") as Sub-Adviser for the International Growth Fund. Clay Finlay is a New York corporation founded in 1982, with principal offices at 200 Park Avenue, 56th Floor, New York, NY 10166, and currently has $4.9 billion in assets under management. Clay Finlay is a wholly-owned subsidiary of Old Mutual plc, a South African financial services company. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, Clay Finlay formulates and implements a continuous investment program for the International Growth Fund.

The Adviser (or Sub-Adviser for the International Value Fund and International Growth Fund, respectively) is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser (or Sub-Advisers), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the International Value Fund or International Growth Fund, respectively) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

HGI is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Value Fund. The fee is computed daily and paid monthly at the following annual rates (as a
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percentage of the Fund's average daily net assets): 0.75% on the Fund's first
$25 million, 0.50% of the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

Clay Finlay is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Growth Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% of the first $50 million of the Fund's average daily net assets; plus 0.50% of the next $50 million of average daily net assets; plus 0.25% of average daily net assets in excess of $100 million.

For the fiscal year ended October 31, 2000, the Adviser received from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets):


----------------------------------------------

   Fund                               Fee Paid
----------------------------------------------

   Institutional Money Market Fund     0.28%
   Tax Exempt Money Market Fund        0.50%
   U.S. Government Money Market Fund   0.33%
   Short-Term Bond Fund                0.30%
   Intermediate Bond Fund              0.37%
   Bond IMMDEX(TM) Fund                0.30%
   Tax-Exempt Intermediate Bond Fund   0.32%
   Balanced Income Fund                0.57%
   Balanced Growth Fund                0.69%
   Growth & Income Fund                0.74%
   Equity Index Fund                   0.18%
   Large Cap Core Equity Fund          0.75%
   International Value Fund            1.05%
   MidCap Index Fund                   0.11%
   MidCap Core Equity Fund             0.73%
   MicroCap Fund                       1.50%
----------------------------------------------


Prior to March 1, 2000, the Mercantile Government & Corporate Bond Portfolio, Mercantile U.S. Government Securities Portfolio, Mercantile Missouri Tax-Exempt Bond Portfolio, Mercantile National Municipal Bond Portfolio, Mercantile Small Cap Equity Portfolio, Mercantile International Equity Portfolio, Mercantile Equity Income Portfolio and Mercantile Small Cap Equity Index Portfolio were managed by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation. On March 1, 2000, FIRMCO acquired all the assets and liabilities of MVA.

For the eleven-month fiscal period ended October 31, 2000, the Predecessor Mercantile Funds paid the Adviser the following fees:


------------------------------------------------------------

   Fund                                             Fee Paid
------------------------------------------------------------

   Mercantile Government & Corporate Bond
    Portfolio                                        0.45%
   Mercantile U.S. Government Securities Portfolio   0.45%
   Mercantile Missouri Tax-Exempt Bond Portfolio     0.45%
   Mercantile National Municipal Bond Portfolio      0.55%
   Mercantile Small Cap Equity Portfolio             0.75%
   Mercantile International Equity Portfolio         0.94%
   Mercantile Equity Income Portfolio                0.75%
   Mercantile Small Cap Equity Index Portfolio       0.40%
------------------------------------------------------------


Prior to April 1, 2000, the Firstar Stellar Treasury Fund, Firstar Stellar Ohio Tax-Free Money Market Fund, Firstar Stellar Strategic Income Fund, Firstar Stellar Science & Technology Fund, Firstar Stellar Growth Equity Fund, Firstar Stellar Relative Value Fund and Firstar Stellar International Equity Fund were managed
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by the Capital Management Division of Firstar Bank, N.A., which was also a subsidiary of Firstar Corporation. On April 1, 2000, the investment management resources of the Capital Management Division of Firstar Bank, N.A. were consolidated with those of FIRMCO as part of an internal restructuring of the investment advisory functions within Firstar Corporation.

For the eleven-month fiscal period ended October 31, 2000, the Predecessor Stellar Funds paid the Adviser the following fees:


------------------------------------------------------------

   Fund                                             Fee Paid
------------------------------------------------------------

   Firstar Stellar Treasury Fund                     0.50%
   Firstar Stellar Ohio Tax-Free Money Market Fund   0.34%
   Firstar Stellar Strategic Income Fund             0.95%
   Firstar Stellar Science & Technology Fund         0.90%
   Firstar Stellar Growth Equity Fund                0.75%
   Firstar Stellar Relative Value Fund               0.75%
   Firstar Stellar International Equity Fund         0.75%
------------------------------------------------------------


Fund Managers
Bradley Peters manages the Short-Term Bond Fund. Mr. Peters has been with FIRMCO and its affiliates since 1993 and has 19 years of investment management experience. Mr. Peters is a Certified Public Accountant, a Certified Financial Planner, and a Certified Management Accountant. Mr. Peters has managed the Fund since February 2000.

David Bethke manages the Intermediate Bond Fund and the U.S. Government Securities Fund. Mr. Bethke has 20 years of investment management experience and has been with FIRMCO and its affiliates since 1987. Mr. Bethke has managed the Intermediate Bond Fund since February 2000. He has managed the Predecessor Mercantile U.S. Government Securities Portfolio since it commenced operations in 1988.

George Schupp and David Bethke co-manage the Bond IMMDEX(TM) Fund and Aggregate Bond Fund. Mr. Schupp serves as FIRMCO"s Director of Fixed-income. He has 25 years of investment management experience and has been with Firstar and its affiliates since 1983. Mr. Schupp and Mr. Bethke have managed the Bond IMMDEX(TM) Fund since February 2000. Mr. Schupp has managed the Predecessor Mercantile Government & Corporate Bond Portfolio since February 1988, and Mr. Bethke has managed the Predecessor Mercantile Government & Corporate Bond Portfolio since February 2000.

George Schupp and Karen Bowie co-manage the Strategic Income Fund. Ms. Bowie has over 16 years of trust and investment management experience with five of those years at FIRMCO and its affiliates. Mr. Schupp has managed the Fund since December 2000 and Ms. Bowie since September 2000.

Peter Merzian manages the Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund and National Municipal Bond Fund. Mr. Merzian joined FIRMCO and its affiliates in 1993 and has 13 years of investment management experience. He has managed the Tax-Exempt Intermediate Bond Fund since February 2000. He has managed the Predecessor Mercantile Missouri Tax-Exempt Bond Portfolio since 1993 and the Predecessor Mercantile National Municipal Bond Portfolio since it commenced operations in 1996.

Marian Zentmyer, Leon Dodge, Don Keller and David Bethke together manage the Balanced Income Fund. Ms. Zentmyer serves as FIRMCO's Chief Investment Officer of Equities. She has been with FIRMCO and its affiliates since 1982 and has 23 years of investment management experience. Ms. Zentmyer is a Certified Financial Planner. Mr. Dodge joined FIRMCO in September 2000 and has 23 years of investment management experience. Mr. Keller has been with FIRMCO and its affiliates since 1982 and has 19 years of investment management experience. Mr. Bethke has 19 years of investment management experience and has been with FIRMCO and its affiliates since 1987. Ms. Zentmyer has managed the Fund since its inception in December 1997. Mr. Bethke has managed the Fund since February 2000, Mr. Dodge since September 2000, and Mr. Keller since January 2001.

126 ............................................................................


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                                                         [LOGO OF FIRSTAR FUNDS]

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Walter Dewey and George Schupp co-manage the Balanced Growth Fund. Mr. Dewey has been with FIRMCO and its affiliates since 1986 and has 17 years of investment management experience. Mr. Dewey has managed the Fund since November 1999. Mr. Schupp has managed the Fund since February 2000.

Marian Zentmyer, Leon Dodge and Don Keller together manage the Growth & Income Fund. Ms. Zentmyer has managed the Fund since February 1993, Mr. Dodge since September 2000, and Mr. Keller since January 2001.

A portfolio management team of persons associated with FIRMCO manages the Equity Income Fund.

Joseph Belew manages the Relative Value Fund. Mr. Belew joined FIRMCO and its affiliates in 1979 and has 22 years of investment management experience. He has managed the Predecessor Stellar Relative Value Fund since its inception in June 1991.

Walter Dewey and Jane Snorek co-manage the Large Cap Core Equity Fund. Mr. Dewey has managed the Fund since July 7, 1997, and Ms. Snorek has managed the Fund since September 2000. Ms. Snorek has been with FIRMCO and its affiliates since 1999 and has 10 years of investment management experience.

Don Keller and Randy Hare co-manage the Large Cap Growth Fund. Mr. Keller has been with FIRMCO and its affiliates since 1982 and has 19 years of investment management experience. Mr. Keller has managed the Predecessor Stellar Growth Equity Fund since its inception in December 1994. Mr. Hare has been with FIRMCO and its affiliates since 1998 and has five years of investment management experience. Mr. Hare has managed the Fund since November 2000.

A Portfolio Management Team lead by Thomas Hansberger, CIC manages the International Value Fund for Hansberger Global Investors. Mr. Hansberger serves as the Chief Executive Officer of Hansberger Global Investors and has over 36 years of investment management experience. Before forming Hansberger Global Investors, Mr. Hansberger served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc. the parent company of the Templeton group of companies. The Portfolio Management Team has over 21 years of industry experience.

Don Keller manages the Global Equity Fund. Mr. Keller has managed the Predecessor Stellar International Equity Fund since May 1999.

Clay Finlay's International Equity team is responsible for the management of the International Growth Fund. Frances Dakers, Greg Jones, Virginie Maisonneuve and Susan Kenneally serve as regional team leaders on the International Equity team. Each of these individuals is a Principal and Director of the Firm, and each has an average of more than 18 years of investment experience. This team has managed the Predecessor Mercantile International Equity Portfolio since it began operations in 1994.

Todd Krieg and Matt D'Attilio co-manage the MidCap Core Equity Fund. Mr. Krieg has been with FIRMCO and its affiliates since 1992 and has eight years of investment management experience. Mr. Krieg has managed the Fund since September 1994. Mr. D'Attilio has been with FIRMCO and its affiliates since 1993. He has seven years of investment management experience and has managed the Fund since December 1998.

David Lettenberger and John Potter co-manage the Small Cap Core Equity Fund -
 each since September 2000. Mr. Lettenberger has been with FIRMCO and its affiliates since 1999 and has eight years of investment management experience. Mr. Potter joined FIRMCO in September 2000 and has seven years of investment management experience.
 ............................................................................ 127


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Randy Hare and Don Keller co-manage the Science & Technology Fund. Mr. Hare has managed the Predecessor Stellar Science & Technology Fund since October 2000 and Mr. Keller since its inception in August 1999.

Joe Frohna and Barry Randall co-manage the MicroCap Fund. Mr. Frohna has been with FIRMCO and its affiliates since 1995. He has eight years of investment management experience and has managed the Fund since September 1997. Mr. Randall has been with FIRMCO and its affiliates since May 2000. He has eight years of investment management experience and has managed the Fund since May 2000.

Administrative Services
FMFS, an affiliate of the Adviser, serves as the Fund's Administrator and receives fees for those services.

Custodian, Transfer and Dividend Disbursing Agent and Accounting Services Agent FMFS also provides transfer agency, dividend disbursing agency and accounting services for the Funds and receive fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

Net Asset Value and Days of Operation

The price of the Y and Institutional Shares is based on net asset value per share. This amount is calculated separately for the Y class of shares by dividing the value of all securities and other assets attributable to the Y class, less the liabilities attributable to the class, by the number of outstanding shares of the class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.


Money Market Funds
The net asset value of the Money       The Company
Market Funds for purposes of           intends to use
pricing purchase and redemption        its best
orders is determined as of 11:30       efforts to
a.m. Central time (9:00 a.m.           maintain the
Central time for the Ohio Tax-         net asset
Exempt Money Market Fund and 1:00      value of each
p.m. Central time for the              Money Market
Institutional Money Market Fund and    Fund at $1.00
U.S. Treasury Money Market Fund)       per share,
and as of the close of regular         although there
trading hours on the Exchange,         is no
normally, 3:00 p.m. Central time,      assurance that
on each day on which both the          it will be
Exchange is open for trading and       able to do so.
the Federal Reserve Banks' Fedline
System is open.
Shares of the Funds are not priced on days the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund attributable to a particular class, less the liabilities charged to the Fund attributable to a particular class, by the number of the Fund's outstanding shares.

Net asset value is computed using the amortized cost method as permitted by SEC rules.

Non-Money Market Funds
Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. Shares of the Funds are not priced on days the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement.

The Funds' investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.
128 ............................................................................


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Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by, or under the direction of, the Board of Directors. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Value Fund and International Growth Fund may trade in their local markets on days the Funds are closed, and the Funds' net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

 ............................................................................ 129


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Appendix

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights tables set forth on the following pages for the Ohio Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Strategic Income Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, International Growth Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and Global Equity Fund are based on the financial history of the predecessor Stellar Ohio Tax-Free Money Market Fund, predecessor Stellar Treasury Fund, predecessor Mercantile U.S. Government Securities Portfolio, predecessor Mercantile Government & Corporate Bond Portfolio, predecessor Stellar Strategic Income Fund, predecessor Mercantile Missouri Tax-Exempt Bond Portfolio, predecessor Mercantile National Municipal Bond Portfolio, predecessor Mercantile Equity Income Portfolio, predecessor Stellar Relative Value Fund, predecessor Stellar Growth Equity Fund, predecessor Mercantile International Equity Portfolio, predecessor Mercantile Small Cap Equity Index Portfolio, predecessor Mercantile Small Cap Equity Portfolio, predecessor Stellar Science & Technology Fund and predecessor Stellar International Equity Fund, respectively.

With respect to all the Funds in this Prospectus, this information for the period ended October 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, and incorporated by reference into the Additional Statement, both of which are available upon request.

With respect to the Institutional Money Market, Tax-Exempt Money Market, U.S. Government Money Market, Short-Term Bond, Intermediate Bond, Bond IMMDEX(TM), Tax-Exempt Intermediate Bond, Balanced Income, Balanced Growth, Growth & Income, Equity Index, Large Cap Core Equity, International Value, MidCap Index, MidCap Core Equity and MicroCap Funds, this information for the period ended October 31, 1999 and prior has been audited by PricewaterhouseCoopers LLP.

With respect to the Predecessor Stellar Funds, this information for the period ended November 30, 1999 and prior has been audited by Arthur Andersen LLP, independent public accountants for the Predecessor Stellar Funds.

With respect to the Predecessor Mercantile Portfolios, this information for the period ended November 30, 1999 and prior has been audited by KPMG LLP, independent auditors for the Predecessor Mercantile Portfolios.

During the periods shown, the Tax-Exempt Money Market, Ohio Tax-Exempt Money Market and U.S. Government Money Market Funds did not offer Institutional Shares. According, there are no financial highlights for Institutional Shares of these portfolios. The financial highlights shown for the Tax-Exempt Money Market, Ohio Tax-Exempt Money Market and U.S. Government Money Market Funds are for Retail A Shares.

During the periods shown, Y Shares were offered only by the U.S. Government Securities, Aggregate Bond, Equity Income, International Growth, Small Cap Index and Small Cap Core Funds. The financial highlights shown for the Short-Term Bond, Intermediate Bond, Bond IMMDEX(TM), Tax-Exempt Intermediate Bond, Missouri Tax-Exempt Bond, National Municipal Bond, Balanced Income, Balanced Growth, Growth & Income, Relative Value, Equity Index, Large Cap Core Equity, International Value, Global Equity, MidCap Index, MidCap Core Equity, Science & Technology and MicroCap Funds are for Retail A Shares. The financial highlights shown for the Strategic Income and Large Cap Growth Funds are for Retail B Shares.

Contact FMFS for a free copy of the Annual Report or Additional Statement.
130 ............................................................................


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                     [THIS PAGE INTENTIONALLY LEFT BLANK.]


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Institutional
Money Market Funds



                                                     Income from Investment
                                                           Operations
                                                 -------------------------------

                                        Net                 Dividends  Net Asset
                                    Asset Value,    Net      from Net   Value,
                                    Beginning of Investment Investment    End
Per Share Data                         Period    Income/6/    Income   of Period

INSTITUTIONAL MONEY MARKET FUND
Year Ended October 31,
 1996                                  $1.00       $0.05      $(0.05)    $1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 1997                                   1.00        0.05       (0.05)     1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 1998                                   1.00        0.05       (0.05)     1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 1999                                   1.00        0.05       (0.05)     1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 2000                                   1.00        0.06       (0.06)     1.00
TAX-EXEMPT MONEY MARKET FUND
Year Ended October 31,
 1996                                   1.00        0.03       (0.03)     1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 1997                                   1.00        0.03       (0.03)     1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 1998                                   1.00        0.03       (0.03)     1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 1999                                   1.00        0.03       (0.03)     1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 2000                                   1.00        0.03       (0.03)     1.00
OHIO TAX-EXEMPT MONEY MARKET FUND
Period Ended November 30, 1998/7/       1.00        0.03       (0.03)     1.00
--------------------------------------------------------------------------------
Year Ended November 30,
 1999                                   1.00        0.03       (0.03)     1.00
--------------------------------------------------------------------------------
Period Ended October 31,
 2000/10/                               1.00        0.03       (0.03)     1.00
U.S. GOVERNMENT MONEY MARKET FUND
Year Ended October 31,
 1996                                   1.00        0.05       (0.05)     1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 1997                                   1.00        0.05       (0.05)     1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 1998                                   1.00        0.05       (0.05)     1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 1999                                   1.00        0.04       (0.04)     1.00
--------------------------------------------------------------------------------
Year Ended October 31,
 2000                                   1.00        0.05       (0.05)     1.00
U.S. TREASURY MONEY MARKET FUND
Period Ended November 30, 1997/11/      1.00        0.03       (0.03)     1.00
--------------------------------------------------------------------------------
Year Ended November 30, 1998            1.00        0.05       (0.05)     1.00
--------------------------------------------------------------------------------
Year Ended November 30, 1999            1.00        0.04       (0.04)     1.00
--------------------------------------------------------------------------------
Period Ended October 31, 2000/10/       1.00        0.05       (0.05)     1.00
--------------------------------------------------------------------------------


1 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 0.62%, 0.62%, 0.64%, 0.66%,
  0.64%, respectively.

2 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996 would have been 0.73%, 0.75%, 0.75%, 0.78%, respectively.

3 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000, the fiscal year ended November 30, 1999 and the period ended November 30, 1998 would have been 0.97%, 1.09%, 1.29%, respectively.

4 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999,
  1998, 1997, 1996 would have been 0.83%, 0.69%, 0.71%, 0.70%,
  0.71%, respectively.
132 ............................................................................


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
               Supplemental Data and Ratios
     --------------------------------------------------------------
                                                      Ratio of Net
     Net Assets,         Ratio of Net                  Investment
       End of              Expenses                      Income
       Period             to Average                   to Average              Total
       (000s)             Net Assets                   Net Assets              Return

     $  750,051             0.35%/1/                     5.19%                 5.32%
---------------------------------------------------------------------------------------
      1,201,341             0.35%/1/                     5.23%                 5.38%
---------------------------------------------------------------------------------------
      1,623,970             0.35%/1/                     5.30%                 5.41%
---------------------------------------------------------------------------------------
      2,356,251             0.38%/1/                     4.76%                 4.85%
---------------------------------------------------------------------------------------
      2,998,020             0.39%/1/                     5.92%                 6.05%


         79,328             0.60%/2/                     3.09%                 3.13%
---------------------------------------------------------------------------------------
        108,639             0.60%/2/                     3.06%                 3.12%
---------------------------------------------------------------------------------------
        122,451             0.60%/2/                     3.02%                 3.04%
---------------------------------------------------------------------------------------
        153,189             0.71%/2/                     2.51%                 2.53%
---------------------------------------------------------------------------------------
        185,131             0.72%                        3.32%                 3.35%


         57,614             0.69%/3/,/9/                 2.81%/9/              2.85%/8/
---------------------------------------------------------------------------------------
         64,475             0.58%/3/                     2.64%                 2.67%
---------------------------------------------------------------------------------------
         68,482             0.77%/3/,/9/                 3.22%/9/              3.29%/8/


        198,334             0.60%/4/                     4.84%                 4.96%
---------------------------------------------------------------------------------------
        198,592             0.60%/4/                     4.83%                 4.99%
---------------------------------------------------------------------------------------
        233,176             0.60%/4/                     4.90%                 4.97%
---------------------------------------------------------------------------------------
        209,015             0.68%/4/                     4.30%                 4.37%
---------------------------------------------------------------------------------------
         60,461             0.72%/4/                     5.12%                 5.46%


        659,296             0.72%/5/,/9/                 4.87%/9/              3.37%/8/
---------------------------------------------------------------------------------------
      1,123,144             0.73%/5/                     4.73%                 4.84%
---------------------------------------------------------------------------------------
      1,766,246             0.77%/5/                     4.13%                 4.18%
---------------------------------------------------------------------------------------
      2,026,773             0.84%/5/,/9/                 5.13%/9/              5.20%/8/
---------------------------------------------------------------------------------------


     5 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000, the fiscal years ended November 30, 1999, 1998 and the period ended November 30, 1997 would have been 0.94%, 0.93%, 0.93%, 0.92%, respectively.

     6 For the Tax-Exempt Money Market Fund and the Ohio Tax-Exempt Money
       Market Fund, substantially all investment income is exempt from federal income tax.

     7 Reflects operations for the period from December 2, 1997 (date of initial public investment) to November 30, 1998.

     8 Not annualized.

     9 Annualized.

    10 Effective in 2000, the Fund's fiscal year end was changed to October
       31 from November 30.

    11 Reflects operations for the period from March 25, 1997 (date of initial public investment) to November 30, 1997.
 ............................................................................ 133


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Y Shares
Bond Funds



                                          Income from Investment Operations
                                        ----------------------------------------

                               Net                   Net Realized and
                           Asset Value,    Net       Unrealized Gains Total From
                            Beginning   Investment    or (Losses) on  Investment
 Per Share Data             of Period     Income        Securities    Operations

 SHORT-TERM BOND

 Year Ended October 31,
  1996                        $10.28      $0.58/7/        $(0.03)       $0.55
--------------------------------------------------------------------------------
 Year Ended October 31,
  1997                         10.25       0.60             0.02         0.62
--------------------------------------------------------------------------------
 Year Ended October 31,
  1998                         10.27       0.58             0.07         0.65
--------------------------------------------------------------------------------
 Year Ended October 31,
  1999                         10.34       0.54            (0.22)        0.32
--------------------------------------------------------------------------------
 Year Ended October 31,
  2000                         10.12       0.57             0.03         0.60
 INTERMEDIATE BOND

 Year Ended October 31,
  1996                         10.21       0.56/7/         (0.02)        0.54
--------------------------------------------------------------------------------
 Year Ended October 31,
  1997                         10.19       0.58             0.12         0.70
--------------------------------------------------------------------------------
 Year Ended October 31,
  1998                         10.31       0.57             0.19         0.76
--------------------------------------------------------------------------------
 Year Ended October 31,
  1999                         10.50       0.56            (0.39)        0.17
--------------------------------------------------------------------------------
 Year Ended October 31,
  2000                         10.10       0.61             0.02         0.63
 U.S. GOVERNMENT SECURITIES

 Year Ended November 30,
  1996                         10.82       0.62            (0.15)        0.47
--------------------------------------------------------------------------------
 Year Ended November 30,
  1997                         10.64       0.56            (0.04)        0.52
--------------------------------------------------------------------------------
 Year Ended November 30,
  1998                         10.58       0.57             0.12         0.69
--------------------------------------------------------------------------------
 Year Ended November 30,
  1999                         10.70       0.53            (0.38)        0.15
--------------------------------------------------------------------------------
 Period Ended October 31,
  2000/13/                     10.31       0.53             0.07         0.60
 AGGREGATE BOND

 Year Ended November 30,
  1996                         10.53       0.64            (0.19)        0.45
--------------------------------------------------------------------------------
 Year Ended November 30,
  1997                         10.34       0.56             0.03         0.59
--------------------------------------------------------------------------------
 Year Ended November 30,
  1998                         10.37       0.57             0.37         0.94
--------------------------------------------------------------------------------
 Year Ended November 30,
  1999                         10.74       0.56/12/        (0.68)       (0.12)
--------------------------------------------------------------------------------
 Period Ended October 31,
  2000/13/                      9.86       0.52/12/         0.12         0.64
 BOND IMMDEX(TM)

 Year Ended October 31,
  1996                         27.82       1.61/7/         (0.26)        1.35
--------------------------------------------------------------------------------
 Year Ended October 31,
  1997                         27.54       1.66             0.64/12/     2.30
--------------------------------------------------------------------------------
 Year Ended October 31,
  1998                         28.16       1.64             0.85         2.49
--------------------------------------------------------------------------------
 Year Ended October 31,
  1999                         29.01       1.64/12/        (1.66)       (0.02)
--------------------------------------------------------------------------------
 Year Ended October 31,
  2000                         27.36       1.71/12/         0.13         1.84
--------------------------------------------------------------------------------


1 The total return calculation for the Funds does not reflect the maximum sales charge of 4.00%.

2 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 1.12%, 1.09%, 1.11%, 1.11%,
  1.12%, respectively.

3 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 0.95%, 0.95%, 0.96%, 0.98%,
  0.99%, respectively.

4 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000 and the fiscal years ended November 30, 1999, 1998, 1997, 1996 would have been 1.15%, 1.09%, 1.07%, 1.07%, 1.06%, respectively.

5 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000 and the fiscal years ended November 30, 1999, 1998, 1997, 1996 would have been 1.11%, 1.08%, 1.06%, 1.05%, 1.05%, respectively.

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
               Less Distributions                                             Supplemental Data and Ratios
     ------------------------------------------                      -----------------------------------------------------
                                                                                                   Ratio of Net
     Dividends                                                       Net Assets, Ratio of Net       Investment
      from Net    Distributions                Net Asset               End of      Expenses           Income     Portfolio
     Investment       from           Total     Value, End   Total      Period     to Average        to Average   Turnover
       Income     Capital Gains  Distributions of Period  Return/1/    (000s)     Net Assets        Net Assets    Rate/8/


      $(0.58)         $  -          $(0.58)      $10.25    5.54%       $58,843      0.75%/2/          5.67%        59.62%
----------------------------------------------------------------------------------------------------------------------------
       (0.60)            -           (0.60)       10.27    6.21%        65,567      0.75%/2/          5.79%        77.12%
----------------------------------------------------------------------------------------------------------------------------
       (0.58)            -           (0.58)       10.34    6.58%        75,410      0.75%/2/          5.67%        78.20%
----------------------------------------------------------------------------------------------------------------------------
       (0.54)            -           (0.54)       10.12    3.16%        65,490      0.81%/2/          5.27%        52.28%
----------------------------------------------------------------------------------------------------------------------------
       (0.57)            -           (0.57)       10.15    6.05%        49,911      0.82%/2/          5.55%        31.87%


       (0.56)            -           (0.56)       10.19    5.51%        17,392      0.75%/3/          5.59%        59.29%
----------------------------------------------------------------------------------------------------------------------------
       (0.58)            -           (0.58)       10.31    7.09%        20,691      0.75%/3/          5.71%        40.61%
----------------------------------------------------------------------------------------------------------------------------
       (0.57)            -           (0.57)       10.50    7.57%        29,550      0.75%/3/          5.50%        27.29%
----------------------------------------------------------------------------------------------------------------------------
       (0.56)         (0.01)         (0.57)       10.10    1.66%        33,779      0.81%/3/          5.47%        64.07%
----------------------------------------------------------------------------------------------------------------------------
       (0.61)            -           (0.61)       10.12    6.41%        27,431      0.82%/3/          6.08%        17.91%


       (0.62)         (0.03)/10/     (0.65)       10.64    4.55%         2,232      0.96%/4/          5.75%        53.76%
----------------------------------------------------------------------------------------------------------------------------
       (0.58)            -           (0.58)       10.58    5.10%         7,049      0.97%/4/          5.52%       100.33%
----------------------------------------------------------------------------------------------------------------------------
       (0.57)            -           (0.57)       10.70    6.67%         6,140      0.97%/4/          5.34%        54.57%
----------------------------------------------------------------------------------------------------------------------------
       (0.54)            -           (0.54)       10.31    1.45%         8,584      0.98%/4/          5.17%        26.17%
----------------------------------------------------------------------------------------------------------------------------
       (0.51)            -           (0.51)       10.40    5.96%/9/      5,145      1.04%/4/,/14/     5.36%/14/    22.73%/9/


       (0.64)            -           (0.64)       10.34    4.51%        14,875      0.95%/5/          6.06%       149.20%
----------------------------------------------------------------------------------------------------------------------------
       (0.56)            -           (0.56)       10.37    6.00%        16,954      0.95%/5/          5.55%       140.72%
----------------------------------------------------------------------------------------------------------------------------
       (0.57)            -           (0.57)       10.74    9.30%        20,835      0.96%/5/          5.41%        91.14%
----------------------------------------------------------------------------------------------------------------------------
       (0.56)         (0.20)/11/     (0.76)        9.86   (1.12)%        4,753      0.97%/5/          5.49%        38.29%
----------------------------------------------------------------------------------------------------------------------------
       (0.52)            -           (0.52)        9.98    6.71%/9/     14,831      1.00%/5/,/14/     5.76%/14/    24.93%/9/


       (1.63)            -           (1.63)       27.54    5.06%        42,671      0.68%/6/          5.98%        33.38%
----------------------------------------------------------------------------------------------------------------------------
       (1.68)            -           (1.68)       28.16    8.68%        64,144      0.67%/6/          6.08%        35.12%
----------------------------------------------------------------------------------------------------------------------------
       (1.64)            -           (1.64)       29.01    9.11%        95,301      0.67%/6/          5.77%        20.07%
----------------------------------------------------------------------------------------------------------------------------
       (1.63)            -           (1.63)       27.36   (0.05)%       95,635      0.72%/6/          5.80%        57.04%
----------------------------------------------------------------------------------------------------------------------------
       (1.71)            -           (1.71)       27.49    6.99%        82,131      0.74%/6/          6.30%        25.34%
----------------------------------------------------------------------------------------------------------------------------


     6 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 0.74%, 0.74%, 0.74%, 0.74%,
       0.75%, respectively.

     7 Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

     8 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

     9 Not annualized.

    10 Includes distributions in excess of net realized gains of $0.03 per share.

    11 Includes distributions in excess of net realized gains of $0.07 per share.

    12 Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

    13 Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

    14 Annualized.

 ............................................................................ 135


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

Y Shares Bond Funds (cont'd.)



                                                         Income from Investment Operations
                                                       ---------------------------------------

                                              Net                  Net Realized and   Total
                                          Asset Value,    Net      Unrealized Gains    From
                                           Beginning   Investment   or (Losses) on  Investment
Per Share Data                             of Period   Income/2/      Securities    Operations

STRATEGIC INCOME
Year Ended November 30, 1996                 $10.53      $0.73          $(0.04)       $ 0.69
----------------------------------------------------------------------------------------------
Year Ended November 30, 1997                  10.50       0.73            0.18          0.91
----------------------------------------------------------------------------------------------
Year Ended November 30, 1998                  10.67       0.72           (0.94)        (0.22)
----------------------------------------------------------------------------------------------
Year Ended November 30, 1999                   9.62       0.64           (1.10)        (0.46)
----------------------------------------------------------------------------------------------
Period Ended October 31, 2000/15/              8.52       0.60           (0.04)         0.56

TAX-EXEMPT INTERMEDIATE BOND

Year Ended October 31, 1996                   10.23       0.40/8/        (0.01)         0.39
----------------------------------------------------------------------------------------------
Year Ended October 31, 1997                   10.21       0.42            0.14          0.56
----------------------------------------------------------------------------------------------
Year Ended October 31, 1998                   10.35       0.41            0.17          0.58
----------------------------------------------------------------------------------------------
Year Ended October 31, 1999                   10.52       0.42           (0.40)         0.02
----------------------------------------------------------------------------------------------
Year Ended October 31, 2000                   10.12       0.42            0.06          0.48

MISSOURI TAX-EXEMPT BOND

Year Ended November 30, 1996                  11.74       0.55           (0.05)         0.50
----------------------------------------------------------------------------------------------
Year Ended November 30, 1997                  11.69       0.53            0.18          0.71
----------------------------------------------------------------------------------------------
Year Ended November 30, 1998                  11.87       0.52            0.21          0.73
----------------------------------------------------------------------------------------------
Year Ended November 30, 1999                  12.08       0.50           (0.74)        (0.24)
----------------------------------------------------------------------------------------------
Period Ended October 31, 2000/15/             11.31       0.48            0.23          0.71

NATIONAL MUNICIPAL BOND
November 18, 1996/1/ through November
 30, 1996                                     10.00       0.02            0.05          0.07
----------------------------------------------------------------------------------------------
Year Ended November 30, 1997                  10.05       0.52            0.22          0.74
----------------------------------------------------------------------------------------------
Year Ended November 30, 1998                  10.27       0.44            0.30          0.74
----------------------------------------------------------------------------------------------
Year Ended November 30, 1999                  10.22       0.41           (0.69)        (0.28)
----------------------------------------------------------------------------------------------
Period Ended October 31, 2000/15/              9.43       0.37            0.31          0.68
----------------------------------------------------------------------------------------------


1 Commencement of operations.

2 For the Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt
  Bond Fund and National Municipal Bond Fund, substantially all investment income is exempt from federal income tax.

3 The total return calculation for the Funds does not reflect the maximum sales charge of 4.00%.

4 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000 and the fiscal years ended November 30, 1999, 1998, 1997, 1996 have been
  1.47%, 1.44%, 1.46%, 1.46%, 1.56%, respectively.

5 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 1.10%, 1.07%, 1.06%, 1.13%,
  1.22%, respectively.

6 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000 and the fiscal years ended November 30, 1999, 1998, 1997, 1996 would have been 0.98%, 1.07%, 1.06%, 1.06%, 1.05%, respectively.

7 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000, the fiscal years ended November 30, 1999, 1998, 1997 and the period ended
  November 30, 1996 would have been 1.09%, 1.16%, 1.16%, 1.17%,
  1.07%, respectively.
136 ............................................................................


 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------



               Less Distributions                                                 Supplemental Data and Ratios
     --------------------------------------------                        -----------------------------------------------------
                                                                                                       Ratio of Net
     Dividends                                                           Net Assets, Ratio of Net       Investment
      from Net      Distributions                Net Asset                 End of      Expenses           Income     Portfolio
     Investment         from           Total     Value, End   Total        Period     to Average        to Average   Turnover
       Income       Capital Gains  Distributions of Period  Return/3/      (000s)     Net Assets        Net Assets    Rate/9/

       $(0.72)          $  -         $ (0.72)      $10.50     6.99%       $110,775      1.36%/4/          7.26%       201.00%
---------------------------------------------------------------------------------------------------------------------------------
        (0.74)            -            (0.74)       10.67     9.02%        179,413      1.26%/4/          7.13%       142.00%
---------------------------------------------------------------------------------------------------------------------------------
        (0.73)          (0.10)         (0.83)        9.62    (2.16)%       202,354      1.26%/4/          7.19%       146.00%
---------------------------------------------------------------------------------------------------------------------------------
        (0.64)            -            (0.64)        8.52    (4.99)%       160,605      1.28%/4/          6.95%        73.00%
---------------------------------------------------------------------------------------------------------------------------------
        (0.62)/16/        -            (0.62)        8.46     6.85%/10/    129,461      1.37%/4/,/11/     7.76%/11/    63.29%/10/

        (0.41)            -            (0.41)       10.21     3.87%         10,690      0.75%/5/          3.99%        30.46%
---------------------------------------------------------------------------------------------------------------------------------
        (0.42)            -            (0.42)       10.35     5.60%         19,199      0.75%/5/          4.11%        11.22%
---------------------------------------------------------------------------------------------------------------------------------
        (0.41)            -            (0.41)       10.52     5.73%         32,466      0.75%/5/          4.00%        14.38%
---------------------------------------------------------------------------------------------------------------------------------
        (0.41)          (0.01)         (0.42)       10.12     0.14%         20,016      0.89%/5/          3.91%        21.77%
---------------------------------------------------------------------------------------------------------------------------------
        (0.41)          (0.04)         (0.45)       10.15     4.79%         15,295      0.92%/5/          4.07%        17.82%

        (0.55)            -            (0.55)       11.69     4.41%         25,144      0.85%/6/          4.75%         3.66%
---------------------------------------------------------------------------------------------------------------------------------
        (0.53)            -            (0.53)       11.87     6.27%         23,722      0.86%/6/          4.57%         3.50%
---------------------------------------------------------------------------------------------------------------------------------
        (0.52)            -            (0.52)       12.08     6.31%         23,611      0.86%/6/          4.38%         6.14%
---------------------------------------------------------------------------------------------------------------------------------
        (0.51)          (0.02)         (0.53)       11.31    (2.09)%        21,242      0.86%/6/          4.30%         0.76%
---------------------------------------------------------------------------------------------------------------------------------
        (0.48)            -            (0.48)       11.54     6.41%/10/     19,876      0.87%/6/,/11/     4.59%/11/     2.61%/10/

        (0.02)            -            (0.02)       10.05     0.73%/10/          1      0.37%/7/,/11/     9.08%/11/      -
---------------------------------------------------------------------------------------------------------------------------------
        (0.52)            -            (0.52)       10.27     7.61%            717      0.35%/7/          4.71%        83.94%
---------------------------------------------------------------------------------------------------------------------------------
        (0.44)          (0.35)         (0.79)       10.22     7.56%          1,162      0.85%/7/          4.18%        18.30%
---------------------------------------------------------------------------------------------------------------------------------
        (0.41)/12/      (0.10)/12/     (0.51)        9.43    (2.87)%/14/     1,582      0.96%/7/          4.14%          -
---------------------------------------------------------------------------------------------------------------------------------
        (0.38)/13/        -            (0.38)        9.73     7.43%/10/      1,526      0.98%/7/,/11/     4.34%/11/     3.69%/10/
---------------------------------------------------------------------------------------------------------------------------------


     8 Net investment income per share is calculated using ending prior to consideration of adjustment for permanent book and tax differences.

     9 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes issued.

    10 Not annualized.

    11 Annualized.

    12 Includes distributions in excess of net investment income and net realized gains of $0.01 and $0.01 per share, respectively.

    13 Includes distributions in excess of net investment income of $ 0.02 per share.

    14 Incurred class specific gains. The total return excluding this would have been (3.14)%.

    15 Effective in 2000, the Fund's fiscal year end was changed to October
       31 from November 30.

    16 Includes distributions in excess of net investment income of $ 0.04 per share.
 ............................................................................ 137


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

Y Shares
Equity Funds



                                                          Income from Investment Operations
                                                        --------------------------------------
                                               Net                 Net Realized and
                                           Asset Value,    Net     Unrealized Gains Total From
                                           Beginning of Investment  or (Losses) on  Investment
 Per Share Data                               Period      Income      Securities    Operations
 BALANCED INCOME

 December 1, 1997/1/ through October 31,
  1998                                        $10.00    $0.28/11/       $0.96         $1.24
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                         11.00     0.28            0.38          0.66
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  2000                                         10.94     0.28            0.65          0.93
 BALANCED GROWTH

 Year Ended October 31,
  1996                                         25.89     0.47/12/        2.64          3.11
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1997                                         27.98     0.58            4.19          4.77
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1998                                         30.48     0.56            1.86          2.42
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                         29.82     0.49            1.19          1.68
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  2000                                         30.06     0.55            5.15          5.70
 GROWTH AND INCOME

 Year Ended October 31,
  1996                                         27.62     0.42/12/        6.61          7.03
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1997                                         33.07     0.37            8.92          9.29
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1998                                         39.24     0.36            6.55          6.91
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                         44.41     0.29            4.92          5.21
----------------------------------------------------------------------------------------------
 Year Ended October 31,
  2000                                         46.06     0.14/11/        5.21          5.35
 EQUITY INCOME

 February 27, 1997/1/ through November
  30, 1997                                     10.00     0.19            1.56          1.75
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1998                                         11.56     0.18            0.98          1.16
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1999                                         10.24     0.14           (0.18)        (0.04)
----------------------------------------------------------------------------------------------
 Period Ended October 31,
  2000/4/                                       7.84     0.07            0.16          0.23
 RELATIVE VALUE

 Year Ended November 30,
  1996                                         15.02     0.27            4.01          4.28
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1997                                         19.03     0.67            4.45          5.12
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1998                                         23.48     0.11            3.66          3.77
----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1999                                         26.26     0.10            3.01          3.11
----------------------------------------------------------------------------------------------
 Period Ended October 31,
  2000/4/                                      29.10     0.20           (0.22)        (0.02)
----------------------------------------------------------------------------------------------


1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

5 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999 and the period ended October 31, 1998 would have been 1.39%, 1.48%, 1.63%, respectively.

6 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999,
  1998, 1997, 1996 would have been 1.28%, 1.25%, 1.24%, 1.25%,
  1.28%, respectively.
138 ............................................................................


 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------



               Less Distributions                                            Supplemental Data and Ratios
     -----------------------------------------                      -----------------------------------------------
                                                                                             Ratio of Net
     Dividends                                                      Net Assets, Ratio of Net  Investment
      from Net    Distributions               Net Asset               End of      Expenses    Income to   Portfolio
     Investment       from          Total     Value, End   Total      Period     to Average    Average    Turnover
       Income     Capital Gains Distributions of Period  Return/10/   (000s)     Net Assets   Net Assets  Rate/13/

      $(0.24)         $  -         $(0.24)      $11.00   12.46%/2/    $10,614   1.00%/3/,/5/   2.82%/3/   58.33%/2/
-------------------------------------------------------------------------------------------------------------------
       (0.28)         (0.44)        (0.72)       10.94    6.01%        13,087   1.18%/5/       2.59%      48.46%
-------------------------------------------------------------------------------------------------------------------
       (0.27)         (0.20)        (0.47)       11.40    8.73%        11,618   1.22%/5/       2.56%      82.13%



       (0.47)         (0.55)        (1.02)       27.98   12.30%        29,034   1.00%/6/       1.80%      63.91%
-------------------------------------------------------------------------------------------------------------------
       (0.59)         (1.68)        (2.27)       30.48   18.07%        44,026   1.00%/6/       2.06%      69.90%
-------------------------------------------------------------------------------------------------------------------
       (0.58)         (2.50)        (3.08)       29.82    8.60%        59,657   1.00%/6/       1.91%      56.44%
-------------------------------------------------------------------------------------------------------------------
       (0.49)         (0.95)        (1.44)       30.06    5.56%        53,807   1.18%/6/       1.59%      69.42%
-------------------------------------------------------------------------------------------------------------------
       (0.54)         (1.67)        (2.21)       33.55   19.46%        54,380   1.22%/6/       1.66%      78.63%



       (0.39)         (1.19)        (1.58)       33.07   26.62%        71,310   1.15%/7/       1.42%      51.37%
-------------------------------------------------------------------------------------------------------------------
       (0.39)         (2.73)        (3.12)       39.24   30.47%       128,070   1.12%/7/       1.09%      31.36%
-------------------------------------------------------------------------------------------------------------------
       (0.35)         (1.39)        (1.74)       44.41   18.08%       190,331   1.12%/7/       0.86%      48.56%
-------------------------------------------------------------------------------------------------------------------
       (0.35)         (3.21)        (3.56)       46.06   11.78%       194,089   1.17%/7/       0.74%      62.20%
-------------------------------------------------------------------------------------------------------------------
       (0.11)         (3.90)        (4.01)       47.40   12.54%       183,049   1.19%/7/       0.31%      89.36%



       (0.19)           -           (0.19)       11.56   17.64%/2/          1   0.37%/3/,/8/   2.34%/3/   48.33%/2/
-------------------------------------------------------------------------------------------------------------------
       (0.19)         (2.29)        (2.48)       10.24   11.82%            35   1.23%/8/       1.40%      98.32%
-------------------------------------------------------------------------------------------------------------------
       (0.13)         (2.23)        (2.36)        7.84    0.09%            95   1.28%/8/       1.58%      81.84%
-------------------------------------------------------------------------------------------------------------------
       (0.08)         (1.11)        (1.19)        6.88    3.67%/2/         98   1.39%/3/,/8/   1.36%/3/   32.22%/2/



       (0.26)         (0.01)        (0.27)       19.03   28.86%       215,843   1.04%/9/       1.71%      16.00%
-------------------------------------------------------------------------------------------------------------------
       (0.28)         (0.39)        (0.67)       23.48   27.69%        37,748   1.01%/9/       1.40%      18.00%
-------------------------------------------------------------------------------------------------------------------
       (0.17)         (0.82)        (0.99)       26.26   16.67%        50,925   1.29%/9/       0.70%      26.00%
-------------------------------------------------------------------------------------------------------------------
       (0.16)         (0.11)        (0.27)       29.10   11.89%        54,825   1.30%/9/       0.52%      11.00%
-------------------------------------------------------------------------------------------------------------------
       (0.21)           -           (0.21)       28.87   (0.07)%/2/    42,853   1.36%/3/,/9/   0.75%/3/    7.10%/2/
-------------------------------------------------------------------------------------------------------------------


     7 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 1.20%, 1.18%, 1.19%, 1.19%,
       1.23%, respectively.

     8 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000, the fiscal years ended November 30, 1999, 1998 and the period ended November 30, 1997 would have been 1.49%, 1.38%, 1.32%, 1.60%, respectively.

     9 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000 and the fiscal years ended November 30, 1999, 1998, 1997, 1996 would have been 1.46%, 1.46%, 1.49%, 1.21%, 1.24%, respectively.

    10 The total return calculation does not reflect the maximum sales charge of 5.50%.

    11 Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

    12 Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    13 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 ............................................................................ 139


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

Y Shares
Equity Funds (cont'd.)



                                                          Income from Investment Operations
                                                        --------------------------------------

                                               Net         Net     Net Realized and
                                           Asset Value, Investment Unrealized Gains Total From
                                            Beginning     Income    or (Losses) on  Investment
 Per Share Data                             of Period     (Loss)      Securities    Operations
 EQUITY INDEX

 Year Ended October 31, 1996                  $41.07    $0.77/12/      $ 8.69        $ 9.46
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1997                   49.40     0.80/11/       14.33         15.13
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1998                   63.11     0.84           12.58         13.42
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1999                   74.58     0.80           17.75         18.55
----------------------------------------------------------------------------------------------
 Year Ended October 31, 2000                   91.83     0.78            4.41          5.19

 LARGE CAP CORE EQUITY

 Year Ended October 31, 1996                   25.58    (0.07)/12/       4.81          4.74
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1997                   30.32    (0.05)/12/       6.30          6.25
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1998                   35.27    (0.02)/11/       5.66          5.64
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1999                   35.72    (0.12)/11/       6.42          6.30
----------------------------------------------------------------------------------------------
 Year Ended October 31, 2000                   37.96    (0.15)/11/       7.55          7.40

 LARGE CAP GROWTH

 Year Ended November 30, 1996                  12.70     0.17            3.12          3.29
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1997                  15.17     0.19            2.97          3.16
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1998                  17.17     0.02            3.32          3.34
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1999                  19.52    (0.04)           4.88          4.84
----------------------------------------------------------------------------------------------
 Period Ended October 31, 2000/15/             23.89    (0.10)           2.13          2.03

 INTERNATIONAL VALUE/14/

 Year Ended October 31, 1996                   19.15     0.07/12/        1.43          1.50
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1997                   20.21     0.06/12/       (1.10)        (1.04)
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1998                   18.58     0.20/11/       (3.15)        (2.95)
----------------------------------------------------------------------------------------------
 Year Ended October 31, 1999                   15.18     0.03            3.62          3.65
----------------------------------------------------------------------------------------------
 Year Ended October 31, 2000                   18.53     0.01/11/       (1.97)        (1.96)

 GLOBAL EQUITY

 Dec. 3, 1997/1/ through Nov. 30, 1998         10.00     0.05            0.34          0.39
----------------------------------------------------------------------------------------------
 Year Ended November 30, 1999                  10.35     0.09            2.78          2.87
----------------------------------------------------------------------------------------------
 Period Ended October 31, 2000/4/              12.94     0.01           (0.17)        (0.16)
----------------------------------------------------------------------------------------------


1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

5 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 0.68%, 0.68%, 0.69%, 0.70%,
  0.73%, respectively.

6 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999,
  1998, 1997, 1996 would have been 1.21%, 1.20%, 1.21%, 1.21%,
  1.23%, respectively.
140 ............................................................................


 ................................................................................

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------



               Less Distributions                                              Supplemental Data and Ratios
     -----------------------------------------                       ------------------------------------------------
                                                                                              Ratio of Net
     Dividends                                                       Net Assets, Ratio of Net  Investment
      from Net    Distributions               Net Asset                End of      Expenses   Income (Loss) Portfolio
     Investment       from          Total     Value, End    Total      Period     to Average   to Average   Turnover
       Income     Capital Gains Distributions of Period  Return/10/    (000s)     Net Assets   Net Assets   Rate/13/


      $(0.78)        $(0.35)       $(1.13)      $49.40    23.36%      $ 39,656   0.66%/5/        1.76%       7.48%
---------------------------------------------------------------------------------------------------------------------
       (0.81)         (0.61)        (1.42)       63.11    31.08%        76,866   0.63%/5/        1.40%       9.81%
---------------------------------------------------------------------------------------------------------------------
       (0.84)         (1.11)        (1.95)       74.58    21.63%       110,129   0.58%/5/        1.18%       2.91%
---------------------------------------------------------------------------------------------------------------------
       (0.83)         (0.47)        (1.30)       91.83    25.01%       142,247   0.61%/5/        0.92%      13.95%
---------------------------------------------------------------------------------------------------------------------
       (0.77)         (2.08)        (2.85)       94.17     5.60%       138,440   0.62%/5/        0.82%       6.46%



         -              -             -          30.32    18.53%        16,636   1.15%/6/       (0.29)%     56.75%
---------------------------------------------------------------------------------------------------------------------
         -            (1.30)        (1.30)       35.27    21.30%        25,043   1.14%/6/       (0.16)%     62.09%
---------------------------------------------------------------------------------------------------------------------
       (0.02)         (5.17)        (5.19)       35.72    18.58%        38,213   1.14%/6/       (0.05)%     51.82%
---------------------------------------------------------------------------------------------------------------------
       (0.02)         (4.04)        (4.06)       37.96    17.92%        47,238   1.19%/6/       (0.31)%     59.35%
---------------------------------------------------------------------------------------------------------------------
         -            (2.03)        (2.03)       43.33    19.92%        51,232   1.20%/6/       (0.35)%     60.18%



       (0.16)         (0.66)        (0.82)       15.17    27.34%        85,311   1.19%/7/        1.31%      96.00%
---------------------------------------------------------------------------------------------------------------------
       (0.14)         (1.02)        (1.16)       17.17    22.65%        45,025   1.09%/7/        0.86%      60.00%
---------------------------------------------------------------------------------------------------------------------
       (0.03)         (0.96)        (0.99)       19.52    20.76%        66,478   1.34%/7/        0.12%      48.00%
---------------------------------------------------------------------------------------------------------------------
       (0.02)         (0.45)        (0.47)       23.89    25.26%        90,468   1.36%/7/       (0.08)%     28.00%
---------------------------------------------------------------------------------------------------------------------
         -              -             -          25.92     8.50%/2/    101,689   1.38%/3/,/7/   (0.40)%/3/  34.63%/2/



       (0.07)         (0.37)        (0.44)       20.21     7.95%         3,769   1.75%/8/        0.37%      31.57%
---------------------------------------------------------------------------------------------------------------------
       (0.13)         (0.46)        (0.59)       18.58    (5.30)%        6,502   1.75%/8/        0.25%      97.09%
---------------------------------------------------------------------------------------------------------------------
       (0.08)         (0.37)        (0.45)       15.18   (16.16)%        6,486   1.75%/8/        1.12%      43.96%
---------------------------------------------------------------------------------------------------------------------
       (0.30)           -           (0.30)       18.53    24.48%         6,418   1.81%/8/        0.56%      45.50%
---------------------------------------------------------------------------------------------------------------------
       (0.01)           -           (0.01)       16.56   (10.57)%        5,028   1.82%/8/        0.07%      75.46%



       (0.04)           -           (0.04)       10.35     3.95%/2/     48,459   1.31%/3/,/9/    0.37%/3/    3.00%/2/
---------------------------------------------------------------------------------------------------------------------
       (0.10)         (0.18)        (0.28)       12.94    28.44%        59,496   1.13%/9/        0.27%      34.00%
---------------------------------------------------------------------------------------------------------------------
         -            (0.14)        (0.14)       12.64    (1.30)%/2/    72,125   1.18%/3/,/9/    0.12%/3/   10.43%/2/
---------------------------------------------------------------------------------------------------------------------


     7 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000 and the fiscal years ended November 30, 1999, 1998, 1997, 1996 would have been 1.48%, 1.52%, 1.54%, 1.29%, 1.39%, respectively.

     8 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 2.11%, 2.10%, 2.16%, 2.50%,
       2.61%, respectively.

     9 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000, the fiscal year ended November 30, 1999 and the period ended November 30, 1998 would have been 1.28%, 1.29%, 1.51%, respectively.

    10 The total return calculation does not reflect the maximum sales charge of 5.50%.

    11 Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

    12 Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    13 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    14 Effective September 2, 1997, Hansberger Global Investors
       assumed the investment sub-advisory responsibilities of State
       Street Global Advisors.
 ............................................................................ 141


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

Y Shares
Equity Funds


                                                           Income from Investment Operations
                                                        ---------------------------------------

                                               Net          Net     Net Realized and
                                           Asset Value, Investment  Unrealized Gains Total From
                                            Beginning     Income     or (Losses) on  Investment
 Per Share Data                             of Period     (Loss)       Securities    Operations
 INTERNATIONAL GROWTH

 Year Ended November 30,
  1996                                        $10.75    $ 0.01          $ 1.27        $ 1.28
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1997                                         12.03     (0.03)           0.33          0.30
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1998                                         11.97         -            1.78          1.78
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1999                                         13.25     (0.01)           4.55          4.54
-----------------------------------------------------------------------------------------------
 Period Ended October 31,
  2000/4/                                      17.00     (0.03)/13/      (0.45)        (0.48)

 MIDCAP INDEX

 November 4, 1999/1/ through October 31,
  2000                                         10.00      0.04            2.56          2.60

 MIDCAP CORE EQUITY

 Year Ended October 31,
  1996                                         41.40     (0.13)/14/       4.70          4.57
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1997                                         41.38     (0.20)/14/       8.44          8.24
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1998                                         44.36     (0.24)/13/      (2.07)        (2.31)
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                         37.59     (0.08)/13/       0.60          0.52
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  2000                                         37.80     (0.18)/13/      17.80         17.62

 SMALL CAP INDEX

 December 30, 1998/1/ through November
  30, 1999                                     10.00         -            0.17          0.17
-----------------------------------------------------------------------------------------------
 Period Ended October 31,
  2000/4/                                      10.17     (0.01)           2.18          2.17

 SMALL CAP CORE EQUITY

 Year Ended November 30,
  1996                                         13.40     (0.01)           1.03          1.02
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1997                                         13.36     (0.04)           2.48          2.44
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1998                                         14.98     (0.07)          (1.87)        (1.94)
-----------------------------------------------------------------------------------------------
 Year Ended November 30,
  1999                                         11.82     (0.07)/13/       2.10          2.03
-----------------------------------------------------------------------------------------------
 Period Ended October 31,
  2000/4/                                      13.80     (0.01)/13/       4.03          4.02
 SCIENCE & TECHNOLOGY
 March 31, 2000/1/ through October 31,
  2000/4/                                      21.93     (0.07)          (2.43)        (2.50)
 MICROCAP
 August 1, 1995/1/ through June 30, 1996       10.00     (0.02)           6.10          6.08
-----------------------------------------------------------------------------------------------
 July 1, 1996 through October 31, 1996         15.42     (0.08)/14/       0.82          0.74
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1997                                         16.16     (0.18)/14/       4.24          4.06
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1998                                         17.47     (0.25)/13/      (3.17)        (3.42)
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  1999                                         12.38     (0.26)/14/       9.71          9.45
-----------------------------------------------------------------------------------------------
 Year Ended October 31,
  2000                                         21.80     (0.40)/13/      15.99         15.59
-----------------------------------------------------------------------------------------------


1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.

5 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000 and the fiscal years ended November 30, 1999, 1998, 1997, 1996 would have been 1.76%, 1.75%, 1.75%, 1.75%, 1.76%, respectively.

6 Without fees waived, the ratio of net expenses to average net assets for the period ended October 31, 2000 would have been 0.90%.

7 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 2000, 1999, 1998, 1997, 1996 would have been 1.22%, 1.21%, 1.20%, 1.20%,
  1.20%, respectively.

8 Without fees waved, ratios of net expenses to average net
  assets for the period ended October 31, 2000 and the period ended November 30, 1999 would have been 1.09%, 1.12%,
  respectively.
142 ............................................................................


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

                                                         [LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------



               Less Distributions                                               Supplemental Data and Ratios
     -----------------------------------------                       --------------------------------------------------
                                                                                               Ratio of Net
      Dividends                                                      Net Assets, Ratio of Net   Investment
      from Net    Distributions               Net Asset                End of      Expenses    Income (Loss) Portfolio
     Investment       from          Total     Value, End    Total      Period     to Average    to Average    Turnover
       Income     Capital Gains Distributions of Period  Return/12/    (000s)     Net Assets    Net Assets    Rate/15/

     $        -    $        -      $    -       $12.03    11.91%       $ 6,059   1.44%/5/        0.16%        77.63%
-----------------------------------------------------------------------------------------------------------------------
      (0.05)/17/    (0.31)          (0.36)       11.97     2.59%         6,798   1.59%/5/       (0.21)%       75.18%
-----------------------------------------------------------------------------------------------------------------------
      (0.07)/17/    (0.43)          (0.50)       13.25    15.37%         8,058   1.58%/5/        0.01%        88.95%
-----------------------------------------------------------------------------------------------------------------------
      (0.04)/17/    (0.75)          (0.79)       17.00    36.61%        11,307   1.56%/5/        0.00%        93.73%
-----------------------------------------------------------------------------------------------------------------------
      (0.11)        (1.52)          (1.63)       14.89    (3.59)%/2/    16,373   1.58%/3/,/5/   (0.26)%/3/    90.01%/2/

      (0.04)                -       (0.04)       12.56    26.48%/2/      1,918   0.75%/3/,/6/    0.75%/3/     44.52%/2/

              -     (4.59)          (4.59)       41.38    12.27%       111,159   1.13%/7/       (0.35)%      103.34%
-----------------------------------------------------------------------------------------------------------------------
              -     (5.26)          (5.26)       44.36    22.18%       147,396   1.12%/7/       (0.50)%       97.40%
-----------------------------------------------------------------------------------------------------------------------
              -     (4.46)          (4.46)       37.59    (5.91)%      136,146   1.13%/7/       (0.57)%       77.39%
-----------------------------------------------------------------------------------------------------------------------
              -     (0.31)          (0.31)       37.80     1.31%        95,758   1.19%/7/       (0.21)%      139.91%
-----------------------------------------------------------------------------------------------------------------------
              -     (0.79)          (0.79)       54.63    47.23%       108,326   1.20%/7/       (0.38)%      204.56%

              -             -           -        10.17     1.74%/2/     14,955   0.92%/3/,/8/   (0.06)%/3/    35.27%/2/
-----------------------------------------------------------------------------------------------------------------------
      (0.01)        (0.14)          (0.15)       12.19    21.54%/2/     18,057   0.99%/3/,/8/   (0.11)%/3/    31.54%/2/

      (0.01)/16/    (1.05)          (1.06)       13.36     8.39%        30,081   1.26%/9/       (0.13)%       65.85%
-----------------------------------------------------------------------------------------------------------------------
              -     (0.82)          (0.82)       14.98    19.41%        34,395   1.25%/9/       (0.29)%       80.23%
-----------------------------------------------------------------------------------------------------------------------
              -     (1.22)/16/      (1.22)       11.82   (14.17)%       25,037   1.25%/9/       (0.45)%       69.72%
-----------------------------------------------------------------------------------------------------------------------
              -     (0.05)          (0.05)       13.80    17.27%         2,448   1.26%/9/       (0.59)%       72.08%
-----------------------------------------------------------------------------------------------------------------------
      (0.01)        (0.26)          (0.27)       17.55    29.67%/2/      4,442   1.28%/3/,/9/   (0.01)%/3/    91.35%/2/

              -             -           -        19.43   (11.40)%/2/     1,944   1.64%/3/,/10/  (1.47)%/3/    84.55%

      (0.04)        (0.62)          (0.66)       15.42    63.52%/2/      9,036   1.99%/3/,/11/  (0.36)%/3/   283.67%/2/
-----------------------------------------------------------------------------------------------------------------------
              -             -           -        16.16     4.80%/2/      9,273   1.97%/3/,/11/  (1.69)%/3/    64.44%/2/
-----------------------------------------------------------------------------------------------------------------------
              -     (2.75)          (2.75)       17.47    29.78%        16,793   1.95%/11/      (1.45)%      158.39%
-----------------------------------------------------------------------------------------------------------------------
              -     (1.67)          (1.67)       12.38   (21.71)%       12,419   1.99%/11/      (1.63)%      135.61%
-----------------------------------------------------------------------------------------------------------------------
              -     (0.03)          (0.03)       21.80    76.54%        21,988   2.01%/11/      (1.43)%      200.09%
-----------------------------------------------------------------------------------------------------------------------
              -     (6.13)          (6.13)       31.26    87.43%        43,031   1.96%          (1.31)%      178.77%
-----------------------------------------------------------------------------------------------------------------------


     9 Without fees waived, ratios of net expenses to average net assets for the period ended October 31, 2000 and the fiscal years ended November 30, 1999, 1998, 1997, 1996 would have been 1.39%, 1.36%, 1.35%, 1.35%, 1.36%, respectively.

    10 Without fees waived, the ratio of net expenses to average net assets for the period ended October 31, 2000 would have been 1.73%.

    11 Without fees waived, ratios of net expenses to average net assets for the fiscal years ended October 31, 1999, 1998, 1997 and the periods ended October 31 and June 30, 1996 would have been 2.02%, 2.06%, 2.03%, 2.04%, 2.22%, respectively.

    12 The total return calculation does not reflect the maximum sales charge of 5.50%.

    13 Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

    14 Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

    15 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    16 Includes distributions in excess of net investment income of $0.01 per share for the period ended November 30, 1996. Includes distributions in excess of net capital gains of $0.03 per share for the period ended November 30, 1998.

    17 Includes distributions in excess of net investment income for the periods ended November 30, 1999, 1998, 1997 of $0.01,
       $0.07 and $0.02 per share, respectively.
 ............................................................................ 143


 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P SmallCap 600 Index", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P SmallCap 600" and "Standard & Poor's SmallCap 600" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by Firstar Funds. The Equity Index Fund, MidCap Index Fund and Small Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund, MidCap Index Fund or Small Cap Index Fund.

The Lehman Brothers 1-3 Year Government/Credit Bond Index, Lehman Brothers Intermediate U.S. Government/Credit Bond Index, Lehman Brothers U.S. Government/Credit Bond Index, Lehman Brothers U.S. Aggregate Bond Index, Lehman Brothers 5-Year General Obligation Bond Index, Lehman Brothers Municipal Bond Index and Lehman Brothers Municipal Bond Index-10 Year are trademarks of Lehman Brothers. The Fund, its Adviser and the Administrator are not affiliated in any way with Lehman Brothers. Inclusion of a security in the bond index in no way implies an opinion by Lehman Brothers as to its attractiveness or appropriateness as an investment. Lehman Brothers' publication of the bond index is not made in connection with any sale or offer for sale of securities or any solicitations of orders for the purchase of securities.

144 ............................................................................

      For More   Annual/Semi-Annual Reports
   Information   Additional information about the Funds' performance and
                 investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

                 Statement of Additional Information
                 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

                 The Funds' annual and semi-annual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND.

                 To obtain other information and for shareholder inquiries:

                 By telephone - call 1-800-677-FUND

                 By mail - Firstar Funds
                           615 East Michigan Street
                           P.O. Box 3011
                           Milwaukee,Wisconsin 53201-3011

                 By e-mail - firstarfunds@firstar.com
                             ------------------------

                 On the Internet - Text only version of the Funds' documents are located online and may be downloaded from:
                                   http://www.sec.gov
                                   ------------------

                 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov, or by sending your request and
                             ------------------
                 a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.


              The Fund's Investment Company Act File Number is 811-5380.

www.firstarfunds.com                                     [LOGO OF FIRSTAR FUNDS]

                                                                         FF-Y-01